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             LB SERIES FUND, INC.
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             LB SERIES FUND, INC.
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December 31, 1999

Annual Report for Variable Products


[LUTHERAN BROTHERHOOD LOGO OMITTED]

[GRAPHIC OMITTED: PHOTO OF ROLF F. BJELLAND]


Our Message To You

December 31, 1999


Dear Member:

The 12 months ended December 31, 1999 had no shortage of excitement for investors in the securities markets. From the powerful emergence of Internet stocks and online trading to the worries over the millennium ("Y2K") bug, there seemed to be new, uncharted waters to navigate at every turn.

Yet, the more things change, the more they stay the same. Most of these new challenges were best managed using old strategies. Investors who made radical changes to their portfolios in an attempt to time the market's sharp rallies in technology stocks, for example, probably met with disappointing results -- the ups and downs of that sector were simply too sharp and unpredictable to accurately time. However, patient investors using a buy-and-hold approach more than likely benefited from gains in the technology sector.

The fervor surrounding technology stocks, however, belies a fundamental truth. In reality, many of the technology issues that are white hot today will not remain so over the long-run. Like companies in other sectors of the market, the technology companies that survive will require competitive advantages within their industries, accompanied by solid business plans, sound management teams, and strong earnings growth. The key, of course, is knowing which companies to pick. That's why professional money management is more important than ever.

At Lutheran Brotherhood, we maintain expert teams of portfolio managers, securities analysts, quantitative analysts and securities traders to execute each fund's investment objectives. Recently, we have expanded our capabilities even further to assure that we remain on the leading edge of investment research. Our equity and fixed-income analysts specialize in covering specific industries, and all have the latest technology at their disposal. Research is just one part of our efforts to provide you with competitive variable life and annuity products that meet your needs in today's complex investment world.

Your LBSC registered representative is also committed to your financial well-being. LBSC representatives are trained specialists who understand the importance of a personalized investment program that reflects your individual financial goals, time horizon, and risk tolerance. We've developed exclusive tools like LB's AssetMatchSM investment allocation program, and Retirement PlannerSM and What-If?SM tax cal-culation program, to help you determine if you're on-track to meet your goals. But nothing we can offer is more valuable than the knowledge and experience of your LBSC Corp. registered representative, who can use these tools and others to help you develop a personalized investment program that is tailored to your goals.

Lutheran Brotherhood enters this landmark new year stronger than ever, with over $26 billion in assets under management of Lutheran Brotherhood and its affiliated companies, more than $76 million in fraternal outreach in 1999 and, most importantly, more than one million members who put their trust in us. All of us at Lutheran Brotherhood take pride in serving our members and we wish you continued success in the years to come.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
LB Series Fund, Inc.


Economic Overview

[GRAPHIC OMITTED: PHOTO OF RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer

Y2K-related concerns failed to dampen investor enthusiasm during the 12-month period ending December 31, 1999, as the world's economies experienced a seamless transition into the year 2000. In the United States, technology issues led the stock market's upward advance, while rising interest rates depressed overall bond performance.

U.S. Economy

1999 was among the strongest years yet in a nine-year economic expansion that has created over 20 million new jobs, produced record low unemployment rates and placed the United States on the leading edge of the new information age.

The decade closed with the U.S. economy expanding at a brisk pace. With increasing numbers of Americans benefiting from investments in the securities markets, the resulting "wealth effect" was a major contributor to strong consumer spending. During the last two quarters of the year, gross domestic product grew by just under six percent from the previous year, while merchants saw one of the strongest holiday sales periods in a decade.

The U.S. unemployment rate hit a 30-year low in October, and remained unchanged at 4.1% for the duration of the year. At the same time, advances in technology and rising productivity levels kept wage inflation contained.

Inflation & Monetary Policy

Although energy costs continued to rise, Americans benefited from otherwise minimal consumer price inflation in 1999. Strong competition limited companies' ability to boost prices, and the continued growth of Internet commerce added an extra element of price competition. The core consumer price index, which excludes food and energy costs, hovered at a modest 2% throughout the year.

Nonetheless, concern about the accelerating economy's potential impact on prices played a critical role in guiding U.S. monetary policy. In an attempt to slow U.S. economic growth rates and head off potential inflation, the Federal Reserve Board raised the overnight federal funds rate by 0.75% in 1999, reversing 1998's three rate cuts.

Equity Performance

Although investor sentiment heavily favored technology issues throughout much of the year, economically sensitive cyclical stocks received a temporary boost in April and May. This market rotation allowed value stocks to briefly outperform growth stocks before technology issues regained their market dominance. Strong demand for technology stocks was reflected in the remarkable growth of the technology-heavy NASDAQ Composite Index, which gained an unprecedented 86.13% during the year, with much of that increase occurring in the fourth quarter.

After an extended period of underperformance, small-company stocks reversed course in 1999. With a trailing 12-month total return of 21.35%, the small-company Russell 2000 Index outperformed the large-company Standard & Poor's 500 Index, as well as the medium-company Standard & Poor's 400 MidCap Index, which returned 21.04% and 14.70%, respectively.

In another sharp reversal, nearly every major foreign stock market index outperformed the S&P 500 in 1999, as the world's economies recovered strongly from 1998's international currency crises. Several major Latin American stock markets reached new highs, including those of Mexico and Brazil, while in Japan, Korea and much of Southeast Asia, equity investments produced stellar returns. In Europe, the rapid pace of corporate merger and acquisition activity set the pace for generally strong equity performance.

Fixed Income Performance

Investment-grade bond performance was hampered by steadily rising interest rates and declining bond prices over the course of the 12-month period, as the yield on the bellwether 30-year U.S. Treasury bond rose by 1.39%. Overall, the high-quality Lehman Brothers Aggregate Index fell by -0.82%, while the Lehman Brothers Municipal Index dropped by -2.06%.

High-yield bonds, on the other hand, benefited from strong equity performance and healthy demand for yield-spread securities. Overall, the Lehman Brothers High Yield Index returned 2.39% in 1999. Portfolios with sizable media and telecommunications holdings did particularly well, as firms in those industries flourished.

Outlook

Choppy trading in the first two days of 2000 underscored widespread expectations that the Federal Reserve will raise short-term interest rates several times in the coming year. Despite overall price stability, the Federal Reserve remains concerned about the potential for inflation given high economic growth rates and tight labor markets. Higher interest rates have the potential to cool off economic growth, but could also exert considerable pressure on stock and bond prices, leading to increased market volatility.

Fortunately, consumer confidence remains high and the U.S. economy is just short of reaching the longest expansion in its history. While economic growth rates could decelerate this year, recent trends have shown that traditional boom and bust cycles may be on the wane. Innovations in technology have spurred remarkable growth in productivity, which, in turn, has weakened traditional inhibitors to sustained economic expansion, particularly inflation. Additionally, the firming of foreign economies should improve the earnings growth of U.S. exporters, barring any major disturbances in world markets.

Market breadth, too, could improve given the attractive valuations of many smaller-company stocks and recent shifts in investor sentiment. A widening market would provide a more solid base for investment gains, and reward investors who remain diversified in a variety of asset classes.

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Opportunity Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF RICHARD T. WHITNEY]

Richard T. Whitney is portfolio manager for the Opportunity Growth Portfolio and a managing director of T. Rowe Price Associates, the investment subadvisor for the Portfolio. Rich has been with T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.

In a significant turnaround from 1998, renewed investor demand helped small-capitalization stocks perform well in 1999. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) Like the stock market as a whole, small-cap stocks experienced significant volatility, but earned sizable gains for the year, with technology stocks powering most of the advance.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Short-Term Securities          3.4%
Common Stocks                 96.6%


By increasing investments in technology firms, as well as other companies whose earnings outlooks were especially robust, the LB Series Fund, Inc. Opportunity Growth Portfolio earned a total return (based on NAV) of 27.55% for the 12 months ended December 31, 1999. The Russell 2000 Index of small-company stocks, which is less oriented toward growth, earned 21.35% over the same time.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
RSA Security, Inc.                                            1.1%
Proxim, Inc.                                                  1.1%
Emmis Broadcasting Corp., Class A                             1.0%
QRS Corp.                                                     1.0%
QLogic Corp.                                                  1.0%
Liberate Technologies, Inc.                                   1.0%
USinternetworking, Inc.                                       0.9%
Cox Radio, Inc., Class A                                      0.8%
Novellus Systems, Inc.                                        0.8%
Hyperion Solutions Corp.                                      0.8%

Footnote reads:
These holdings represent 9.5% of the total investment portfolio.


Increased Attention to Growth

When 1999 began, gains in the small-cap sector were limited primarily to Internet firms and other companies with exceptionally high earnings growth rates. In April and May, investors broadened their interest into economically sensitive "cyclical" issues and stocks whose prices were more attractive relative to issuers' earnings. In the third quarter, rising interest rates created uncertainty and the small-cap sector gave up a large portion of its earlier gain. Renewed investor confidence in the fourth quarter, however, drove small-cap stocks sharply higher and helped the sector earn a strong return for 1999 as a whole.

Although the price fluctuations of technology stocks increased volatility in the small-cap sector during the year, the strong returns for technology shares drove most of the small-cap advance. While technology stocks became increasingly expensive by traditional measures, the earnings growth rates of technology firms were very high. For this reason, gains in this sector increased the portion of technology stocks in the Portfolio to nearly 50% at the end of the year. Among the holdings that were especially beneficial to the Fund's performance were QLogic, Proxim and Emmis Broadcasting.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services          19.7%
Electronics                               9.9%
Services - Cyclical                       6.3%
Retail                                    5.9%
Services - Technology                     4.9%
Communications Equipment                  4.8%
Electrical Equipment                      4.5%
Health Care - Drugs & Pharmaceuticals     3.1%
Broadcasting                              2.9%
Equipment - Semiconductors                2.6%

Footnote reads:
These holdings represent 64.6% of the total investment portfolio.



LB Series Fund, Inc.

Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.


Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):        $436.9


To give the Portfolio proper diversification, we selectively increased investments in companies with lower valuations. We paid for these and other additions by trimming shares in other sectors, such as technology services, broadcasting and media, retail and health care services firms.

Continued Focus on Growth and Diversification

The strong interest in growth stocks during 1999 produced the largest spread on record between returns for growth and returns for value-oriented issues. Eventually, however, we expect stock prices to track earnings and other company fundamentals more closely. Although small-cap valuations vary widely, with prices for technology shares above their historical relationship to company fundamentals, the small-cap sector as a whole remains at the low end of its valuation range.

If a more equitable base of market leadership develops, as we expect, the Portfolio's diversified investment approach should serve shareholders well. A diversified mix of investments should also help dampen volatility as the stock market experiences occasional price corrections.


[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 1/31/96

                  Opportunity
                    Growth           Russell 2000          Consumer
Date              Portfolio             Index             Price Index
----------------------------------------------------------------------
1/31/96            10,000              10,000               10,000
2/29/96            10,416              10,312               10,032
3/31/96            10,722              10,525               10,084
4/30/96            11,944              11,089               10,123
5/31/96            12,716              11,525               10,142
6/30/96            11,871              11,052               10,149
7/31/96            10,855              10,087               10,168
8/31/96            11,499              10,673               10,188
9/30/96            12,342              11,090               10,220
10/31/96           11,364              10,920               10,253
11/30/96           10,954              11,369               10,272
12/31/96           11,302              11,667               10,272
1/31/97            11,528              11,901               10,304
2/28/97            10,533              11,613               10,337
3/31/97             9,415              11,065               10,363
4/30/97             9,009              11,095               10,376
5/31/97            10,338              12,329               10,369
6/30/97            10,887              12,858               10,382
7/31/97            11,454              13,456               10,395
8/31/97            11,721              13,764               10,415
9/30/97            13,018              14,772               10,440
10/31/97           12,246              14,123               10,466
11/30/97           11,776              14,032               10,460
12/31/97           11,407              14,277               10,447
1/31/98            11,063              14,052               10,466
2/28/98            11,739              15,090               10,486
3/31/98            12,175              15,712               10,505
4/30/98            12,216              15,798               10,525
5/31/98            11,219              14,947               10,544
6/30/98            11,305              14,978               10,557
7/31/98            10,451              13,765               10,570
8/31/98             8,200              11,094               10,583
9/30/98             8,812              11,963               10,596
10/31/98            9,345              12,451               10,622
11/30/98            9,990              13,104               10,622
12/31/98           11,066              13,915               10,615
1/31/99            10,904              14,096               10,641
2/28/99             9,855              12,959               10,654
3/31/99            10,027              13,162               10,687
4/30/99            10,242              14,341               10,764
5/31/99            10,645              14,553               10,764
6/30/99            11,352              15,207               10,764
7/31/99            11,343              14,788               10,797
8/31/99            10,861              14,243               10,823
9/30/99            11,168              14,243               10,874
10/31/99           11,244              14,304               10,894
11/30/99           12,273              15,176               10,900
12/31/99          $14,114             $16,893              $10,900

INSET LEGEND READS:
Russell 2000
Index
$16,893

Opportunity Growth
Portfolio
$14,114

Consumer
Price Index
$10,900


INSET BOX ON CHART READS:

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------
Since Inception
1/18/96            10.57%
1 Year             27.55%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Mid Cap Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF BRIAN L. THORKELSON]

Brian L. Thorkelson is portfolio manager for the Mid Cap Growth Portfolio.
He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

In a market that favored technology issues, medium-capitalization Internet and telecommunications stocks were among the strongest performers of 1999. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) These kinds of stocks, along with continued economic strength, boosted overall returns for the mid-cap growth market during the period.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      9.3%
Common Stocks             90.7%


With a significant overweighting in high-growth areas like technology and telecommunications, the LB Series Fund, Inc. Mid Cap Growth Portfolio far outpaced its market benchmark, the Standard & Poor's MidCap 400 Index, for the reporting period. Over the 12 months ended December 31, 1999, the Portfolio had a total return (based on NAV) of 49.64%, versus 14.70% for the Index.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Veritas Software Corp.                                        1.0%
Citrix Systems, Inc.                                          1.0%
Comverse Technology, Inc.                                     1.0%
QUALCOMM, Inc.                                                0.8%
Analog Devices, Inc.                                          0.7%
Xilinx, Inc.                                                  0.7%
Vitesse Semiconductor Corp.                                   0.7%
PMC-Sierra, Inc.                                              0.6%
JDS Uniphase Corp.                                            0.6%
Forest Laboratories, Inc.                                     0.6%

Footnote reads:
These holdings represent 7.7% of the total investment portfolio.


Heavier Weighting in Technology

Investors favored technology stocks and other high-growth issues throughout much of 1999. As economic optimism improved, interest in other mid-cap growth shares improved, as well.

Because of purchases we made during the third quarter of 1998, the Portfolio was substantially overweighted in technology stocks when the reporting period began. In addition, we also overweighted shares of energy and health care firms. During the year, we increased our weighting in technology in order to take advantage of strong momentum in the sector, particularly in the area of software, semiconductor and communications equipment firms. Strong performers in these groups included BroadVision Inc., Rational Software, and LAM Research. Careful stock selection was also key in the area of health care, where the Portfolio was overweighted in shares of biotechnology and pharmaceutical firms.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services          17.1%
Electronics                               9.3%
Communications Equipment                  6.0%
Telephone & Telecommunications            5.0%
Banks                                     3.8%
Retail                                    3.8%
Broadcasting                              3.7%
Oil & Gas                                 3.6%
Health Care - Drugs & Pharmaceuticals     3.2%
Biotechnology                             2.9%

Footnote reads:
These holdings represent 58.4% of the of the total investment portfolio.



LB Series Fund, Inc.

Mid Cap Growth Portfolio
seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.


Portfolio Facts
Inception Date:      1/30/98
Total Net Assets
(in millions):       $271.7


Of further benefit were underweightings in the poorer performing financial and consumer cyclical groups. As we increased the Portfolio's weighting in technology shares, we reduced positions in these sectors accordingly. Following strong performances by capital goods and energy stocks in the first half of the year, we also trimmed holdings in those issues.

Technology to Remain Large Position

We believe that the direction of interest rates will play a large role in the future performance of mid-cap shares. If rates stabilize or decline, mid-cap stocks could become more attractive. Conversely, if interest rates continue to rise, the profits of many mid-cap firms could suffer.

As investors wait to see what happens with interest rates, the prices for stocks of all market capitalizations could remain choppy. Technology shares could be particularly volatile, due to historically high price/earnings ratios, as well as other company fundamentals. While we like the long-term outlook for technology issues and plan to keep a sizable position in the sector, we may trim that sector to a more market-neutral position in coming months. This strategy would let us take advantage of opportunities in financial stocks, as well as other sectors whose prices have become particularly attractive.



[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 1/31/98]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 1/31/98

                      Mid
                      Cap
                     Growth             S&P MidCap       Consumer
Date                Portfolio           400 Index       Price Index
----------------------------------------------------------------------
1/31/98              10,000              10,000           10,000
2/28/98              10,732              10,828           10,019
3/31/98              11,132              11,316           10,037
4/30/98              11,224              11,523           10,056
5/31/98              10,650              11,005           10,074
6/30/98              10,968              11,074           10,087
7/31/98              10,457              10,645           10,099
8/31/98               8,344               8,665           10,111
9/30/98               8,868               9,498           10,124
10/31/98              9,393              10,347           10,149
11/30/98             10,084              10,864           10,149
12/31/98             11,162              12,176           10,142
1/31/99              11,588              11,702           10,167
2/28/99              10,939              11,089           10,179
3/31/99              11,624              11,400           10,210
4/30/99              12,050              12,298           10,285
5/31/99              11,920              12,352           10,285
6/30/99              12,843              13,014           10,285
7/31/99              12,704              12,737           10,316
8/31/99              12,487              12,301           10,340
9/30/99              12,453              11,920           10,390
10/31/99             13,387              12,528           10,408
11/30/99             14,357              13,182           10,415
12/31/99            $16,704             $13,965          $10,415


INSET LEGEND READS:
Mid Cap
Growth
Portfolio
$16,704

S&P MidCap
400 Index
$13,965

Consumer
Price Index
$10,415


INSET BOX ON CHART READS:

Mid Cap Growth
Portfolio

Annualized Total Returns*
-------------------------
Since Inception
1/30/98            30.67%
1 Year             49.64%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


World Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF DAVID J.L. WARREN]

David J.L. Warren is president of Rowe Price-Fleming International, investment subadvisor of the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September, 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with Rowe Price-Fleming since 1984.

Stocks in most foreign nations rallied during 1999, as economies abroad rebounded from the economic turmoil of the previous year. Interest rate cuts, mergers and company restructurings also helped fuel the advance. In this environment, the LB Series Fund, Inc. World Growth Portfolio earned a total return of 34.13% (based on NAV) for the 12 months ended December 31, 1999. With exceptional returns from many individual investments, the Portfolio outpaced its market benchmark, Morgan Stanley Capital International's Europe, Australasia, and Far East (EAFE) Index, which returned 27.30% for the reporting period. The Portfolio also benefited from its holdings in the strongly performing markets of Latin America, which are not represented in the Index.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Short-term Securities          4.9%
Preferred Stocks               0.2%
Common Stocks &
Warrants                      94.9%


Economic Recovery Lifts Foreign Markets

During the year, gains for stocks in East Asia and Latin America were particularly strong. Major financial reforms by the Japanese government, along with positive economic signals, drew many outside investors to Japanese stocks. A favorable macroeconomic backdrop helped spur an unexpectedly fast recovery in other East Asian markets, as well. Structural changes were also beneficial to the economies and stocks of Europe, during the region's first year of economic union. In Latin America, stock investors benefited from lower interest rates and increased consumer spending.


[GRAPHIC OMITTED: TOP 10 COUNTRIES]

Top 10                                            % of
Countries                                       Portfolio
-----------------------------------------------------------
Japan                                             23.0%
United Kingdom                                    15.4%
France                                            11.2%
Netherlands                                        7.9%
Germany                                            6.5%
Italy                                              5.2%
Switzerland                                        4.9%
Sweden                                             3.0%
Spain                                              3.0%
Hong Kong                                          2.7%

Footnote reads:
These countries represent 82.8% of the total investment portfolio.


During the year, a combination of price gains and new investments increased the portion of Japanese stocks in the Portfolio from 17% to 23% of assets. With foreign markets focused on stocks from the telecommunications and electronic component groups, we emphasized Japanese stocks in these sectors. The portfolio's holdings in other Asian markets also rose during 1999. At the end of the year, stocks from Hong Kong accounted for the largest portion of these issues, followed by stocks from Australia. Here, too, we added shares of technology and telecommunications firms, along with several banking issues.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                                      % of
Top 10 Holdings                             Country                 Portfolio
------------------------------------------------------------------------------
Sony Corp.                                   Japan                    2.1%
Nokia (AB) OY                                Finland                  2.0%
Mannesmann AG                                Germany                  2.0%
Kyocera                                      Japan                    2.0%
Murata Manufacturing                         Japan                    1.8%
National Westminster Bank                    United Kingdom           1.7%
Nippon Telegraph & Telecom Corp.             Japan                    1.7%
Telecom Italia Mobile SpA                    Italy                    1.7%
Shell Transport & Trading Co.                United Kingdom           1.5%
Telecomunicacues Brasilieras SA ADR (USD)    Brazil                   1.3%

Footnote reads:
These holdings represent 17.8% of the total investment portfolio.



LB Series Fund, Inc.

World Growth Portfolio
seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

Portfolio Facts
Inception Date:      1/18/96
Total Net Assets
(in millions):        $550.1


As we increased investments in Asia, we trimmed some of the Portfolio's European holdings. This, coupled with the underperformance of European shares, reduced our position in Europe from 72.40% to 61.60% of assets during the year, and left the Portfolio slightly underweighted in Europe versus its market benchmark. The Portfolio was also underweighted versus its market benchmark in the weaker markets of Germany and the United Kingdom, which helped its performance. Within Europe, we traded shares of retail, food manufacturing and pharmaceutical companies for shares of telecommunications, electronic components and business service firms.

International Outlook

We believe that international economies are poised for continued economic growth with moderate inflation. Stocks in Europe and Japan should also benefit from continued merger and acquisition activity. Stock returns may be strongest in Europe, where economic improvements may outpace those of other regions. Japan may experience only moderate economic growth, as government stimulus wanes and corporate restructuring plans are implemented. As in the past, we will focus on individual companies within each market whose potential for growth is especially strong.



[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 1/31/96

                   World            Morgan Stanley
                  Growth        Capital International      Consumer
Date             Portfolio           EAFE Index          Price Index
--------------------------------------------------------------------
1/31/96           10,000               10,000               10,000
2/29/96            9,974               10,036               10,032
3/31/96           10,098               10,252               10,084
4/30/96           10,355               10,552               10,123
5/31/96           10,336               10,360               10,142
6/30/96           10,468               10,421               10,149
7/31/96           10,137               10,119               10,168
8/31/96           10,290               10,143               10,188
9/30/96           10,534               10,415               10,220
10/31/96          10,481               10,311               10,253
11/30/96          10,965               10,723               10,272
12/31/96          11,025               10,588               10,272
1/31/97           10,871               10,220               10,304
2/28/97           10,983               10,389               10,337
3/31/97           10,967               10,430               10,363
4/30/97           11,035               10,487               10,376
5/31/97           11,738               11,172               10,369
6/30/97           12,239               11,791               10,382
7/31/97           12,568               11,985               10,395
8/31/97           11,433               11,092               10,415
9/30/97           12,195               11,715               10,440
10/31/97          11,306               10,816               10,466
11/30/97          11,276               10,708               10,460
12/31/97          11,335               10,805               10,447
1/31/98           11,737               11,302               10,466
2/28/98           12,423               12,030               10,486
3/31/98           12,851               12,402               10,505
4/30/98           12,952               12,503               10,525
5/31/98           12,928               12,445               10,544
6/30/98           12,924               12,542               10,557
7/31/98           13,082               12,673               10,570
8/31/98           11,483               11,105               10,583
9/30/98           11,226               10,768               10,596
10/31/98          12,223               11,893               10,622
11/30/98          12,781               12,505               10,622
12/31/98          13,233               13,002               10,615
1/31/99           13,102               12,967               10,641
2/28/99           12,870               12,661               10,654
3/31/99           13,391               13,192               10,687
4/30/99           13,887               13,731               10,764
5/31/99           13,256               13,026               10,764
6/30/99           13,762               13,537               10,764
7/31/99           14,022               13,942               10,797
8/31/99           14,177               13,996               10,823
9/30/99           14,259               14,141               10,874
10/31/99          14,729               14,674               10,894
11/30/99          15,758               15,187               10,900
12/31/99         $17,749              $16,554              $10,900


INSET LEGEND READS:
World
Growth
Portfolio
$17,749

Morgan Stanley
Capital International
EAFE Index
$16,554

Consumer
Price Index
$10,900



INSET BOX ON CHART READS:

World
Growth Portfolio

Annualized Total Returns*
-------------------------
Since inception
1/18/96            15.65%
1 Year             34.13%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Growth Portfolio Review

[GRAPHIC OMITTED: PHOTO OF SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November, 1994, and has managed securities at Lutheran Brotherhood since 1984.

The LB Series Fund, Inc. Growth Portfolio enjoyed exceptional performance for the 12 months ended December 31, 1999, earning a total return (based on NAV) of 43.61%. This was more than double the return for its market benchmark, the Standard & Poor's 500 Index, which earned 21.04% over the same time.

During the year, an explosion in business spending on new telecommunications and technology systems sparked an unprecedented growth in earnings for companies that provide this equipment. With the stock market focused on high-growth investments, returns from these sectors far outpaced those for other industry groups. The Growth Portfolio benefited in this environment by maintaining overweighted positions in technology and telecommunications stocks versus its market benchmark and by emphasizing segments within those sectors where performance was especially outstanding.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Short-Term Securities             4.3%
Preferred Stocks                  0.3%
Common Stocks                    95.4%


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

Top 10 Holdings                          % of Portfolio
-------------------------------------------------------
Microsoft Corp.                               3.3%
Cisco Systems, Inc.                           3.1%
General Electric Co.                          1.5%
Sun Microsystems, Inc.                        1.4%
Intel Corp.                                   1.4%
Home Depot, Inc.                              1.4%
Oracle Corp.                                  1.3%
Citigroup, Inc.                               1.3%
EMC Corp.                                     1.3%
Motorola, Inc.                                1.3%

Footnote reads:
These holdings represent 17.3% of the total investment portfolio.


Stock Selection Boosts Returns

The Portfolio remained overweighted in technology stocks throughout 1999. By giving extra attention to shares of Internet, telecommunications equipment and semiconductor equipment firms, we further enhanced returns. Of particular benefit were performances by DoubleClick, CMGI and Yahoo! in the Internet group; KLA-Tencor, National Semiconductor and Texas Instruments in the semiconductor group; and Motorola, Nokia, JDS Uniphase and Ciena in the telecommunications equipment group.

Also beneficial were overweightings in strongly performing biotechnology stocks such as Biogen, Inc., Amgen and MedImmune, and media stocks like CBS and Clear Channel Communications. Biotechnology stocks benefited from strong earnings growth and increased interest in human "genomics," while media stocks benefited from industry mergers and an expanding customer base. An increased position in oil services shares boosted returns, too, as oil prices rose during the year. These positives offset disappointing returns from the Portfolio's holdings in retail firms, which were hurt by concern that higher interest rates would curb consumer spending. Underweightings in financial, health care, food and beverage stocks helped offset weak performances in those groups.



[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services       13.6%
Communications Equipment               7.2%
Retail                                 6.5%
Electronics                            6.2%
Telephone & Telecommunications         5.9%
Broadcasting                           5.2%
Financial - Diversified                3.9%
Computers - Hardware                   3.7%
Computers - Networking                 3.6%
Oil & Gas                              3.3%

Footnote reads:
These holdings represent 59.1% of the total investment portfolio.



LB Series Fund, Inc.

Growth Portfolio seeks long-term
growth of capital by investing primarily in common stocks of established companies.

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):      $4,913.3


In the first half of the year, we traded some investments in large growth-oriented companies for shares of firms with medium capitalizations. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) This served the Portfolio well throughout the year as increased economic optimism helped investors recognize the attractive value in the mid-cap sector.

Market May Become More Selective

Prices for growth stocks, particularly shares of technology firms, may become more volatile in the months to come. While the long-term prospects for technology issues remain bright, the sector may be due for a breather after its sharp run-up in 1999. At the very least, market participants will likely become more selective in the technology stocks that they favor.

Our selective approach toward technology stocks should continue to benefit the Portfolio in months to come. As before, we will keep a close watch on company fundamentals and investor sentiment, and look for new opportunities both inside and outside of the technology sector. If economic growth slows and interest rates decline, some of these opportunities may appear in stocks of financial companies. Additionally, because we think that mid-cap issues still offer good value, we plan to continue including that asset class as part of our holdings.



[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 12/31/89]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 12/31/89

                         Growth             S&P 500          Consumer
Date                    Portfolio            Index          Price Index
-----------------------------------------------------------------------
12/31/89                 10,000              10,000            10,000
1/31/90                   9,222               9,338            10,103
2/28/90                   9,436               9,441            10,151
3/31/90                   9,746               9,698            10,206
4/30/90                   9,602               9,465            10,222
5/31/90                  10,625              10,369            10,246
6/30/90                  10,703              10,307            10,301
7/31/90                  10,486              10,281            10,341
8/31/90                   9,620               9,342            10,436
9/30/90                   9,011               8,889            10,523
10/31/90                  8,993               8,861            10,587
11/30/90                  9,547               9,423            10,611
12/31/90                  9,803               9,686            10,611
1/31/91                  10,434              10,118            10,674
2/28/91                  11,202              10,824            10,690
3/31/91                  11,498              11,090            10,706
4/30/91                  11,498              11,127            10,722
5/31/91                  12,113              11,590            10,753
6/30/91                  11,499              11,065            10,785
7/31/91                  12,128              11,594            10,801
8/31/91                  12,562              11,855            10,833
9/30/91                  12,452              11,657            10,880
10/31/91                 12,731              11,829            10,896
11/30/91                 12,303              11,338            10,928
12/31/91                 13,856              12,635            10,936
1/31/92                  13,828              12,414            10,952
2/29/92                  13,961              12,559            10,991
3/31/92                  13,616              12,315            11,047
4/30/92                  13,668              12,692            11,063
5/31/92                  13,782              12,735            11,079
6/30/92                  13,475              12,549            11,118
7/31/92                  13,923              13,078            11,142
8/31/92                  13,631              12,796            11,174
9/30/92                  13,819              12,945            11,205
10/31/92                 14,175              13,006            11,245
11/30/92                 14,888              13,429            11,261
12/31/92                 14,983              13,598            11,253
1/31/93                  15,242              13,723            11,309
2/28/93                  15,201              13,895            11,348
3/31/93                  15,624              14,190            11,388
4/30/93                  15,338              13,863            11,420
5/31/93                  15,734              14,211            11,435
6/30/93                  15,749              14,257            11,451
7/31/93                  15,704              14,215            11,451
8/31/93                  16,281              14,740            11,483
9/30/93                  16,431              14,627            11,507
10/31/93                 16,576              14,944            11,554
11/30/93                 16,130              14,786            11,562
12/31/93                 16,497              14,971            11,562
1/31/94                  17,015              15,490            11,594
2/28/94                  16,555              15,055            11,634
3/31/94                  15,751              14,402            11,673
4/30/94                  15,731              14,599            11,689
5/31/94                  15,750              14,814            11,697
6/30/94                  15,214              14,451            11,737
7/31/94                  15,576              14,941            11,768
8/31/94                  16,285              15,543            11,816
9/30/94                  16,021              15,160            11,848
10/31/94                 16,247              15,514            11,856
11/30/94                 15,608              14,938            11,872
12/31/94                 15,728              15,158            11,872
1/31/95                  16,074              15,562            11,919
2/28/95                  16,707              16,157            11,967
3/31/95                  17,183              16,640            12,006
4/30/95                  17,680              17,137            12,046
5/31/95                  18,227              17,797            12,070
6/30/95                  19,024              18,212            12,094
7/31/95                  20,044              18,829            12,094
8/31/95                  20,105              18,867            12,125
9/30/95                  20,734              19,661            12,149
10/31/95                 20,791              19,604            12,189
11/30/95                 21,553              20,449            12,181
12/31/95                 21,589              20,844            12,173
1/31/96                  22,112              21,567            12,244
2/29/96                  22,574              21,752            12,284
3/31/96                  22,652              21,966            12,347
4/30/96                  23,462              22,300            12,395
5/31/96                  23,979              22,850            12,419
6/30/96                  23,667              22,939            12,427
7/31/96                  22,648              21,935            12,450
8/31/96                  23,538              22,391            12,474
9/30/96                  24,969              23,647            12,514
10/31/96                 25,396              24,314            12,554
11/30/96                 27,010              26,142            12,577
12/31/96                 26,428              25,625            12,577
1/31/97                  28,175              27,242            12,617
2/28/97                  27,820              27,441            12,657
3/31/97                  26,510              26,310            12,688
4/30/97                  27,743              27,891            12,704
5/31/97                  29,710              29,567            12,696
6/30/97                  30,974              30,895            12,712
7/31/97                  33,716              33,354            12,728
8/31/97                  32,375              31,480            12,752
9/30/97                  34,168              33,214            12,784
10/31/97                 33,031              32,118            12,815
11/30/97                 33,924              33,592            12,807
12/31/97                 34,403              34,170            12,791
1/31/98                  34,643              34,563            12,815
2/28/98                  37,087              37,041            12,839
3/31/98                  38,958              38,942            12,863
4/30/98                  39,628              39,339            12,887
5/31/98                  38,669              38,639            12,910
6/30/98                  40,150              40,211            12,926
7/31/98                  39,712              39,793            12,942
8/31/98                  33,000              34,035            12,958
9/30/98                  35,499              36,206            12,974
10/31/98                 38,272              39,172            13,006
11/30/98                 40,764              41,538            13,006
12/31/98                 44,166              43,934            12,998
1/31/99                  46,944              45,771            13,029
2/28/99                  44,988              44,347            13,045
3/31/99                  47,840              46,121            13,085
4/30/99                  49,466              47,920            13,180
5/31/99                  48,463              46,789            13,180
6/30/99                  51,959              49,386            13,180
7/31/99                  50,419              47,846            13,220
8/31/99                  50,335              47,608            13,251
9/30/99                  50,527              46,304            13,315
10/31/99                 54,060              49,235            13,339
11/30/99                 57,451              50,239            13,347
12/31/99                $63,426             $53,198           $13,347


INSET LEGEND READS:
Growth
Portfolio
$63,426

S&P 500
Index
$53,198

Consumer
Price Index
$13,347


INSET BOX ON CHART READS:

Growth Portfolio

Annualized Total Returns*
-------------------------
10 Years           20.28%
 5 Years           32.15%
 1 Year            43.61%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



High Yield Portfolio Review

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He is an assistant vice president of Lutheran Brotherhood and has managed the Portfolio since January, 1992. Tom has been with Lutheran Brotherhood since 1986.

After underperforming during the global economic uncertainty of 1998, corporate bonds outperformed as international markets stabilized in 1999. High-yield bonds were among the best-performing fixed-income asset classes, particularly issues of lower credit quality. With above-average investments in lower-rated issues relative to our peer group, the LB Series Fund, Inc. High Yield Portfolio made the most of this environment and far outpaced its market benchmark, the Lehman Brothers High Yield Index.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Non-Convertible
Preferred Stocks                 8.5%
Common Stocks
& Stock Warrants                 6.1%
Short-Term Securities            3.5%
Convertible
Preferred Stocks                 2.8%
Corporate
Bonds                           79.1%


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                              % of
Top 10 Holdings by Issuers                  Portfolio
-------------------------------------------------------

Nextel Communications, Inc.                   1.6%
Intermedia Communications, Inc.               1.5%
UnitedGlobalCom, Inc.                         1.0%
CSC Holdings, Inc.                            1.0%
Viatel, Inc.                                  1.0%
Covad Communications Group, Inc.              0.9%
MCI Worldcom, Inc.                            0.9%
Dobson Communications Corp.                   0.9%
Primus Telecomm Group, Inc.                   0.9%
Wam!Net, Inc.                                 0.9%

Footnote reads:
These holdings represent 10.6% of the total investment portfolio.


For the 12 months ended December 31, 1999, the Portfolio had a total return (based on NAV) of 10.52%. Over the same time, the Lehman Brothers High-Yield Index had a return of 2.39%.

Media/Telecommunications Debt Outperforms

The returns for high-yield bonds tend to be more closely tied to economic conditions and stock market sentiment than the returns for other fixed-income issues. Owing to a strong U.S. economy, the outlook for corporate earnings improved in 1999, and investors recognized the significant value available in the high-yield sector. The value was especially great for issues with lower credit ratings, whose prices had been hit harder during the market volatility of 1998. Additionally, rising interest rates resulted in higher coupons for newly issued bonds, which also had a positive effect on high-yield bond performance.

Relative to our peers, an above-average percentage of the High Yield Portfolio's holdings were in lower-rated bonds in 1999, particularly in the area of media and telecommunications firms. During this period, the media/telecommunications sector of the high-yield market benefited from strong investor demand. We further enhanced returns from these holdings by increasing positions when prices were low at the end of 1998 and during the fall of 1999, and taking profits after prices strengthened.

Of further benefit was an underweighting in bonds issued by companies from highly cyclical industries, which generally lagged other sectors, as well as a sizable weighting in "cushion bonds." Cushion bonds, which are bonds considered likely to be called before their maturity dates, tend to be less vulnerable to rising interest rates; this provides added price stability to a portfolio. In light of the surging stock market, a small weighting in equity-sensitive instruments like preferred stock and convertible bonds helped performance, as well.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries
Telecommunications - Wireline       15.8%
Broadcasting & Media                11.4%
Telecommunications - Wireless        9.1%
Telecommunications - Data/Internet   6.1%
Machinery & Equipment                3.0%
Food & Beverage                      2.2%
Utilities                            2.1%
Technology - Hardware                1.9%
Packaging & Containers               1.9%
Health Care Management               1.8%

Footnote reads:
These bond holdings represent 55.3% of the total investment portfolio.



LB Series Fund, Inc.

High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***


Portfolio Facts
Inception Date:      11/2/87
Total Net Assets
(in millions):       $1,525.7



[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

AAA                    0.0%
AA                     0.0%
A                      0.4%
Baa                    1.6%
Ba                    15.8%
B                     56.4%
Caa                   18.1%
Ca                     0.8%
C                      0.0%
D                      0.4%
Not Rated              6.5%


A Positive Climate in 2000

We believe that the high-yield market could perform well again in 2000. Despite the possibility of higher interest rates, continued economic strength should keep investors optimistic about corporate earnings growth. Lower-rated bonds and issues from the media/technology sector should continue to do well in such a climate. As a result, we plan to remain overweighted in those investments.

If higher interest rates start to slow economic growth, we may take steps to trim media/telecommunications investments and upgrade the credit quality of the Portfolio. Under such a scenario, we would probably maintain positions in cushion bonds, however, for continued price stability.


[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 12/31/89]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 12/31/89

                                     Lehman Brothers
                     High Yield         High Yield      Consumer Price
Date                 Portfolio            Index             Index
-----------------------------------------------------------------------
12/31/89              10,000             10,000            10,000
1/31/90                9,807              9,785            10,103
2/28/90                9,629              9,583            10,151
3/31/90                9,709              9,835            10,206
4/30/90                9,717              9,818            10,222
5/31/90               10,023             10,007            10,246
6/30/90               10,169             10,249            10,301
7/31/90               10,345             10,525            10,341
8/31/90               10,017              9,926            10,436
9/30/90                9,622              9,202            10,523
10/31/90               9,326              8,719            10,587
11/30/90               9,485              8,991            10,611
12/31/90               9,628              9,041            10,611
1/31/91                9,727              9,290            10,674
2/28/91               10,369             10,306            10,690
3/31/91               10,822             10,913            10,706
4/30/91               11,189             11,360            10,722
5/31/91               11,313             11,381            10,753
6/30/91               11,618             11,718            10,785
7/31/91               11,926             12,093            10,801
8/31/91               12,118             12,371            10,833
9/30/91               12,319             12,543            10,880
10/31/91              12,758             12,962            10,896
11/30/91              12,952             13,029            10,928
12/31/91              13,029             13,217            10,936
1/31/92               13,565             13,682            10,952
2/29/92               13,944             14,020            10,991
3/31/92               14,187             14,194            11,047
4/30/92               14,315             14,248            11,063
5/31/92               14,559             14,448            11,079
6/30/92               14,645             14,584            11,118
7/31/92               14,943             14,804            11,142
8/31/92               15,161             14,998            11,174
9/30/92               15,338             15,151            11,205
10/31/92              15,037             14,938            11,245
11/30/92              15,315             15,126            11,261
12/31/92              15,645             15,298            11,253
1/31/93               16,275             15,744            11,309
2/28/93               16,540             16,021            11,348
3/31/93               16,898             16,227            11,388
4/30/93               16,999             16,369            11,420
5/31/93               17,301             16,563            11,435
6/30/93               17,887             16,911            11,451
7/31/93               18,065             17,075            11,451
8/31/93               18,210             17,219            11,483
9/30/93               18,210             17,263            11,507
10/31/93              18,829             17,612            11,554
11/30/93              18,906             17,697            11,562
12/31/93              19,230             17,916            11,562
1/31/94               19,824             18,305            11,594
2/28/94               19,753             18,257            11,634
3/31/94               19,003             17,567            11,673
4/30/94               18,758             17,448            11,689
5/31/94               18,854             17,456            11,697
6/30/94               18,933             17,511            11,737
7/31/94               18,795             17,659            11,768
8/31/94               18,941             17,785            11,816
9/30/94               18,843             17,787            11,848
10/31/94              18,898             17,829            11,856
11/30/94              18,493             17,605            11,872
12/31/94              18,385             17,735            11,872
1/31/95               18,444             17,976            11,919
2/28/95               19,164             18,593            11,967
3/31/95               19,355             18,793            12,006
4/30/95               19,831             19,271            12,046
5/31/95               20,254             19,810            12,070
6/30/95               20,352             19,943            12,094
7/31/95               20,998             20,194            12,094
8/31/95               21,087             20,257            12,125
9/30/95               21,287             20,506            12,149
10/31/95              21,387             20,633            12,189
11/30/95              21,636             20,815            12,181
12/31/95              21,988             21,142            12,173
1/31/96               22,500             21,514            12,244
2/29/96               23,069             21,531            12,284
3/31/96               22,851             21,516            12,347
4/30/96               23,005             21,563            12,395
5/31/96               23,262             21,693            12,419
6/30/96               23,075             21,873            12,427
7/31/96               22,912             21,973            12,450
8/31/96               23,280             22,211            12,474
9/30/96               24,076             22,746            12,514
10/31/96              24,009             22,921            12,554
11/30/96              24,259             23,372            12,577
12/31/96              24,527             23,541            12,577
1/31/97               24,822             23,771            12,617
2/28/97               25,184             24,145            12,657
3/31/97               24,382             23,785            12,688
4/30/97               24,386             24,035            12,704
5/31/97               25,320             24,549            12,696
6/30/97               26,046             24,890            12,712
7/31/97               26,941             25,575            12,728
8/31/97               27,030             25,516            12,752
9/30/97               27,870             26,021            12,784
10/31/97              27,623             26,045            12,815
11/30/97              27,712             26,295            12,807
12/31/97              27,985             26,526            12,791
1/31/98               28,575             27,003            12,815
2/28/98               28,975             27,163            12,839
3/31/98               29,355             27,418            12,863
4/30/98               29,242             27,525            12,887
5/31/98               29,140             27,621            12,910
6/30/98               29,283             27,721            12,926
7/31/98               29,462             27,879            12,942
8/31/98               27,084             26,340            12,958
9/30/98               26,683             26,458            12,974
10/31/98              26,123             25,916            13,006
11/30/98              27,420             26,992            13,006
12/31/98              27,565             27,021            12,998
1/31/99               28,170             27,421            13,029
2/28/99               27,952             27,259            13,045
3/31/99               28,466             27,518            13,085
4/30/99               29,602             28,052            13,180
5/31/99               29,138             27,673            13,180
6/30/99               29,445             27,615            13,180
7/31/99               29,526             27,726            13,220
8/31/99               29,242             27,418            13,251
9/30/99               29,025             27,221            13,315
10/31/99              28,948             27,041            13,339
11/30/99              29,600             27,360            13,347
12/31/99             $30,464            $27,667           $13,347

INSET LEGEND READS:
High Yield
Portfolio
$30,464

Lehman Brothers
High Yield
Index
$27,667

Consumer Price
Index
$13,347


INSET BOX ON CHART READS:

High Yield Portfolio

Annualized Total Returns*
-------------------------
10 Years      11.78%
 5 Years      10.62%
 1 Year       10.52%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Income Portfolio Review

[GRAPHIC OMITTED: PHOTO OF MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983.

A strong economy drove interest rates higher in 1999 and, consequently, bond prices suffered their second largest decline in 15 years. In this environment, investment-grade corporate bonds outperformed U.S. Treasury bonds, though both sectors failed to attract significant investor interest. Within the corporate sector, improving credit conditions helped high-yield issues with lower credit ratings outpace investment-grade bonds.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                 15.0%
U.S.
Government                 11.1%
Mortgage-
Backed
Securities                  8.7%
Asset-Backed
Securities                  7.9%
U.S. Government
Agency                      2.6%
Foreign Government Bonds    2.6%
Preferred Stocks            0.6%
Common Stocks               0.2%
Corporate
Bonds                      51.3%


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                                      % of
Top 10 Holdings                                   Security Type     Portfolio
------------------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)                   U.S. Government     4.3%
Government National Mortgage Assn. (Jan. 2029)    Mortgage-Backed     3.1%
U.S. Treasury Notes (Aug. 2009)                   U.S. Government     3.1%
Federal National Mortgage Assn. (Jan. 2014)       Mortgage-Backed     2.9%
Federal National Mortgage Assn. (Jan. 2029)       Mortgage-Backed     2.7%
U.S. Treasury Bonds (Aug. 2023)                   U.S. Government     1.7%
World Omni Auto Lease Trust                       Asset-Backed        1.5%
World Financial Network Credit Card Master Trust  Asset-Backed        1.3%
Westvaco Corp.                                    Corporate           1.3%
Safeway, Inc.                                     Corporate           1.0%

Footnote reads:
These bond holdings represent 22.9% of the total investment portfolio.


Because bonds with longer maturities are generally more sensitive to changes in interest rates, they lost more in price than shorter-term issues during the year. This trend adversely affected the performance of the LB Series Fund, Inc. Income Portfolio, which had a larger weighting in longer-maturity bonds than its market benchmark, the Lehman Brothers Aggregate Index. During the 12 months ended December 31, 1999, the Portfolio earned a total return (based on NAV) of -2.01%, while the Index returned -0.82%.

Increasing Investments in Corporate Bonds

When the reporting period began, we had recently added attractively priced corporate bonds following the market fallout of 1998. We continued to increase investments in corporates during 1999. The Portfolio also benefited from adding corporates in sectors that performed especially well for the year.

Besides adding corporate bonds with lower credit ratings, we bought bonds issued by telecommunications firms. The prices for these investments held up better during the year than those from other industries, benefiting from a strong interest by investors in telecommunications stocks. An overweighting in bonds of energy firms further enhanced returns, due to an increase in oil prices. Investments in "Yankee" bonds issued in the United States by governments in Korea, Mexico and the Philippines also contributed positively to performance.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

AAA               38.1%
AA                10.5%
A                 16.1%
Baa               23.9%
Ba                 8.4%
B                  3.0%
Caa                0.0%
Ca                 0.0%
C                  0.0%
D                  0.0%
NR                 0.0%


At the same time, the Portfolio benefited from underweightings in groups that were out of favor with investors. One such example were bonds issued by utility firms, which were especially vulnerable to rising interest rates. A modest overweighting in convertible bonds further enhanced performance, as a rising stock market helped to minimize the price slide for convertible issues. This helped offset disappointing returns from an overweighted position in bonds issued by financial firms.

In May, when it looked like interest rates might be peaking, we added issues with longer maturities, which tend to outperform when bonds rally. When interest rates continued to rise, we traded some of these longer-term issues for shorter maturities. We kept the Portfolio's overall maturity structure on the long side, however, in the belief that when higher rates eventually slowed economic growth and bonds rallied, issues with longer maturities would outperform shorter-term securities.



LB Series Fund, Inc.

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):      $1,066.0


New Opportunities

In the coming months, the rise in long-term interest rates may reach its peak, accompanied by a potential slowing in economic growth. If that happens, bond prices could rise and the Portfolio could benefit from its longer-maturity investments.

In the meantime, we have started to reduce the Portfolio's corporate exposure, particularly in the financial and retail sectors. Although a generally positive economic outlook should benefit corporate bond prices over time, the sector could experience additional near-term volatility as the economy slows. In addition, the distortion of bond yields as the federal budget surplus reduces the supply of Treasury issues could cause further price fluctuations. As we take advantage of new investment opportunities that such fluctuations may bring, we will continue to emphasize a diversified portfolio of quality investments with attractive yields and income for shareholders.


[GRAPHIC OMITTED: WORM CHART GROWTH OF $10,000 INVESTED SINCE 12/31/89]

Performance Through December 31, 1999

Growth of $10,000 Invested Since 12/31/89

                                          Lehman
                                          Brothers
                       Income            Aggregate       Consumer Price
Date                 Portfolio           Bond Index          Index
------------------------------------------------------------------------
12/31/89              10,000               10,000           10,000
1/31/90                9,896                9,881           10,103
2/28/90                9,929                9,913           10,151
3/31/90                9,962                9,920           10,206
4/30/90                9,833                9,828           10,222
5/31/90               10,134               10,119           10,246
6/30/90               10,290               10,282           10,301
7/31/90               10,415               10,424           10,341
8/31/90               10,246               10,284           10,436
9/30/90               10,182               10,370           10,523
10/31/90              10,278               10,501           10,587
11/30/90              10,519               10,727           10,611
12/31/90              10,692               10,895           10,611
1/31/91               10,832               11,030           10,674
2/28/91               11,078               11,123           10,690
3/31/91               11,212               11,200           10,706
4/30/91               11,373               11,321           10,722
5/31/91               11,505               11,387           10,753
6/30/91               11,522               11,381           10,785
7/31/91               11,673               11,539           10,801
8/31/91               11,941               11,788           10,833
9/30/91               12,200               12,028           10,880
10/31/91              12,332               12,161           10,896
11/30/91              12,418               12,273           10,928
12/31/91              12,804               12,638           10,936
1/31/92               12,757               12,466           10,952
2/29/92               12,841               12,547           10,991
3/31/92               12,849               12,477           11,047
4/30/92               12,893               12,566           11,063
5/31/92               13,140               12,804           11,079
6/30/92               13,322               12,981           11,118
7/31/92               13,632               13,245           11,142
8/31/92               13,767               13,379           11,174
9/30/92               13,930               13,538           11,205
10/31/92              13,706               13,358           11,245
11/30/92              13,759               13,361           11,261
12/31/92              13,985               13,573           11,253
1/31/93               14,276               13,834           11,309
2/28/93               14,575               14,076           11,348
3/31/93               14,661               14,135           11,388
4/30/93               14,770               14,234           11,420
5/31/93               14,796               14,253           11,435
6/30/93               15,101               14,511           11,451
7/31/93               15,236               14,593           11,451
8/31/93               15,510               14,849           11,483
9/30/93               15,558               14,889           11,507
10/31/93              15,697               14,944           11,554
11/30/93              15,529               14,817           11,562
12/31/93              15,616               14,897           11,562
1/31/94               15,847               15,098           11,594
2/28/94               15,504               14,835           11,634
3/31/94               14,994               14,469           11,673
4/30/94               14,833               14,353           11,689
5/31/94               14,861               14,352           11,697
6/30/94               14,752               14,320           11,737
7/31/94               15,070               14,605           11,768
8/31/94               15,108               14,623           11,816
9/30/94               14,843               14,408           11,848
10/31/94              14,788               14,395           11,856
11/30/94              14,792               14,363           11,872
12/31/94              14,885               14,462           11,872
1/31/95               15,155               14,749           11,919
2/28/95               15,502               15,100           11,967
3/31/95               15,589               15,192           12,006
4/30/95               15,856               15,404           12,046
5/31/95               16,543               16,001           12,070
6/30/95               16,679               16,117           12,094
7/31/95               16,583               16,082           12,094
8/31/95               16,791               16,276           12,125
9/30/95               16,952               16,434           12,149
10/31/95              17,214               16,648           12,189
11/30/95              17,482               16,898           12,181
12/31/95              17,766               17,134           12,173
1/31/96               17,868               17,247           12,244
2/29/96               17,491               16,947           12,284
3/31/96               17,319               16,829           12,347
4/30/96               17,212               16,734           12,395
5/31/96               17,201               16,701           12,419
6/30/96               17,415               16,925           12,427
7/31/96               17,450               16,970           12,450
8/31/96               17,386               16,942           12,474
9/30/96               17,725               17,236           12,514
10/31/96              18,137               17,619           12,554
11/30/96              18,511               17,920           12,577
12/31/96              18,342               17,754           12,577
1/31/97               18,399               17,809           12,617
2/28/97               18,486               17,853           12,657
3/31/97               18,214               17,655           12,688
4/30/97               18,428               17,920           12,704
5/31/97               18,621               18,090           12,696
6/30/97               18,890               18,305           12,712
7/31/97               19,449               18,800           12,728
8/31/97               19,243               18,640           12,752
9/30/97               19,552               18,916           12,784
10/31/97              19,709               19,190           12,815
11/30/97              19,797               19,278           12,807
12/31/97              19,946               19,473           12,791
1/31/98               20,215               19,722           12,815
2/28/98               20,249               19,706           12,839
3/31/98               20,365               19,773           12,863
4/30/98               20,478               19,876           12,887
5/31/98               20,657               20,065           12,910
6/30/98               20,851               20,236           12,926
7/31/98               20,883               20,278           12,942
8/31/98               21,025               20,609           12,958
9/30/98               21,612               21,091           12,974
10/31/98              21,486               20,979           13,006
11/30/98              21,740               21,099           13,006
12/31/98              21,818               21,162           12,998
1/31/99               22,028               21,312           13,029
2/28/99               21,521               20,939           13,045
3/31/99               21,652               21,054           13,085
4/30/99               21,705               21,122           13,180
5/31/99               21,389               20,936           13,180
6/30/99               21,280               20,869           13,180
7/31/99               21,200               20,781           13,220
8/31/99               21,149               20,771           13,251
9/30/99               21,368               21,012           13,315
10/31/99              21,392               21,090           13,339
11/30/99              21,440               21,087           13,347
12/31/99             $21,378              $20,986          $13,347

INSET LEGEND READS:
Income
Portfolio
$21,378

Lehman
Brothers
Aggregate
Bond Index
$20,986

Consumer Price
Index
$13,347


INSET BOX ON CHART READS:

Income Portfolio

Annualized Total Returns*
-------------------------
10 Years            7.89%
 5 Years            7.50%
 1 Year            -2.01%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Money Market Portfolio Review

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January, 1994 and has been with Lutheran Brotherhood since 1969.

Short-term yields, as measured by two-year U.S. Treasury notes, rose by 1.70 percentage points in 1999. This increase, which is relatively sharp by historic standards, occurred as the Federal Reserve raised short-term interest rates to slow the economy and curb inflation. By adjusting the maturity structure and mix of investments in the LB Series Fund, Inc. Money Market Portfolio to make the most of rising yields, we helped the Portfolio earn a total return of 4.94% for the 12 months ended December 31, 1999.


[GRAPHIC PIE CHART OMITTED: Portfolio Composition (% of Portfolio)]

Portfolio Composition (% of Portfolio)

Certificates
of Deposit                 4.7%
Medium
Term Notes                 3.4%
U.S. Government
Agency                     3.1%
Bank
Notes                      1.0%
Variable
Rate Notes                 0.8%
Commercial
Paper                     87.0%


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

                                                           % of
Top 10 Holdings by Creditor                             Portfolio
------------------------------------------------------------------
General Electric Capital Corp.                            4.4%
CIT Group Holdings, Inc.                                  4.4%
USAA Capital Corp.                                        4.4%
Associates Corp. of North America                         4.4%
DaimlerChrysler AG                                        4.3%
Delaware Funding Corp.                                    4.2%
Wells Fargo & Co.                                         3.9%
Met-Life Funding Inc.                                     3.8%
Chevron Corp.                                             3.7%
General Motors Acceptance Corp.                           3.7%

Footnote reads:
These holdings represent 41.2% of the total investment portfolio.


A "Barbelled" Maturity Structure

In a climate of rising interest rates, the higher yields of longer-maturities issues help to enhance returns. For most of 1999 we used a "barbelled" maturity structure, meaning that we held these longer-maturity issues, which typically provide greater yields, alongside short-term issues, which help maintain liquidity. This strategy allowed us to take advantage of new yield opportunities as they arose.

We began to add longer-term issues at the start of the year. Although interest rates were falling at that time, the longer maturities helped maintain a strong yield as large amounts of new cash came in to the Portfolio. We continued to add investments in longer maturities through the summer, as strong economic data forced the Federal Reserve Board to raise interest rates.

In the final months of the year, Y2K computer concerns caused the Federal Reserve to postpone further rate hikes until 2000. At the same time, increased desire for liquidity on the part of issuers created an abundant supply of shorter-term instruments. To take advantage of investment opportunities in this environment and also assure adequate liquidity for our shareholders, we increased investments in shorter-term issues during this period. In making these investments we chose issuers that seemed the best prepared for Y2K.


LB Series Fund, Inc.

Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****


Portfolio Facts
Inception Date:      1/9/87
Total Net Assets
(in millions):       $294.9


With sizable holdings in shorter maturities throughout the year, we were able to take advantage of many yield opportunities that arose from near-term market fluctuations. These opportunities came in different forms, including debt issued by industrial firms, asset-backed commercial paper, taxable municipal paper issued by state and local governments, and U.S. dollar-denominated securities issued by top-quality foreign banks and businesses.

Looking Ahead

Shorter maturities have now become relatively expensive. As a result, we have recently focused on opportunities in longer-term issues. If economic growth slows, causing stock prices to correct and money market securities to rally, we may significantly increase positions in longer maturities. As long as it looks like interest rates will continue to rise, we would balance such purchases with shorter maturities to maintain the Portfolio's barbelled maturity structure. In the meantime, we will continue to look for special yield opportunities that near-term market changes might bring, with an emphasis on issues of the highest credit quality.


Money Market Portfolio

Annualized Total Returns*
Period Ending 12/31/99
-------------------------
10 Years            5.08%
5 Years             5.32%
1 Year              4.94%

Seven-Day Yields
as of 12/31/99+
-------------------------
Current             5.51%
Effective           5.66%



Notes to Portfolio Management Reviews

   *The annualized total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  **International investing has special risks, including currency fluctuation and political volatility.

 ***High-yield bonds carry greater volatility and risk than investment-grade bonds.

****An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   +Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.


This report must be preceded or accompanied by a current prospectus.




                                            PricewaterhouseCoopers LLP
                                            650 Third Avenue South
                                            Park Building
                                            Suite 1300
                                            Minneapolis MN 55402-4333
                                            Telephone (612) 596 6000
                                            Facsimile (612) 373 7160

PricewaterhouseCoopers

[GRAPHIC OMITTED: PRINTER STRIP IN LOGO]


               Report of Independent Accountants

To the Shareholders and Board of Directors of LB Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Portfolios (Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market) comprising the LB Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

February 9, 2000



LB SERIES FUND, INC.
Opportunity Growth Portfolio
Portfolio of Investments
December 31, 1999


   Shares                                              Value
--------------                                   ----------------
COMMON STOCKS - 96.6% (a)
Aerospace & Defense - 0.3%
    42,200 Orbital Sciences Corp.                $        783,303 (b)
    29,400 Triumph Group, Inc.                            711,113 (b)
                                                 ----------------
                                                        1,494,416
                                                 ----------------

Agriculture - 0.1%
    35,600 Veterinary Centers of America, Inc.            458,350 (b)
                                                 ----------------

Airlines - 0.4%
    21,500 Alaska Air Group, Inc.                         755,188 (b)
    79,900 Mesaba Holdings, Inc.                          913,856 (b)
                                                 ----------------
                                                        1,669,044
                                                 ----------------

Automotive - 0.4%
    66,500 Gentex Corp.                                 1,845,375 (b)
                                                 ----------------

Banks - 1.2%
    45,300 City National Corp.                          1,492,069
    42,575 Commerce Bancorp, Inc.                       1,721,627
    79,500 Community First Bank Shares, Inc.            1,252,125
    25,200 TeleBanc Financial Corp.                       655,200 (b)
                                                 ----------------
                                                        5,121,021
                                                 ----------------

Biotechnology - 0.8%
     6,000 Biogen, Inc.                                   507,000 (b)
    48,300 Lipsome Co., Inc.                              589,411 (b)
   104,020 Serologicals Corp.                             624,120 (b)
    27,100 Techne Corp.                                 1,492,194 (b)
    15,500 Ventana Medical Systems, Inc.                  385,563 (b)
                                                 ----------------
                                                        3,598,288
                                                 ----------------

Broadcasting - 2.9%
    35,600 Cox Radio, Inc., Class A                     3,551,100 (b)
    36,100 Emmis Communications Corp.,
           Class A                                      4,499,527 (b)
    11,800 Hispanic Broadcasting Corp.                  1,088,181 (b)
    12,900 Pegasus Communications Corp.,
           Class A                                      1,260,975 (b)
     4,000 Univision Communications, Inc.,
           Class A                                        408,750 (b)
    12,200 USA Networks, Inc.                             674,050 (b)
    27,000 Young Broadcasting Corp.,
           Class A                                      1,377,000 (b)
                                                 ----------------
                                                       12,859,583
                                                 ----------------

Building Materials - 0.3%
    25,100 NCI Building Systems, Inc.                     464,350 (b)
    23,200 Simpson Manufacturing
           Co., Inc.                                    1,015,000 (b)
                                                 ----------------
                                                        1,479,350
                                                 ----------------

Chemicals - 0.7%
    40,000 ATMI, Inc.                                   1,322,500 (b)
    37,200 MacDermid, Inc.                              1,527,525
                                                 ----------------
                                                        2,850,025
                                                 ----------------

Communications
Equipment - 4.8%
    69,100 American Tower Corp.,
           Class A                                      2,111,869 (b)
    41,200 Andrew Corp.                                   780,225 (b)
    20,300 Carrier Access Corp.                         1,366,444 (b)
    18,300 C-Cube Microsystems, Inc.                    1,139,175 (b)
    25,800 CommScope, Inc.                              1,040,063 (b)
     7,900 Comverse Technology, Inc.                    1,143,525 (b)
    22,600 Gilat Satellite Networks Ltd.                2,683,750 (b)
    76,300 Inter-Tel, Inc.                              1,907,500
    40,500 Polycom, Inc.                                2,579,344 (b)
    42,700 Proxim, Inc.                                 4,697,000 (b)
    54,900 Spectrian Corp.                              1,550,925 (b)
                                                 ----------------
                                                       20,999,820
                                                 ----------------

Computers - Hardware - 1.2%
    18,400 Electronics for Imaging, Inc.                1,069,500 (b)
    75,900 National Instruments Corp.                   2,903,175 (b)
    21,400 Netopia, Inc.                                1,162,288 (b)
                                                 ----------------
                                                        5,134,963
                                                 ----------------

Computers - Peripherals - 0.9%
    63,200 Cybex Computer
           Products Corp.                               2,559,600 (b)
    16,100 Xircom, Inc.                                 1,207,500 (b)
                                                 ----------------
                                                        3,767,100
                                                 ----------------

Computers - Software &
Services - 19.7%
    61,600 Activision, Inc.                               943,250 (b)
    44,800 Actuate Corp.                                1,920,800
    34,000 Affiliated Computer
           Services, Inc., Class A                      1,564,000 (b)
    34,300 American Management
           Systems, Inc.                                1,076,163 (b)
     7,000 Apex, Inc.                                     225,750 (b)
    44,300 Ardent Software, Inc.                        1,727,700 (b)
    44,900 AVT Corp.                                    2,110,300 (b)
    15,200 Citrix Systems, Inc.                         1,869,600 (b)
    15,500 Clarify, Inc.                                1,953,000 (b)
     4,700 Cognizant Technology
           Solutions Corp., Class A                       513,769 (b)
    43,400 Cognos, Inc.                                 2,001,825 (b)
    32,600 Concord Communications, Inc.                 1,446,625 (b)
     8,800 CoStar Group, Inc.                             315,700 (b)
    30,550 Dendrite International, Inc.                 1,034,881 (b)
     9,500 Electronic Arts, Inc.                          798,000 (b)
    37,000 First Consulting Group, Inc.                   573,500 (b)
    25,900 Great Plains Software, Inc.                  1,936,025 (b)
    35,600 Henry (Jack) & Associates, Inc.              1,911,275
    75,955 Hyperion Solutions Corp.                     3,304,043 (b)
    42,700 InfoCure Corp.                               1,331,706 (b)
     2,100 InterVU, Inc.                                  220,500 (b)
    40,800 Intuit, Inc.                                 2,445,450 (b)
    35,900 ISS Group, Inc.                              2,553,388 (b)
    29,700 Legato Systems, Inc.                         2,043,731 (b)
    16,400 Liberate Technologies, Inc.                  4,214,800 (b)
    34,300 Macromedia, Inc.                             2,508,188 (b)
    45,500 Mastech Corp.                                1,126,125 (b)
    51,600 Mercury Computer
           Systems, Inc.                                1,806,000
    23,700 Mercury Interactive Corp.                    2,558,119 (b)
     8,400 Micromuse, Inc.                              1,428,000 (b)
       700 MicroStrategy, Inc., Class A                   147,000 (b)
    40,750 Network Associates, Inc.                     1,087,516 (b)
    31,600 Pegasus Systems, Inc.                        1,905,875
    37,800 Peregrine Systems, Inc.                      3,182,288 (b)
     6,100 Preview Travel, Inc.                           317,963 (b)
    14,900 PSINet, Inc.                                   920,075 (b)
    41,350 QRS Corp.                                    4,341,750 (b)
     4,000 Radiant Systems, Inc.                          160,750 (b)
    32,700 Remedy Corp.                                 1,549,163 (b)
    60,800 RSA Security, Inc.                           4,712,000 (b)
    14,633 Sterling Commerce, Inc.                        498,437 (b)
    40,500 Symantec Corp.                               2,374,313 (b)
    19,700 Synopsys, Inc.                               1,314,975 (b)
     3,800 TSI International Software, Ltd.               215,175 (b)
    63,550 US Web Corp.                                 2,824,003 (b)
    54,300 USinternetworking, Inc.                      3,794,213
     7,300 Verity, Inc.                                   310,706
    22,900 Visual Networks, Inc.                        1,814,825 (b)
    39,200 WebTrends Corp.                              3,175,200 (b)
    48,600 Wind River Systems, Inc.                     1,779,975 (b)
                                                 ----------------
                                                       85,888,415
                                                 ----------------

Consumer Finance - 0.5%
    72,400 AmeriCredit Corp.                            1,339,400 (b)
    27,500 Metris Companies, Inc.                         981,406
                                                 ----------------
                                                        2,320,806
                                                 ----------------

Distributors - Food &
Health - 1.3%
    27,300 Andrx Corp.                                  1,155,131 (b)
    29,000 Patterson Dental Co.                         1,236,125 (b)
    45,100 Priority Healthcare Corp.,
           Class B                                      1,305,081 (b)
    83,400 PSS World Medical, Inc.                        787,088 (b)
    68,200 U.S. Foodservice                             1,142,350 (b)
                                                 ----------------
                                                        5,625,775
                                                 ----------------

Electrical Equipment - 4.5%
    31,300 Advanced Energy
           Industries, Inc.                             1,541,525 (b)
    30,400 American Power
           Conversion Corp.                               801,800 (b)
     9,600 Amphenol Corp., Class A                        639,000 (b)
    35,200 Artesyn Technologies, Inc.                     739,200 (b)
    21,500 Benchmark Electronics, Inc.                    493,156 (b)
    34,500 Black Box Corp.                              2,311,500 (b)
    11,600 DII Group, Inc.                                823,238 (b)
    37,400 KEMET Corp.                                  1,685,338 (b)
    46,500 Plexus Corp.                                 2,046,000 (b)
    36,000 Rayovac Corp.                                  679,500 (b)
    15,400 Sanmina Corp.                                1,538,075 (b)
    14,600 SCI Systems, Inc.                            1,199,938 (b)
    33,600 Symbol Technologies, Inc.                    2,135,700
   106,800 Watsco, Inc.                                 1,234,875
    38,300 Zomax Optical Media, Inc.                    1,733,075 (b)
                                                 ----------------
                                                       19,601,920
                                                 ----------------

Electronics - 9.9%
    18,500 Alpha Industries, Inc.                       1,060,281 (b)
    51,100 American Xtal Technology, Inc.                 891,056 (b)
    89,325 Burr-Brown Corp.                             3,226,866
    59,900 Cohu, Inc.                                   1,856,900
    32,500 Cytyc Corp.                                  1,984,531 (b)
    42,800 Dallas Semiconductor Corp.                   2,757,925
    16,400 GlobeSpan, Inc.                              1,068,050 (b)
    11,000 JDS Uniphase Corp.                           1,774,438
    70,600 Kopin Corp.                                  2,965,200
    65,300 Lattice Semiconductor Corp.                  3,077,263 (b)
    29,200 Maxim Integrated
           Products, Inc.                               1,377,875
    57,000 Micrel, Inc.                                 3,245,438 (b)
    38,900 Microchip Technology, Inc.                   2,662,219 (b)
    12,700 Molecular Devices Corp.                        660,400 (b)
     9,500 PMC-Sierra, Inc.                             1,522,969 (b)
    28,700 Power Integrations, Inc.                     1,375,806
    26,800 QLogic Corp.                                 4,284,650 (b)
    91,100 S3, Inc.                                     1,053,344 (b)
    51,200 Semtech Corp                                 2,668,800 (b)
    32,400 TranSwitch Corp.                             2,351,025 (b)
    30,400 Vitesse Semiconductor Corp.                  1,594,100
                                                 ----------------
                                                       43,459,136
                                                 ----------------

Engineering &
Construction - 0.7%
    42,500 Dycom Industries, Inc.                       1,872,656 (b)
    48,200 Quanta Services, Inc.                        1,361,650 (b)
                                                 ----------------
                                                        3,234,306
                                                 ----------------

Entertainment - 0.3%
    34,800 SFX Entertainment, Inc.,
           Class A                                      1,259,325 (b)
                                                 ----------------

Equipment -
Semiconductors - 2.6%
    56,800 Applied Science & Technology                 1,887,713 (b)
    30,700 Asyst Technologies, Inc.                     2,012,769 (b)
    31,300 Cymer, Inc.                                  1,439,800 (b)
    32,700 Etec Systems, Inc.                           1,467,413 (b)
    27,300 Novellus Systems, Inc.                       3,345,103 (b)
    21,400 Teradyne, Inc.                               1,412,400 (b)
                                                 ----------------
                                                       11,565,198
                                                 ----------------

Financial - Diversified - 0.9%
    54,100 Apartment Investment &
           Management Co., Class A                      2,153,856
    23,200 First Sierra Financial, Inc.                   397,300 (b)
     5,450 Heller Financial, Inc., Class A                109,341
    26,100 Pinnacle Holdings, Inc.                      1,105,988 (b)
                                                 ----------------
                                                        3,766,485
                                                 ----------------

Food & Beverage - 0.6%
    18,900 Ben & Jerry's Homemade, Inc.                   470,138 (b)
    49,900 Hain Food Group (The), Inc.                  1,116,513 (b)
    35,170 Smithfield Foods, Inc.                         844,080 (b)
                                                 ----------------
                                                        2,430,731
                                                 ----------------

Freight & Shipping - 0.7%
     5,000 C.H. Robinson Worldwide, Inc.                  198,750
     5,000 Eagle USA Airfreight, Inc.                     215,625 (b)
    71,600 Swift Transportation Co., Inc.               1,261,950 (b)
    27,300 USFreightways Corp.                          1,306,988
                                                 ----------------
                                                        2,983,313
                                                 ----------------

Health Care - Drugs &
Pharmaceuticals - 3.1%
    78,800 Catalyca, Inc.                               1,068,725 (b)
    31,900 Chattem, Inc.                                  606,100 (b)
    22,400 Forest Laboratories, Inc.                    1,376,200 (b)
    50,000 Inhale Therapeutic Systems                   2,128,125 (b)
    57,000 Jones Pharma, Inc.                           2,475,938
    22,900 K-V Pharmaceutical Co.,
           Class A                                        502,369 (b)
    56,600 Medco Research, Inc.                         1,701,538 (b)
    83,269 Shire Pharmaceuticals
           Group, ADR                                   2,425,210 (b)
    38,500 Watson Pharmaceuticals, Inc.                 1,378,781 (b)
                                                 ----------------
                                                       13,662,986
                                                 ----------------

Health Care - Medical
Products & Supplies - 1.9%
    42,300 DENTSPLY International, Inc.                   999,338
    88,400 Mentor Corp.                                 2,281,825
    21,800 ResMed, Inc.                                   910,150 (b)
    38,600 Sybron Corp.                                   952,938 (b)
   113,340 Theragenics Corp.                            1,027,144 (b)
    17,600 VISX, Inc.                                     910,800 (b)
    36,000 Wesley Jessen VisionCare, Inc.               1,363,500 (b)
                                                 ----------------
                                                        8,445,695
                                                 ----------------

Health Care
Management - 0.8%
    14,800 Express Scripts, Inc., Class A                 947,200 (b)
    31,900 First Health Group Corp.                       857,313 (b)
    44,600 Universal Health Services, Inc.,
           Class B                                      1,605,600 (b)
                                                 ----------------
                                                        3,410,113
                                                 ----------------

Health Care Services - 1.5%
    46,300 Advance Paradigm, Inc.                         998,344
    37,000 Hanger Orthopedic Group, Inc.                  370,000 (b)
    53,700 Lincare Holdings, Inc.                       1,862,719 (b)
   135,300 Omnicare, Inc.                               1,623,600
    53,600 Renal Care Group, Inc.                       1,252,900 (b)
    26,200 TLC Laser Eye Centers, Inc.                    342,238 (b)
                                                 ----------------
                                                        6,449,801
                                                 ----------------

Homebuilding - 0.5%
    65,500 Catellus Development Corp.                     839,219 (b)
    99,000 Sunterra Corp.                               1,138,500 (b)
                                                 ----------------
                                                        1,977,719
                                                 ----------------

Insurance - 1.1%
    18,100 E.W. Blanch Holdings, Inc.                   1,108,625
    94,900 Inspire Insurance
           Solutions, Inc.                                435,947 (b)
    22,600 Nationwide Financial
           Services, Inc., Class A                        631,388
    22,500 Protective Life Corp.,
           Capital Trust II                               715,781
    37,358 Radian Group, Inc.                           1,783,845
                                                 ----------------
                                                        4,675,586
                                                 ----------------

Investment Banking &
Brokerage - 0.7%
     8,800 Donaldson, Lufkin &
           Jenrette, Inc.                                 119,350 (b)
    23,300 Legg Mason, Inc.                               844,625
    84,500 Waddell & Reed Financial, Inc.,
           Class A                                      2,292,063
                                                 ----------------
                                                        3,256,038
                                                 ----------------

Investment Management - 0.7%
    72,700 Affiliated Managers
           Group, Inc.                                  2,939,806 (b)
                                                 ----------------

Leisure Products - 0.8%
    49,050 Fossil, Inc.                                 1,134,281 (b)
    42,100 JAKKS Pacific, Inc.                            786,744 (b)
    15,700 SCP Pool Corp.                                 407,219 (b)
    50,300 Steinway Musical
           Instruments, Inc.                            1,018,575 (b)
                                                 ----------------
                                                        3,346,819
                                                 ----------------

Machinery - Diversified - 0.4%
    49,800 MSC Industrial Direct Co., Inc.,
           Class A                                        659,850 (b)
    45,000 Terex Corp.                                  1,248,750 (b)
                                                 ----------------
                                                        1,908,600
                                                 ----------------

Manufacturing - 1.4%
    37,900 Cognex Corp.                                 1,478,100 (b)
    17,100 CTS Corp.                                    1,288,913
    27,700 Dionex Corp.                                 1,140,894 (b)
    41,200 Global Imaging Systems, Inc.                   504,700 (b)
    46,000 Insituform Technologies, Inc.,
           Class A                                      1,299,500 (b)
    15,900 Pentair, Inc.                                  612,150
                                                 ----------------
                                                        6,324,257
                                                 ----------------

Oil & Gas - 1.5%
    24,200 Barrett Resources Corp.                        712,388 (b)
    37,600 BJ Services Co.                              1,572,150 (b)
    28,200 Cal Dive International, Inc.                   934,125 (b)
    41,400 Noble Affiliates, Inc.                         887,513
    54,700 Oceaneering International, Inc.                817,081 (b)
    11,500 Smith International, Inc.                      571,406 (b)
    50,200 UTI Energy Corp.                             1,157,738 (b)
                                                 ----------------
                                                        6,652,401
                                                 ----------------

Photography &
Imaging - 1.8%
   107,700 Imax Corp.                                   2,948,288 (b)
    21,800 Lason, Inc.                                    239,800 (b)
    51,400 Pinnacle Systems, Inc.                       2,091,338 (b)
    46,170 Zebra Technologies Corp.,
           Class B                                      2,700,945 (b)
                                                 ----------------
                                                        7,980,371
                                                 ----------------

Restaurants - 1.5%
    49,900 Applebee's International, Inc.               1,472,050
    39,700 Brinker International, Inc.                    952,800 (b)
     6,400 CEC Entertainment, Inc.                        181,600 (b)
    33,200 Outback Steakhouse, Inc.                       861,125 (b)
    31,200 Papa John's International, Inc.                813,150 (b)
    25,100 PR Chang's China Bistro, Inc.                  624,363 (b)
    26,700 RARE Hospitality
           International, Inc.                            577,805 (b)
    34,000 Sonic Corp.                                    969,000 (b)
                                                 ----------------
                                                        6,451,893
                                                 ----------------

Retail - 5.9%
    49,300 1-800-FLOWERS.COM, Inc.,
           Class A                                        526,894 (b)
    33,000 Barnes and Noble, Inc.                         680,625 (b)
    29,000 Bed, Bath & Beyond, Inc.                     1,007,750 (b)
    75,500 Beyond.com Corp.                               589,844 (b)
     9,100 Buckle (The), Inc.                             134,794 (b)
    41,200 CDW Computer Centers, Inc.                   3,239,350 (b)
    39,700 Cost Plus, Inc.                              1,414,313 (b)
    60,900 Dollar Tree Stores, Inc.                     2,949,844 (b)
    42,800 Family Dollar Stores, Inc.                     698,175
    50,500 Group 1 Automotive, Inc.                       703,844 (b)
    14,225 Insight Enterprise, Inc.                       577,891 (b)
    34,400 Kenneth Cole Productions, Inc.,
           Class A                                      1,573,800 (b)
    31,400 Linens 'N Things, Inc.                         930,225 (b)
    57,800 Men's (The) Wearhouse, Inc.                  1,697,875 (b)
    48,500 Nieman Marcus Group, Inc.,
           Class A                                      1,354,969 (b)
    91,800 O'Reilly Automotive, Inc.                    1,973,700
    54,225 Pacific Sunwear of California                1,728,422 (b)
    42,600 Ross Stores, Inc.                              764,138
    39,200 Tech Data Corp.                              1,063,300 (b)
    41,000 Tweeter Home Entertainment
           Group, Inc.                                  1,455,500
    14,300 Williams-Sonoma, Inc.                          657,800 (b)
                                                 ----------------
                                                       25,723,053
                                                 ----------------

Retail - Food & Drug - 0.8%
    64,500 Duane Reade, Inc.                            1,777,781 (b)
    22,000 Whole Foods Market, Inc.                     1,020,250 (b)
    30,600 Wild Oats Markets, Inc.                        678,938
                                                 ----------------
                                                        3,476,969
                                                 ----------------

Services - 1.3%
    36,000 Metamor Worldwide, Inc.                      1,048,500 (b)
   135,100 Modis Professional
           Services, Inc.                               1,925,175 (b)
   111,300 Professional Staff plc, ADR                    612,150 (b)
    25,600 Romac International, Inc.                      344,000 (b)
   101,493 Tetra Tech, Inc.                             1,560,455 (b)
                                                 ----------------
                                                        5,490,280
                                                 ----------------

Services - Cyclical - 6.3%
    43,800 ACNielsen Corp.                              1,078,575 (b)
    10,400 Acxiom Corp.                                   249,600 (b)
    63,715 Apollo Group, Inc., Class A                  1,278,282 (b)
    30,500 Avis Rent A Car, Inc.                          779,656 (b)
    53,100 Bright Horizons Family
           Solutions, Inc.                                995,625 (b)
    21,400 Catalina Marketing Corp.                     2,477,050 (b)
    27,400 Cort Business Services Corp.                   477,788 (b)
    71,400 Crown Castle
           International Corp.                          2,293,725 (b)
    36,500 DeVry, Inc.                                    679,813 (b)
    26,200 F.Y.I., Inc.                                   890,800 (b)
    19,000 G & K Services, Inc., Class A                  615,125
    19,800 Getty Images, Inc.                             967,725 (b)
    52,800 Harte-Hanks, Inc.                            1,148,400
    59,000 ITT Educational Services, Inc.                 910,813 (b)
    11,000 Lamar Advertising Co.,
           Class A                                        666,188 (b)
    71,500 Learning Tree
           International, Inc.                          2,002,000 (b)
    21,000 Macrovision Corp.                            1,554,000 (b)
    66,900 META Group, Inc.                             1,271,100 (b)
    26,700 MIPS Technologies, Inc.                      1,388,400 (b)
    18,100 Navigant Consulting, Inc.                      196,838 (b)
    61,100 NCO Group, Inc.                              1,840,638 (b)
     7,000 Network Event Theater, Inc.                    208,250 (b)
    34,800 Pre-Paid Legal Services, Inc.                  835,200 (b)
    12,800 Profit Recovery Group
           International, Inc.                            340,000 (b)
    38,400 Rent-Way, Inc.                                 717,600 (b)
     9,600 TMP Worldwide, Inc.                          1,363,200 (b)
     9,700 Xceed, Inc.                                    402,550 (b)
                                                 ----------------
                                                       27,628,941
                                                 ----------------

Services - Technology - 4.9%
    39,800 Bisys (The) Group, Inc.                      2,596,950 (b)
    32,400 CIBER, Inc.                                    891,000 (b)
    31,800 Digital River, Inc.                          1,059,338 (b)
    28,300 FactSet Research Systems, Inc.               2,253,388
   118,500 InterVoice, Inc.                             2,755,125 (b)
    16,900 Investment Technology Group                    485,875 (b)
    23,200 Keane, Inc.                                    736,600 (b)
    49,100 MedQuist, Inc.                               1,267,394 (b)
    44,330 National Computer
           Systems, Inc.                                1,667,916
    27,500 National Data Corp.                            933,281
    80,938 NOVA Corp.                                   2,554,606 (b)
    31,200 SunGard Data Systems, Inc.                     741,000 (b)
    61,400 Sykes Enterprises, Inc.                      2,693,925 (b)
    16,100 Whittman-Hart, Inc.                            863,363 (b)
                                                 ----------------
                                                       21,499,761
                                                 ----------------

Specialty Printing - 0.4%
    47,000 Consolidated Graphics, Inc.                    702,063 (b)
    82,700 Topps (The) Co., Inc.                          858,013 (b,c)
                                                 ----------------
                                                        1,560,076
                                                 ----------------

Steel - 0.1%
    15,300 Maverick Tube Corp.                            377,719 (b)
                                                 ----------------

Telephone &
Telecommunications - 2.4%
    30,000 AT&T Canada, Inc., Class B                   1,207,500
    11,300 CapRock
           Communications Corp.                           366,544 (b)
    51,200 ICG Communications, Inc.                       960,000 (b)
    57,700 ITC DeltaCom, Inc.                           1,593,963 (b)
     3,000 NorthEast Optic Network, Inc.                  187,688 (b)
    22,600 Powerwave Technologies, Inc.                 1,319,275 (b)
     7,900 Price Communications Corp.                     219,719 (b)
    43,100 Time Warner Telecom, Inc.,
           Class A                                      2,152,306 (b)
    23,500 United States Cellular Corp.                 2,372,031 (b)
                                                 ----------------
                                                       10,379,026
                                                 ----------------

Textiles - 0.7%
    76,400 Mohawk Industries, Inc.                      2,015,050 (b)
    69,600 Quiksilver, Inc.                             1,078,800 (b)
                                                 ----------------
                                                        3,093,850
                                                 ----------------

Waste Management - 0.4%
    88,000 Casella Waste Systems, Inc.,
           Class A                                      1,661,000 (b)
                                                 ----------------
Total Common Stocks
(cost $308,383,584)                                   421,785,505
                                                 ----------------

  Principal
   Amount
--------------
SHORT-TERM
SECURITIES - 3.4% (a)
Commerical Paper - 3.2%
$5,000,000 Associates Corp. of
           North America, 4.0%
           Due 1/3/2000                                 4,998,889
 6,900,000 Merck & Co. Inc., 4.0%
           Due 1/6/2000                                 6,896,167
 2,100,000 New Center Asset Trust, 4.9%
           Due 1/3/2000                                 2,099,428
                                                 ----------------
                                                       13,994,484
                                                 ----------------

U.S. Government Agency - 0.2%
 1,000,000 Federal National Mortgage
           Association Discount Notes,
           4.0% Due 1/5/2000                              999,556
                                                 ----------------
Total Short-Term Securities
(at amortized cost)                                    14,994,040
                                                 ----------------
Total Investments
(cost $323,377,624)                                  $436,779,545 (d)
                                                 ================

Notes to Portfolio of Investments:
---------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1999.

(d) At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $324,427,519 and the net unrealized appreciation of investments based on that cost was $112,352,026 which is comprised of $139,993,849 aggregate gross unrealized appreciation and $27,641,823 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LB Series Fund, Inc.
Mid Cap Growth Portfolio
Portfolio of Investments
December 31, 1999


   Shares                                              Value
--------------                                   ----------------
COMMON STOCKS - 90.7% (a)
Automotive - 0.3%
    34,900 Gentex Corp.                          $        968,444 (b)
                                                 ----------------

Banks - 3.8%
    16,600 Associated Banc-Corp.                          568,550
    12,274 Charter One Financial, Inc.                    234,740
    20,250 City National Corp.                            666,984
    12,000 Dime Bancorp, Inc.                             181,500
    32,100 Firstar Corp.                                  678,113
    12,400 Marshall & Ilsley Corp.                        778,875
    50,900 North Fork Bancorporation, Inc.                890,750
    20,860 Northern Trust Corp.                         1,105,580
    26,000 Pacific Century Financial Corp.                485,875
    42,600 Peoples Heritage Financial
           Group, Inc.                                    641,663
    28,400 Roslyn Bancorp, Inc.                           525,400
    17,300 SouthTrust Corp.                               654,156
    12,010 Summit Bancorp                                 367,806
    22,930 TCF Financial Corp.                            570,384
    30,600 UnionBanCal Corp.                            1,206,788
    15,700 Zions Bancorporation                           929,244
                                                 ----------------
                                                       10,486,408
                                                 ----------------

Biotechnology - 2.9%
    10,100 Biogen, Inc.                                   853,450 (b)
    33,700 Cephalon, Inc.                               1,164,756 (b)
    13,100 Chiron Corp.                                   555,113 (b)
     8,700 Genzyme Corp.                                  391,500 (b)
     7,500 Gilead Sciences, Inc.                          405,938 (b)
     7,900 Human Genome Sciences, Inc.                  1,205,738 (b)
    37,100 ILEX Oncology, Inc.                            895,038 (b)
     4,800 Immunex Corp.                                  525,600 (b)
     6,600 MedImmune, Inc.                              1,094,775 (b)
     3,600 Millennium Pharmaceuticals, Inc.               439,200 (b)
     8,800 Protein Design Labs, Inc.                      616,000 (b)
                                                 ----------------
                                                        8,147,108
                                                 ----------------

Broadcasting - 3.7%
     8,000 Adelphia Communications
           Corp., Class A                                 525,000 (b)
    13,300 AMFM, Inc.                                   1,040,725 (b)
    16,480 AT&T Corp./Liberty Media
           Group, Class A                                 935,240 (b)
     7,970 Clear Channel
           Communications, Inc.                           711,323 (b)
    20,800 Comcast Corp., Class A                       1,051,700
    20,020 Cox Communications, Inc.,
           Class A                                      1,031,030 (b)
     6,800 Cox Radio, Inc., Class A                       678,300 (b)
    13,400 Echostar Communications
           Corp., Class A                               1,306,500
     7,200 Hispanic Broadcasting Corp.                    663,975 (b)
    12,000 Univision Communications,
           Inc., Class A                                1,226,250 (b)
    20,200 USA Networks, Inc.                           1,116,050 (b)
                                                 ----------------
                                                       10,286,093
                                                 ----------------

Chemicals - 0.2%
    13,000 Cytec Industries, Inc.                         300,625 (b)
    25,700 Lyondell Petrochemical Co.                     327,675
                                                 ----------------
                                                          628,300
                                                 ----------------

Communications
Equipment - 6.0%
    18,760 ADC Telecommunications, Inc.                 1,361,273 (b)
    13,000 Adtran, Inc.                                   668,688 (b)
    27,700 Advanced Fibre
           Communications                               1,237,844 (b)
    21,000 C-Cube Microsystems, Inc.                    1,307,250 (b)
    17,900 CIENA Corp.                                  1,029,250 (b)
    18,800 Comverse Technology, Inc.                    2,721,300 (b)
    29,250 Digital Microwave Corp.                        685,547 (b)
     7,400 ECI Telecom, Ltd.                              234,025
     8,300 General Instrument Corp.                       705,500 (b)
    10,030 General Motors Corp., Class H                  962,880 (b)
     5,800 Gilat Satellite Networks Ltd.                  688,750 (b)
     5,100 Harmonic, Inc.                                 484,181 (b)
     5,550 Orckit Communications, Ltd.                    190,434 (b)
    19,800 Pairgain Technologies, Inc.                    280,913 (b)
    14,300 PanAmSat Corp.                                 849,063 (b)
    12,000 QUALCOMM, Inc.                               2,113,500
    12,100 Sawtek, Inc.                                   805,406 (b)
     7,100 Terayon Communication
           Systems, Inc.                                  445,969 (b)
                                                 ----------------
                                                       16,771,773
                                                 ----------------

Computers - Hardware - 1.4%
    18,600 Copper Mountain
           Networks, Inc.                                 906,750 (b)
     9,400 Electronics for Imaging, Inc.                  546,375 (b)
    10,600 Gateway, Inc.                                  763,863 (b)
    33,900 National Instruments Corp.                   1,296,675 (b)
     6,020 Sun Microsystems, Inc.                         466,174
                                                 ----------------
                                                        3,979,837
                                                 ----------------

Computers -
Networking - 1.0%
    20,900 3Com Corp.                                     982,300 (b)
    34,100 Cabletron Systems, Inc.                        886,600 (b)
     1,600 Finisar Corp.                                  143,800 (b)
     2,150 Korea Thrunet Co, Ltd.,
           Class A (USD)                                  145,931 (b)
     7,000 Network Appliance, Inc.                        581,438
       900 Retek, Inc.                                     67,725 (b)
                                                 ----------------
                                                        2,807,794
                                                 ----------------

Computers -
Peripherals - 0.6%
     9,800 EMC Corp.                                    1,070,650 (b)
     7,600 Lexmark International Group,
           Inc., Class A                                  687,800 (b)
                                                 ----------------
                                                        1,758,450
                                                 ----------------

Computers - Software &
Services - 17.1%
     6,900 Adobe Systems, Inc.                            464,025
    11,600 Affiliated Computer Services,
           Inc., Class A                                  533,600 (b)
       600 Akami Technologies, Inc.                       196,575 (b)
     7,840 America Online, Inc.                           591,430
     8,800 BEA Systems, Inc.                              615,450
     7,080 BMC Software, Inc.                             565,958 (b)
     6,700 Broadbase Software, Inc.                       753,750 (b)
     2,800 BroadVision, Inc.                              476,175
     8,100 Business Objects S.A., ADR                   1,082,363 (b)
    18,700 Cadence Design Systems, Inc.                   448,800 (b)
    23,560 Citrix Systems, Inc.                         2,897,880 (b)
    30,000 Cognos, Inc.                                 1,383,750 (b)
     3,000 Commerce One, Inc.                             589,500
    17,550 Compuware Corp.                                653,738 (b)
    12,200 Concord Communications, Inc.                   541,375 (b)
    28,500 DSL.net, Inc.                                  411,469 (b)
     6,700 Electronic Arts, Inc.                          562,800 (b)
    12,000 Exodus Communications, Inc.                  1,065,750
     3,150 I-2 Technologies, Inc.                         614,250 (b)
     6,800 Inktomi Corp.                                  603,500
    13,100 Intuit, Inc.                                   785,181 (b)
    26,700 J.D. Edwards & Company                         797,663 (b)
    16,000 Legato Systems, Inc.                         1,101,000 (b)
    15,000 Lernout & Hauspie Speech
           Products N.V. (USD)                            693,750 (b)
    11,900 Lycos, Inc.                                    946,794 (b)
    12,000 Macromedia, Inc.                               877,500 (b)
    22,300 Marimba, Inc.                                1,027,194 (b)
     8,800 Micromuse, Inc.                              1,496,000 (b)
    10,200 NBC Internet, Inc., Class A                    787,950 (b)
    35,000 Parametric Technology Corp.                    947,188 (b)
    13,500 Peregrine Systems, Inc.                      1,136,531 (b)
    20,200 Progress Software Corp.                      1,146,350
    11,200 Proxicom, Inc.                               1,392,300 (b)
    29,000 Rational Software Corp.                      1,424,625 (b)
     9,400 Razorfish, Inc., Class A                       894,175 (b)
    16,600 Remedy Corp.                                   786,425 (b)
    16,400 RSA Security, Inc.                           1,271,000 (b)
     5,350 Sapient Corp.                                  754,016 (b)
    15,920 Siebel Systems, Inc.                         1,337,280
    12,200 Symantec Corp.                                 715,225 (b)
    22,340 Synopsys, Inc.                               1,491,195 (b)
    36,600 Talk City Communities
           Online, Inc.                                   956,175 (b)
    23,500 TenFold Corp.                                  938,531 (b)
     1,800 TIBCO Software, Inc.                           275,400 (b)
    21,000 US Web Corp.                                   933,188 (b)
    14,500 Verio, Inc.                                    669,719 (b)
     3,600 VeriSign, Inc.                                 687,375
    20,400 Veritas Software Corp.                       2,919,750
     7,500 Viant Corp.                                    742,500 (b)
     8,200 Vignette Corp.                               1,336,600
    17,900 Visual Networks, Inc.                        1,418,575 (b)
                                                 ----------------
                                                       47,739,293
                                                 ----------------

Construction - 0.1%
     5,400 Southdown, Inc.                                278,775
                                                 ----------------

Consumer Finance - 0.7%
    26,600 Metris Companies, Inc.                         949,288
    13,900 PMI Group                                      678,494
     2,680 Providian Financial Corp.                      244,048
                                                 ----------------
                                                        1,871,830
                                                 ----------------

Containers & Packaging -
Paper - 0.1%
     4,400 Temple Inland, Inc.                            290,125
                                                 ----------------

Distributors - Food &
Health - 0.2%
    34,560 U.S. Foodservice                               578,880 (b)
                                                 ----------------

Electrical Equipment - 2.7%
    40,260 American Power
           Conversion Corp.                             1,061,858 (b)
    35,400 Artesyn Technologies, Inc.                     743,400 (b)
    11,300 Electro Scientific
           Industries, Inc.                               824,900 (b)
    21,600 Flextronics International, Ltd.                993,600
    14,300 Sanmina Corp.                                1,428,213 (b)
     5,500 SCI Systems, Inc.                              452,031 (b)
     5,740 Solectron Corp.                                546,018 (b)
    25,035 Symbol Technologies, Inc.                    1,591,287
                                                 ----------------
                                                        7,641,307
                                                 ----------------

Electronics -- 9.3%
    24,230 Adaptec, Inc.                                1,208,471 (b)
    24,200 Altera Corp.                                 1,199,413 (b)
    21,100 Analog Devices, Inc.                         1,962,300 (b)
     5,600 Applied Micro Circuits Corp.                   712,600 (b)
    13,800 Atmel Corp.                                    407,963
     1,800 Broadcom Corp., Class A                        490,275 (b)
    18,450 Burr-Brown Corp.                               666,506
    16,800 Conexant Systems, Inc.                       1,115,100
    12,500 Cypress Semiconductor Corp.                    404,688 (b)
    23,400 Galileo Technology, Ltd.                       564,525 (b)
    10,280 JDS Uniphase Corp.                           1,658,293
    12,860 Linear Technology Corp.                        920,294
    10,200 LSI Logic Corp.                                688,500 (b)
    29,140 Maxim Integrated
           Products, Inc.                               1,375,044
     7,900 Micrel, Inc.                                   449,806 (b)
    17,190 Microchip Technology, Inc.                   1,176,441 (b)
    18,100 National Semiconductor Corp.                   774,906 (b)
    13,900 PerkinElmer, Inc.                              579,456
    11,300 PMC-Sierra, Inc.                             1,811,531 (b)
     4,200 QLogic Corp.                                   671,475 (b)
    15,300 RF Micro Devices, Inc.                       1,047,094 (b)
     7,200 SDL, Inc.                                    1,569,600 (b)
     8,600 Semtech Corp                                   448,275 (b)
    34,700 Vitesse Semiconductor Corp.                  1,819,581
     7,520 Waters Corp.                                   398,560 (b)
    41,020 Xilinx, Inc.                                 1,865,128
                                                 ----------------
                                                       25,985,825
                                                 ----------------

Entertainment - 0.2%
    11,500 SFX Entertainment, Inc.,
           Class A                                        416,156 (b)
                                                 ----------------

Equipment -
Semiconductors - 2.6%
    16,700 Asyst Technologies, Inc.                     1,094,894 (b)
     5,470 KLA Instruments Corp.                          609,221 (b)
    28,400 Kulicke & Soffa Industries, Inc.             1,208,775 (b)
    10,800 LAM Research Corp.                           1,204,875 (b)
     4,090 Novellus Systems, Inc.                         501,153 (b)
    16,600 PRI Automation, Inc.                         1,114,275 (b)
    21,900 Teradyne, Inc.                               1,445,400 (b)
                                                 ----------------
                                                        7,178,593
                                                 ----------------

Financial - Diversified - 0.5%
     5,400 AMBAC Financial Group, Inc.                    281,813
    15,160 Finova Group, Inc.                             538,180
    13,000 SLM Holding Corp.                              549,250
                                                 ----------------
                                                        1,369,243
                                                 ----------------

Food & Beverage - 1.0%
    30,300 American Italian Pasta Co.,
           Class A                                        931,725 (b)
    28,400 IBP, Inc.                                      511,200
    27,400 International Home Foods, Inc.                 476,075 (b)
    22,900 Suiza Foods Corp.                              907,413 (b)
                                                 ----------------
                                                        2,826,413
                                                 ----------------

Freight & Shipping - 1.2%
    15,300 CNF Transportation, Inc.                       527,850
    16,780 Expeditors International of
           Washington, Inc.                               735,174
    20,100 Iron Mountain, Inc.                            790,181 (b)
    10,700 Kansas City Southern
           Industries, Inc.                               798,488
     9,700 Royal Caribbean Cruises, Ltd.                  478,331
                                                 ----------------
                                                        3,330,024
                                                 ----------------

Hardware & Tools - 0.2%
    10,360 Black & Decker Corp.                           541,310
                                                 ----------------
Health Care - Diversified - 0.4%
     8,800 Allergan, Inc.                                 437,800
    22,200 IVAX Corp.                                     571,650 (b)
                                                 ----------------
                                                        1,009,450
                                                 ----------------

Health Care - Drugs &
Pharmaceuticals - 3.2%
    22,300 Alkermes, Inc.                               1,095,488 (b)
    13,700 Alpharma, Inc., Class A                        421,275
    25,400 Catalyca, Inc.                                 344,488 (b)
    26,440 Forest Laboratories, Inc.                    1,624,408 (b)
    14,200 Jones Pharma, Inc.                             616,813
    54,950 Mylan Laboratories, Inc.                     1,384,053
    20,800 Teva Pharmaceutical Industries,
           Ltd., ADR                                    1,491,100
    24,900 ViroPharma, Inc.                               921,300 (b)
    31,080 Watson Pharmaceuticals, Inc.                 1,113,053 (b)
                                                 ----------------
                                                        9,011,978
                                                 ----------------

Health Care - Medical
Products & Supplies - 2.4%
     3,900 Affymetrix, Inc.                               661,781 (b)
     5,900 Bard (C.R.), Inc.                              312,700
    13,300 Bausch & Lomb, Inc.                            910,219
    33,830 Biomet, Inc.                                 1,353,200
     8,682 Medtronic, Inc.                                316,350
     3,000 MiniMed, Inc.                                  219,750 (b)
     2,200 SciQuest.com, Inc.                             174,900 (b)
    21,000 Stryker Corp.                                1,462,125
    32,700 Sybron Corp.                                   807,281 (b)
     7,800 VISX, Inc.                                     403,650 (b)
                                                 ----------------
                                                        6,621,956
                                                 ----------------

Health Care
Management - 1.0%
    12,400 Columbia/HCA
           Healthcare Corp.                               363,475
    91,975 Health Management
           Associates, Inc., Class A                    1,230,166 (b)
    35,800 Tenet Healthcare Corporation                   841,300 (b)
     9,470 Trigon Healthcare, Inc.                        279,365 (b)
                                                 ----------------
                                                        2,714,306
                                                 ----------------

Health Care Services - 0.2%
    16,400 Lincare Holdings, Inc.                         568,875 (b)
                                                 ----------------

Household Furnishings &
Appliances - 0.5%
    25,385 Ethan Allen Interiors, Inc.                    813,907
    26,460 Leggett & Platt, Inc.                          567,236
                                                 ----------------
                                                        1,381,143
                                                 ----------------

Housewares & Household
Products - 0.8%
    22,940 Dial Corp.                                     557,729
    22,200 Fort James Corp.                               607,725
    11,700 Medical Manager Corp.                          985,725 (b)
                                                 ----------------
                                                        2,151,179
                                                 ----------------

Insurance - 0.8%
    22,260 AFLAC, Inc.                                  1,050,394
     3,650 Allmerica Financial Corp.                      203,031
    11,100 Protective Life Corp.,
           Capital Trust II                               353,119
    14,700 Radian Group, Inc.                             701,925
                                                 ----------------
                                                        2,308,469
                                                 ----------------

Investment Banking &
Brokerage - 0.9%
    14,710 Bear Stearns Cos., Inc.                        628,853
     2,920 Donaldson, Lufkin &
           Jenrette, Inc.                                 141,255
    15,800 Knight/Trimark Group, Inc.,
           Class A                                        726,800 (b)
    23,000 Legg Mason, Inc.                               833,750
    11,100 Waddell & Reed Financial, Inc.,
           Class A                                        301,088
                                                 ----------------
                                                        2,631,746
                                                 ----------------

Leisure Products - 0.4%
    15,410 Harley Davidson, Inc.                          987,203 (c)
     8,800 Premier Parks, Inc.                            254,100 (b)
                                                 ----------------
                                                        1,241,303
                                                 ----------------

Machinery - Diversified - 0.3%
    25,130 Mettler-Toledo
           International, Inc.                            959,652 (b)
                                                 ----------------

Manufacturing - 0.9%
     5,200 Danaher Corp.                                  250,900
    21,800 Jabil Circuit, Inc.                          1,591,400 (b)
    18,600 Millipore Corp.                                718,425
                                                 ----------------
                                                        2,560,725
                                                 ----------------

Office Equipment & Supplies - 0.3%
    34,160 Herman Miller, Inc.                            785,680
                                                 ----------------

Oil & Gas - 3.6%
     6,300 Anadarko Petroleum Corp.                       214,988
    10,400 Apache Corp.                                   384,150
    11,460 BJ Services Co.                                479,171 (b)
    14,200 Burlington Resources, Inc.                     469,488
    15,800 Cooper Cameron Corp.                           773,213 (b)
    37,820 ENSCO International, Inc.                      865,133
    17,500 EOG Resources, Inc.                            307,344
    31,000 Nabors Industries, Inc.                        959,063 (b)
    22,900 Noble Drilling Corp.                           749,975 (b)
    17,700 Occidental Petroleum Corp.                     382,763
    19,690 Smith International, Inc.                      978,347 (b)
    26,250 Tosco Corp.                                    713,672
    35,300 Transocean Sedco Forex, Inc.                 1,189,169
    14,770 USX-Marathon Group                             364,634
    31,940 Weatherford International, Inc.              1,275,604 (b)
                                                 ----------------
                                                       10,106,714
                                                 ----------------

Paper & Forest Products - 0.4%
    11,890 Bowater, Inc.                                  645,776
    16,600 Westvaco Corp.                                 541,575
                                                 ----------------
                                                        1,187,351
                                                 ----------------

Publishing - 0.6%
    19,300 Meredith Corp.                                 804,569
    13,300 Scholastic Corp.                               827,094 (b)
                                                 ----------------
                                                        1,631,663
                                                 ----------------

Restaurants - 0.3%
    24,840 Darden Restaurants, Inc.                       450,225
     7,680 Outback Steakhouse, Inc.                       199,200 (b)
     6,750 Papa John's International, Inc.                175,922 (b)
                                                 ----------------
                                                          825,347
                                                 ----------------

Retail - 3.8%
    12,640 Abercrombie & Fitch Co.,
           Class A                                        337,330 (b)
    22,200 Bed, Bath & Beyond, Inc.                       771,450 (b)
     7,900 Best Buy Co., Inc.                             396,481 (b)
    36,380 BJ's Wholesale Club, Inc.                    1,327,870 (b)
     9,500 Circuit City Stores, Inc.                      428,094
    16,000 Dollar General Corp.                           364,000
    16,800 Dollar Tree Stores, Inc.                       813,750 (b)
    68,800 Family Dollar Stores, Inc.                   1,122,300
     7,300 Intimate Brands, Inc., Class A                 314,813
     4,540 Kohl's Corp.                                   327,731 (b)
     7,118 Limited (The), Inc.                            308,298
    39,100 Men's (The) Wearhouse, Inc.                  1,148,563 (b)
    37,000 Ross Stores, Inc.                              663,688
    13,705 Staples, Inc.                                  284,379 (b)
     5,400 Tandy Corp.                                    265,613
     7,300 Tiffany & Co.                                  651,525
     8,170 TJX Companies, Inc.                            166,974
    16,300 Zale Corp.                                     788,513 (b)
                                                 ----------------
                                                       10,481,372
                                                 ----------------

Retail - Food & Drug - 0.1%
    13,700 Great Atlantic & Pacific Tea, Inc.             381,888
                                                 ----------------

Services - 0.4%
    18,600 Manpower, Inc.                                 699,825
    38,200 Modis Professional Services, Inc.              544,350 (b)
                                                 ----------------
                                                        1,244,175
                                                 ----------------

Services - Cyclical - 2.5%
    11,700 ACNielsen Corp.                                288,113 (b)
    38,800 Cerner Corp.                                   763,875 (b)
    52,600 Convergys Corp.                              1,617,450 (b)
     2,800 DoubleClick, Inc.                              708,575 (b)
    12,930 Getty Images, Inc.                             631,954 (b)
    18,600 Lamar Advertising Co., Class A               1,126,463 (b)
     2,200 Mediaplex, Inc.                                138,050 (b)
     2,860 Omnicom Group, Inc.                            286,000
    21,320 Young & Rubicam, Inc.                        1,508,390
                                                 ----------------
                                                        7,068,870
                                                 ----------------

Services - Technology - 2.8%
    15,200 Bisys (The) Group, Inc.                        991,800 (b)
    14,500 Ceridian Corp.                                 312,656 (b)
    21,400 Comdisco, Inc.                                 797,150
    36,625 Concord EFS, Inc.                              943,094 (b)
    32,300 CSG System International, Inc.               1,287,963 (b)
     9,000 DST Systems, Inc.                              686,813 (b)
    38,710 Fiserv, Inc.                                 1,483,077 (b)
    17,900 NOVA Corp.                                     564,969 (b)
     7,170 Paychex, Inc.                                  286,800
    18,030 SunGard Data Systems, Inc.                     428,213 (b)
                                                 ----------------
                                                        7,782,535
                                                 ----------------

Specialty Printing - 0.4%
     7,850 Valassis Communications, Inc.                1,176,663 (b)
                                                 ----------------

Steel - 0.5%
    12,300 Corus Group plc, ADR                           318,263
    43,100 Steel Dynamics, Inc.                           686,906 (b)
    10,200 USX-U.S. Steel Group, Inc.                     336,600
                                                 ----------------
                                                        1,341,769
                                                 ----------------

Telephone &
Telecommunications - 5.0%
    27,010 CenturyTel, Inc.                             1,279,599
    13,600 Covad Communications
           Group, Inc.                                    760,750 (b)
    31,500 Globalstar
           Telecommunications, Ltd.                     1,386,000 (b)
    14,300 ICG Communications, Inc.                       268,125 (b)
    41,500 Intermedia Communications of
           Florida, Inc.                                1,610,719 (b)
     4,950 MCI Worldcom, Inc.                             262,659
    25,600 McLeodUSA, Inc.                              1,507,200 (b)
    13,500 Net2Phone, Inc.                                620,156 (b)
    40,800 Network Plus Corp.                             856,800 (b)
     9,600 NTL, Inc.                                    1,197,600 (b)
    13,100 US LEC Corp., Class A                          422,475 (b)
     6,370 VoiceStream Wireless Corp.                     906,531 (b)
    21,270 Western Wireless Corp.,
           Class A                                      1,419,773 (b)
    18,400 WinStar Communications, Inc.                 1,384,600 (b)
                                                 ----------------
                                                       13,882,987
                                                 ----------------

Textiles - 0.7%
    44,880 Jones Apparel Group, Inc.                    1,217,370 (b)
    21,300 Shaw Industries, Inc.                          328,819
    12,700 Tommy Hilfiger Corp.                           296,069 (b)
                                                 ----------------
                                                        1,842,258
                                                 ----------------

Utilities - 1.7%
     6,680 AES (The) Corp.                                499,330 (b)
    20,500 CMS Energy Corp.                               639,344
     7,500 Consolidated Natural Gas Co.                   487,031
    15,700 El Paso Natural Gas Co.                        609,356
     9,900 Energy East Corp.                              206,044
     6,400 Florida Progress Corp.                         270,800
    26,000 Illinova Corp.                                 903,500
    34,300 Montana Power Co.                            1,236,944
                                                 ----------------
                                                        4,852,349
                                                 ----------------
Total Common Stocks
(cost $197,240,685)                                   253,634,384
                                                 ----------------

  Principal
   Amount
--------------
SHORT-TERM
SECURITIES - 9.3% (a)
Commercial Paper - 3.9%
$8,400,000 IBM Credit Corp., 4.5%
           Due 1/4/2000                                 8,396,850
 2,500,000 Merck & Co. Inc., 4.0%
           Due 1/6/2000                                 2,498,611
                                                 ----------------
                                                       10,895,461
                                                 ----------------

U.S. Government
Agency - 5.4%
10,000,000 Federal Home Loan Bank
           Discount Notes, 1.5%
           Due 1/3/2000                                 9,999,167
 5,000,000 Federal National Mortgage
           Association Discount
           Notes, 4.0%
           Due 1/5/2000                                 4,997,778
                                                 ----------------
                                                       14,996,945
                                                 ----------------
Total Short-Term Securities
(at amortized cost)                                    25,892,406
                                                 ----------------
Total Investments
(cost $223,133,091)                                  $279,526,790 (d)
                                                 ================

Notes to Portfolio of Investments:
---------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at December 31, 1999.

(d) At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $223,829,932 and the net unrealized appreciation of investments based on that cost was $55,696,858 which is comprised of $63,475,233 aggregate gross unrealized appreciation and $7,778,375 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB Series Fund, Inc.
World Growth Portfolio
Portfolio of Investments
December 31, 1999

   Shares                                              Value
--------------                                   ----------------
ARGENTINA - 0.2% (a)
COMMON STOCKS
    15,712 Banco de Galicia Buenos
           Aires 'B' ADR (USD)                   $        311,287
    10,799 Banco Frances del Rio de la
           Plata ADR (USD)                                255,801
    16,470 Telefonica de Argentina
           ADR (USD)                                      508,511
                                                 ----------------
Total Argentina                                         1,075,599
                                                 ----------------

AUSTRALIA - 1.9% (a)
COMMON STOCKS
    31,000 Brambles Industries Ltd.                       857,266
    49,769 Broken Hill Proprietary Co.                    653,500
   262,549 Colonial Ltd.                                1,173,795
    81,084 Commonwealth
           Bank of Australia                            1,396,266
    56,708 Lend Lease Corp.                               794,463
   159,831 News Corp. Ltd.                              1,551,901
   366,398 Telstra Corp. Ltd.                           1,865,587
   186,544 Westpac Banking                              1,286,752
                                                 ----------------
                                                        9,579,530
                                                 ----------------

PREFERRED STOCKS
   114,696 News Corp. Ltd.                                982,638
                                                 ----------------
Total Australia                                        10,562,168
                                                 ----------------

BELGIUM - 1.1% (a)
COMMON STOCKS
     2,693 Credit Communal
           Holding/Dexia                                  431,605
     5,150 Dexia Belgium                                  426,053
    58,819 Fortis 'B'                                   2,122,381
    48,600 Kredietbank                                  2,619,210
     6,420 UCB SA                                         278,412
                                                 ----------------
Total Belgium                                           5,877,661
                                                 ----------------

BRAZIL - 1.5% (a)
COMMON STOCKS
    23,490 Companhia Brasileira de
           Distribuicao Grupo Pao de
           Acucar ADS (USD)                               759,021
    25,513 Companhia Energetica Minas
           Gerais ADR (USD)                               570,853
    55,011 Telecomunicacues Brasilieras
           SA ADR (USD)                                 7,068,914
                                                 ----------------
Total Brazil                                            8,398,788
                                                 ----------------

CANADA - 0.8% (a)
COMMON STOCKS
    16,090 Alcan Aluminum                                 662,103
    40,746 Celestica Inc.                               2,261,403 (b)
     8,510 Nortel Networks Corp.                          841,567
     9,330 Royal Bank of Canada                           411,722
                                                 ----------------
Total Canada                                            4,176,795
                                                 ----------------

CHINA - 0.1% (a)
COMMON STOCKS
    41,360 Huaneng Power International
           'N' ADR (USD)                                  436,865
                                                 ----------------

DENMARK - 0.3% (a)
COMMON STOCKS
     5,244 Den Danske Bank                                574,868
    10,654 Teledanmark                                    791,599
     4,510 Unidanmark 'A'                                 317,395
                                                 ----------------
Total Denmark                                           1,683,862
                                                 ----------------

FINLAND - 2.0% (a)
COMMON STOCKS
    61,640 Nokia (AB) OY                               11,176,746
                                                 ----------------

FRANCE - 11.2% (a)
COMMON STOCKS
    15,629 Alcatel Alsthom                              3,589,602
    24,102 Aventis SA                                   1,399,981
    25,520 AXA                                          3,557,927
    27,790 Banque Nationale De Paris                    2,564,273
     8,840 Cap Gemini SA                                2,244,053
    29,396 Carrefour                                    5,421,966
    10,250 Cie de St. Gobain                            1,927,740
     1,600 Groupe Danone                                  377,152
     8,060 Hermes International                         1,216,262
     4,983 Lafarge Coppee                                 580,268
     9,399 Legrand                                      2,237,307
       704 L'Oreal                                        564,857
     6,645 Pinault Printemps Redoute SA                 1,753,786
    70,946 Sanofi-Synthelabo                            2,954,463
    37,030 Schneider SA                                 2,907,703
     8,439 Societe Generale                             1,963,736
    15,738 Sodexho                                      2,785,490
    34,658 ST Microelectronics                          5,334,664
     9,940 Television Francaise                         5,206,789
    50,717 Total 'B'                                    6,769,392
    70,043 Vivendi                                      6,325,506
                                                 ----------------
Total France                                           61,682,917
                                                 ----------------

GERMANY - 6.5% (a)
COMMON STOCKS
     7,230 Allianz AG                                   2,428,926
    39,682 Bayer AG                                     1,878,761
    53,146 Bayerische Vereinsbank AG                    3,629,782
    37,076 Deutsche Bank AG                             3,131,671
    46,295 Deutsche Telekom AG                          3,297,112
    44,617 Dresdner Bank AG                             2,427,026
    36,577 Gehe AG                                      1,418,564
    45,330 Mannesmann AG                               10,936,326
    19,398 Rhoen Klinikum AG                              713,231
     5,210 SAP AG                                       2,566,415
    12,653 Siemens AG                                   1,609,819
    33,335 Veba AG                                      1,620,235
                                                 ----------------
                                                       35,657,868
                                                 ----------------

PREFERRED STOCKS
     1,200 Fielmann AG                                     35,902
     1,450 Fresenius AG                                   265,840
                                                 ----------------
                                                          301,742
                                                 ----------------
Total Germany                                          35,959,610
                                                 ----------------

HONG KONG - 2.7% (a)
COMMON STOCKS
   129,000 Cheung Kong Holdings Ltd.                    1,634,592
   690,000 China Telecom Ltd.                           4,305,011
    95,000 Doa Heng Bank Ltd.                             490,062
   198,000 Henderson Land
           Development Ltd.                             1,273,558
   292,800 Hong Kong
           Telecommunications Ltd.                        845,611
   264,000 Hutchison Whampoa                            3,837,654
   165,000 New World Development
           Co. Ltd.                                       371,454
   580,000 Pacific Century
           Cyberworks Ltd.                              1,346,755 (b)
    69,000 Sun Hung Kai Properties Ltd.                   718,981
                                                 ----------------
Total Hong Kong                                        14,823,678
                                                 ----------------

INDIA - 0.2% (a)
COMMON STOCKS
    57,291 ICICI Ltd.                                     794,913 (b)
    27,000 Mahanager Telephone
           Nigam Ltd. GDR (USD)                           306,450
                                                 ----------------
Total India                                             1,101,363
                                                 ----------------

IRELAND - 0.2% (a)
COMMON STOCKS
    28,507 CBT Group plc ADR (USD)                        954,985 (b)
                                                 ----------------

ITALY - 5.2% (a)
COMMON STOCKS
    46,560 Assicurazioni Generali SpA                   1,538,392
    47,000 Banca Popolare di Brescia                    4,159,296
   325,177 Credito Italiano SpA                         1,598,527
   416,491 Ente Nazionale Idrocarburi                   2,290,754
   123,477 Instituto Bancario
           San Paolo di Torino                          1,677,947
   121,000 Istituto Nazionale
           Delle Assicurazioni                            320,569
    71,600 Italgas SpA                                    271,195
   121,645 Mediolanum SpA                               1,593,008
   256,000 Seat-Pagine Gialle SpA                         840,694
   217,200 Tecnost                                        820,486
   820,400 Telecom Italia Mobile SpA                    9,165,105
   311,903 Telecom Italia SpA                           4,398,735
                                                 ----------------
Total Italy                                            28,674,708
                                                 ----------------

JAPAN - 23.0% (a)
COMMON STOCKS
    30,000 Bridgestone Corp.                              660,664
   141,000 Canon                                        5,603,015
    45,000 Citizen Watch Co.                              286,288
    26,000 Daiichi Pharmaceutical                         338,201
    98,000 Daiwa House Industry Co.                       728,981
       207 DDI Corp.                                    2,836,449
       223 East Japan Railway                           1,202,633
    20,700 Fanuc Co.                                    2,635,872
        65 Fuji Television Network Inc.                   890,672
   100,000 Fujitsu Ltd.                                 4,561,026
   104,000 Hitachi                                      1,669,375
    12,000 Honda Motor Co.                                446,315
    16,000 Ito-Yokado Co.                               1,738,279
    67,000 Kao Corp.                                    1,911,569
    44,000 Kokuyo Co. Ltd.                                585,691
    43,000 Komori Corp.                                   820,270
   118,000 Kuraray Co.                                  1,195,361
    42,000 Kyocera                                     10,893,609
    56,000 Makita Corp.                                   504,258
    90,000 Marui Co. Ltd.                               1,344,230
   166,000 Matsushita Electric
           Industrial Co.                               4,598,023
    92,000 Mitsubishi Corp.                               710,463
   490,000 Mitsubishi Heavy
           Industries Ltd.                              1,635,412
   246,000 Mitsui Fudosan                               1,666,164
    43,000 Murata Manufacturing                        10,100,813
   272,000 NEC Corp.                                    6,482,529
   114,000 Nippon Denso Corp.                           2,722,521
       557 Nippon Telegraph &
           Telecom Corp.                                9,540,472
   179,000 Nomura Securities Co. Ltd.                   3,232,407
       171 NTT Mobile Communication
           Network, Inc.                                6,577,567
    94,000 Sankyo Co.                                   1,932,074
   147,000 Sekisui Chemical Co. Ltd.                      651,767
   101,000 Sekisui House                                  894,636
    10,000 Seven-Eleven Japan Co. Ltd.                  1,585,593
    47,300 Shin-Etsu Chemical Co. Ltd.                  2,036,997
    62,000 Shiseido Co. Ltd.                              904,179
       800 Softbank Corporation                           765,783
    39,700 Sony Corp.                                  11,773,613
   128,000 Sumitomo Bank Ltd.                           1,752,687
   199,000 Sumitomo Corp.                               1,930,205
   188,000 Sumitomo Electric
           Industries Ltd.                              2,173,123
    35,000 TDK Corp.                                    4,833,611
    47,000 Tokio Marine &
           Fire Insurance Co.                             549,721
     4,900 Tokyo Electronics                              671,430
    87,000 Toppan Printing                                868,552
   361,000 Toshiba Corp                                 2,755,995
    47,000 Uny Co.                                        459,558
    51,000 Yamanouchi Pharmaceutical
           Co. Ltd.                                     1,782,030
                                                 ----------------
Total Japan                                           126,440,683
                                                 ----------------

LUXEMBOURG - 0.1% (a)
COMMON STOCKS
     2,714 Societe Europeenne
           des Satellites                                 385,487
                                                 ----------------

MEXICO - 1.4% (a)
COMMON STOCKS
    47,850 Cemex SA de CV                                 267,657 (b)
    30,000 Cemex SA                                       836,250 (b)
    17,500 Grupo Televisa GDR (USD)                     1,194,375 (b)
   155,408 Kimberly-Clark Mexico 'A'                      606,870
    41,435 Telefonos de Mexico 'L'
           ADS (USD)                                    4,661,438
                                                 ----------------
Total Mexico                                            7,566,590
                                                 ----------------

NETHERLANDS - 7.9% (a)
COMMON STOCKS
    85,636 ABN Amro Holdings NV                         2,139,382
     9,160 Akzo Nobel NV                                  459,521
    53,560 ASM Lithography
           Holdings NV                                  5,951,087 (b)
   197,000 CLP Holdings Ltd.                              907,262
    67,398 CSM NV                                       1,439,339
   111,179 Elsevier                                     1,328,274
    17,063 Equant NV                                    1,937,133 (b)
    82,910 Fortis (NL) NV                               2,985,817
    14,310 Gucci Group NV (USD)                         1,638,495
   113,832 ING Groep NV                                 6,873,237
    11,730 Koninklijke KPN NV                           1,144,991
    36,390 Philips Electronics NV                       4,948,756
    53,928 Royal Dutch Petroleum Co.                    3,305,637
     8,490 TNT Post Groep NV                              243,316
     6,354 United Pan-Europe
           Communications NV                              812,889 (b)
    30,490 VNU NV                                       1,602,661
   176,368 Wolters Kluwer                               5,969,518
                                                 ----------------
Total Netherlands                                      43,687,315
                                                 ----------------

NEW ZEALAND - 0.2% (a)
COMMON STOCKS
   246,000 Telecom Corp. of New Zealand                 1,156,815
                                                 ----------------

NORWAY - 0.5% (a)
COMMON STOCKS
    12,804 Norsk Hydro                                    537,264
   134,010 Orkla 'A' ASA                                2,309,507
                                                 ----------------
Total Norway                                            2,846,771
                                                 ----------------

PORTUGAL - 0.3% (a)
COMMON STOCKS
    69,373 Jeronimo Martins                             1,775,025
                                                 ----------------

SINGAPORE - 0.7% (a)
COMMON STOCKS
    36,416 Singapore Press Holdings Ltd.                  789,323
   244,000 Singapore
           Telecommunications Ltd.                        503,969
   266,112 United Overseas Bank                         2,348,752
                                                 ----------------
Total Singapore                                         3,642,044
                                                 ----------------

SOUTH KOREA - 0.6% (a)
COMMON STOCKS
    53,991 Korea Equity Fund (USD)                        917,847
    25,000 Korea Telecom                                1,868,750
    14,389 Pohang Iron & Steel
           ADR (USD)                                      503,615
                                                 ----------------
Total South Korea                                       3,290,212
                                                 ----------------

SPAIN - 3.0% (a)
COMMON STOCKS
    44,990 Banco Bilboa Vizcaya SA                        640,834
     6,820 Banco Popular Espanol SA                       444,841
   239,322 Banco Santander
           Central Hispano                              2,709,750
    40,178 Corporacion Bancaria de
           Espana SA                                      944,242
    66,404 Endesa SA                                    1,318,442
    33,828 Gas Natural SDG SA                             779,332
   106,590 Iberdrola                                    1,477,458
    62,840 Repsol SA                                    1,457,209
   266,611 Telefonica SA                                6,660,548
                                                 ----------------
Total Spain                                            16,432,656
                                                 ----------------

SWEDEN - 3.0% (a)
COMMON STOCKS
    24,720 Atlas Copco AB 'B'                             703,049
   125,185 Electrolux AB 'B'                            3,148,383
     7,770 Esselte 'B'                                     58,898
   172,410 Hennes & Mauritz AB                          5,774,692
   325,121 Nordbanken Holding AB                        1,910,454
    35,380 Sandvik AB 'B'                               1,126,805
    88,608 Securitas AB                                 1,603,670
    35,270 Telefonaktiebolaget LM
           Ericsson (Ericsson AB)                       2,267,328
                                                 ----------------
Total Sweden                                           16,593,279
                                                 ----------------

SWITZERLAND - 4.9% (a)
COMMON STOCKS
    21,397 ABB AG                                       2,617,010
    11,508 ABB Ltd.                                     1,402,491
     8,677 Adecco SA                                    6,757,194
    10,720 Credit Suisse Group                          2,130,804
     3,225 Nestle SA                                    5,908,010
       364 Roche Holdings AG                            4,320,543
     1,542 Swisscom AG                                    623,656
    11,198 UBS AG                                       3,024,016
                                                 ----------------
Total Switzerland                                      26,783,724
                                                 ----------------

TAIWAN - 0.2% (a)
COMMON STOCKS
    47,937 Hon Hai Precision Industry Co.
           Ltd. GDR (USD)                                 926,383 (b)
                                                 ----------------

UNITED KINGDOM - 15.4% (a)
COMMON STOCKS
   128,000 Abbey National                               2,052,077
    94,179 AstraZeneca Group plc                        3,912,715
   118,012 BG Group plc                                   762,023
   237,000 BP Amoco plc (USD)                           2,392,357
   367,100 Cable & Wireless                             6,297,412
   380,650 Cadbury Schweppes                            2,293,443
   320,800 Caradon plc                                    803,192
   112,800 Centrica                                       327,515
   358,000 Compass Group plc                            4,915,358
   151,000 David S. Smith                                 482,942
   103,000 Electrocomponents                            1,139,675
    38,000 GKN plc                                        622,407
   199,500 Glaxo Wellcome                               5,652,307
    21,500 Hays                                           343,122
   142,000 HSBC Holdings plc                            1,991,124
    58,000 John Laing 'A'                                 262,793
   506,000 Kingfisher                                   5,615,139
   150,600 Marconi plc                                  2,656,445
   445,000 National Westminster Bank                    9,560,154
    50,230 Rank Group plc                                 162,273
   564,000 Reed International plc                       4,236,286
   140,000 RTZ                                          3,360,470
   126,000 Safeway plc                                    437,076
   992,000 Shell Transport & Trading Co.                8,244,233
   469,500 SmithKline Beecham plc                       5,953,310
   502,800 Tesco                                        1,526,885
   405,008 Tomkins                                      1,321,503
   421,642 Unilever                                     3,098,907
   120,300 United News & Media                          1,516,672
   532,000 Vodafone AirTouch plc                        2,651,836
                                                 ----------------
Total United Kingdom                                   84,591,651
                                                 ----------------


  Principal
   Amount
--------------
SHORT-TERM
SECURITIES - 4.9% (a)
Commercial Paper - 4.6%
$7,500,000 Associates Corp. of
           North America, 4.0%
           Due 1/3/2000                                 7,498,333
 6,600,000 IBM Credit Corp., 4.5%
           Due 1/4/2000                                 6,597,525
 8,500,000 Merck & Co. Inc., 4.0%
           Due 1/6/2000                                 8,495,278
 2,700,000 New Center Asset Trust, 4.9%
           Due 1/3/2000                                 2,699,265
                                                 ----------------
                                                       25,290,401
                                                 ----------------

U.S. Government Agency - 0.3%
 1,600,000 Federal National Mortgage
           Association Discount Notes,
           4.0% Due 1/5/2000                            1,599,289
                                                 ----------------
Total Short-Term Securities
(at amortized cost)                                    26,889,690
                                                 ----------------
Total Investments
(cost $376,422,597)                                  $549,594,070 (d)
                                                 ================

Notes to Portfolio of Investments:
---------------------------------
(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:



                                                                                 % of
                              Cost                     Value                  Portfolio
                        ----------------         ----------------           ------------
Common Stocks
& Warrants              $    348,512,952         $    521,420,000                 94.9%
Preferred Stocks               1,019,955                1,284,380                  0.2%
Short-Term                    26,889,690               26,889,690                  4.9%
                        ----------------         ----------------         ------------
Total Investments       $    376,422,597         $    549,594,070                100.0%
                        ================         ================         ============

(d) At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $378,439,784 and the net unrealized appreciation of investments based on that cost was $171,154,285 which is comprised of $186,322,880 aggregate gross unrealized appreciation and $15,168,595 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:

(ADR) - American Depository Receipts
(ADS) - American Depository Shares
(GDR) - Global Depository Receipts
(USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
Growth Portfolio
Portfolio of Investments
December 31, 1999

   Shares                                              Value
--------------                                   ----------------
COMMON STOCKS - 95.4% (a)
Aerospace & Defense - 0.3%
   300,000 Boeing Co.                            $     12,468,723
                                                 ----------------

Airlines - 0.2%
   170,000 Alaska Air Group, Inc.                       5,971,250 (b)
   113,400 Continental Airlines
           Holding, Inc., Class B                       5,032,125 (b)
                                                 ----------------
                                                       11,003,375
                                                 ----------------

Automotive - 0.7%
   275,000 Ford Motor Co.                              14,695,313
   180,000 General Motors Corp.                        13,083,750
   400,000 Tower Automotive, Inc.                       6,175,000 (b)
                                                 ----------------
                                                       33,954,063
                                                 ----------------

Banks - 2.9%
   233,100 AmSouth Bancorporation                       4,501,744
   140,100 Astoria Financial Corp.                      4,264,294
   250,000 Bank of America Corp.                       12,546,875
   550,000 Bank of New York Co., Inc.                  22,000,000
   125,000 Bank United Corp., Class A                   3,406,250
   320,000 Chase Manhattan Corp.                       24,860,000
   262,000 Compass Bancshares, Inc.                     5,845,875
   436,891 FleetBoston Financial Corp.                 15,209,268
    69,700 Hibernia Corp., Class A                        740,563
   404,800 Mellon Financial Corp.                      13,788,500
    78,343 Provident Bankshares Corp.                   1,356,313
   150,900 State Street Corp.                          11,025,131
   375,000 U.S. Bancorporation                          8,929,688
   370,000 Wells Fargo & Co.                           14,961,875
                                                 ----------------
                                                      143,436,376
                                                 ----------------

Biotechnology - 1.7%
   475,000 Amgen, Inc.                                 28,529,688
   130,000 Biogen, Inc.                                10,985,000 (b)
   195,000 Cephalon, Inc.                               6,739,688 (b)
    90,300 Genzyme Corp.                                4,063,500 (b)
    85,300 Gilead Sciences, Inc.                        4,616,863 (b)
    39,600 IDEC Pharmaceuticals Corp.                   3,890,700 (b)
   151,700 MedImmune, Inc.                             25,163,238 (b)
                                                 ----------------
                                                       83,988,677
                                                 ----------------

Broadcasting - 5.2%
   166,400 Adelphia Communications
           Corp., Class A                              10,920,000 (b)
   328,500 AMFM, Inc.                                  25,705,125 (b)
   824,108 AT&T Corp./Liberty Media
           Group, Class A                              46,768,129 (b)
   203,300 Cablevision Systems Corp.,
           Class A                                     15,349,150 (b)
   276,700 CBS Corp.                                   17,691,506 (b)
   170,000 Charter Communications, Inc.,
           Class A                                      3,718,750 (b)
   450,000 Clear Channel
           Communications, Inc.                        40,162,500 (b)
   160,000 Comcast Corp., Class A                       8,090,000
   275,000 Cox Communications, Inc.,
           Class A                                     14,162,500 (b)
   104,500 Echostar Communications
           Corp., Class A                              10,188,750
   556,250 Infinity Broadcasting Corp.,
           Class A                                     20,129,297 (b)
   140,100 Insight Communications, Inc.,
           Class A                                      4,150,463 (b)
   225,000 MediaOne Group, Inc.                        17,282,813 (b)
   198,500 TV Azteca, S.A. de C.V., ADR                 1,786,500
   350,000 USA Networks, Inc.                          19,337,500 (b)
                                                 ----------------
                                                      255,442,983
                                                 ----------------

Chemicals - 0.5%
   170,000 E.I. du Pont de
           Nemours and Co.                             11,198,750
    69,900 Hercules, Inc.                               1,948,463
   341,400 Lyondell Petrochemical Co.                   4,352,850
   260,000 Monsanto Co.                                 9,262,500
                                                 ----------------
                                                       26,762,563
                                                 ----------------

Communications
Equipment - 7.2%
   375,000 ADC Telecommunications, Inc.                27,210,938 (b)
   266,600 CIENA Corp.                                 15,329,500 (b)
   140,000 Com21, Inc.                                  3,141,250 (b)
   124,000 Comverse Technology, Inc.                   17,949,000 (b)
   236,900 Digital Microwave Corp.                      5,552,344 (b)
   190,000 General Instrument Corp.                    16,150,000 (b)
   200,000 General Motors Corp., Class H               19,200,000 (b)
   720,000 Lucent Technologies, Inc.                   53,865,000
   420,000 Motorola, Inc.                              61,845,000
   325,000 Nokia Corp., ADR                            61,750,000
   220,000 Nortel Networks Corp.                       22,220,000
   180,000 Scientific-Atlanta, Inc.                    10,012,500
   232,700 Tekelec                                      5,235,750 (b)
   562,300 Tellabs, Inc.                               36,092,631 (b)
                                                 ----------------
                                                      355,553,913
                                                 ----------------

Computers - Hardware - 3.7%
   443,600 Compaq Computer Corp.                       12,004,925
   453,300 Dell Computer Corp.                         23,118,300 (b)
   155,000 Gateway, Inc.                               11,169,688 (b)
   210,000 Hewlett Packard Co.                         23,926,875
   384,800 International Business
           Machines Corp.                              41,558,400
   906,800 Sun Microsystems, Inc.                      70,220,325
                                                 ----------------
                                                      181,998,513
                                                 ----------------

Computers - Networking - 3.6%
   446,600 Cabletron Systems, Inc.                     11,611,600 (b)
 1,430,000 Cisco Systems, Inc.                        153,188,750 (b)
    60,000 Finisar Corp.                                5,392,500 (b)
    40,900 JNI Corp.                                    2,699,400 (b)
   148,050 Xpedior, Inc.                                4,256,438 (b)
                                                 ----------------
                                                      177,148,688
                                                 ----------------

Computers - Peripherals - 1.6%
   570,000 EMC Corp.                                   62,272,500 (b)
   180,000 Lexmark International
           Group, Inc., Class A                        16,290,000 (b)
                                                 ----------------
                                                       78,562,500
                                                 ----------------

Computers - Software &
Services - 13.6%
    97,200 24/7 Media, Inc.                             5,467,500 (b)
   175,000 Adobe Systems, Inc.                         11,768,750
   800,000 America Online, Inc.                        60,350,000
   143,900 AppliedTheory Corp.                          3,993,225 (b)
   166,600 At Home Corp., Series A                      7,142,975 (b)
   420,100 Baan Co. N.V.                                5,933,913 (b)
   235,000 BMC Software, Inc.                          18,785,313 (b)
   225,000 Citrix Systems, Inc.                        27,675,000 (b)
    82,500 Clarent Corp.                                6,414,375 (b)
   250,000 Computer Associates
           International, Inc.                         17,484,375
   416,700 Compuware Corp.                             15,522,075 (b)
    26,300 Electronic Arts, Inc.                        2,209,200 (b)
   163,200 Equant N.V. (USD)                           18,278,400 (b)
   200,000 Harbinger Corp.                              6,362,500 (b)
   945,700 Informix Corp.                              10,816,444 (b)
    44,800 InterWorld Corp.                             3,824,800 (b)
   345,000 Intuit, Inc.                                20,678,438 (b)
    60,000 ISS Group, Inc.                              4,267,500 (b)
    75,000 IVillage, Inc.                               1,518,750 (b)
   114,000 Jacada, Ltd.                                 3,177,750 (b)
   145,100 Legato Systems, Inc.                         9,984,694 (b)
   210,000 Level 3 Communications, Inc.                17,193,750 (b)
   240,000 Lycos, Inc.                                 19,095,000 (b)
   160,000 Macromedia, Inc.                            11,700,000 (b)
    35,600 McAfee.com Corp., Class A                    1,602,000 (b)
 1,375,000 Microsoft Corp.                            160,531,250 (b)
    66,800 NBC Internet, Inc., Class A                  5,160,300 (b)
   580,000 Network Associates, Inc.                    15,478,750 (b)
   570,000 Oracle Corp.                                63,875,625 (b)
   104,500 Parametric Technology Corp.                  2,828,031 (b)
   300,000 PeopleSoft, Inc.                             6,393,750 (b)
   111,900 Peregrine Systems, Inc.                      9,420,581 (b)
   380,000 Rational Software Corp.                     18,667,500 (b)
    40,100 RealNetworks, Inc.                           4,824,531 (b)
   140,000 SAP Aktiengesellschaft, ADR                  7,288,750
   200,000 Symantec Corp.                              11,725,000 (b)
    59,400 TenFold Corp.                                2,372,288 (b)
   284,200 Unisys Corp.                                 9,076,638 (b)
   380,600 US Web Corp.                                16,912,913 (b)
    75,500 Viant Corp.                                  7,474,500 (b)
    28,000 Yahoo!, Inc.                                12,115,250 (b)
                                                 ----------------
                                                      665,392,384
                                                 ----------------

Consumer Finance - 0.8%
   720,000 MBNA Corp.                                  19,620,000
   213,500 Providian Financial Corp.                   19,441,844
                                                 ----------------
                                                       39,061,844
                                                 ----------------

Containers & Packaging -
Paper - 0.2%
   156,700 Temple Inland, Inc.                         10,332,406
                                                 ----------------

Electrical Equipment - 3.0%
   580,800 Flextronics International, Ltd.             26,716,800
   476,400 General Electric Co.                        73,722,900
    98,700 Koninklijke (Royal) Philips
           Electronics N.V., ADR                       13,324,500
   245,000 Sanmina Corp.                               24,469,375 (b)
   133,100 SPX Corp.                                   10,756,144 (b)
                                                 ----------------
                                                      148,989,719
                                                 ----------------

Electronics - 6.2%
    92,500 Agilent Technologies, Inc.                   7,151,406 (b)
   340,000 Altera Corp.                                16,851,250 (b)
   225,000 Analog Devices, Inc.                        20,925,000 (b)
   279,900 Arrow Electronics, Inc.                      7,102,463 (b)
    85,300 Conexant Systems, Inc.                       5,661,788
    72,000 E-TEK Dynamics, Inc.                         9,693,000 (b)
   114,900 Galileo Technology, Ltd.                     2,771,963 (b)
   825,100 Intel Corp.                                 67,916,044
   280,000 JDS Uniphase Corp.                          45,167,500
   220,000 Lattice Semiconductor Corp.                 10,367,500 (b)
   275,000 Linear Technology Corp.                     19,679,688
   130,000 Microchip Technology, Inc.                   8,896,875 (b)
   386,700 National Semiconductor Corp.                16,555,594 (b)
    85,000 PMC-Sierra, Inc.                            13,626,563 (b)
   335,000 Texas Instruments, Inc.                     32,453,125
   380,000 Xilinx, Inc.                                17,278,125
                                                 ----------------
                                                      302,097,884
                                                 ----------------

Entertainment - 1.2%
   296,600 Disney (Walt) Co.                            8,675,550
   303,300 Fox Entertainment Group, Inc.,
           Class A                                      7,563,544 (b)
   350,000 Time Warner, Inc.                           25,353,125
   260,800 Viacom, Inc., Class B                       15,762,100 (b)
                                                 ----------------
                                                       57,354,319
                                                 ----------------

Equipment -
Semiconductors - 1.6%
   223,300 Applied Materials, Inc.                     28,289,319 (b)
   200,000 KLA Instruments Corp.                       22,275,000 (b)
   190,000 LAM Research Corp.                          21,196,875 (b)
    93,300 Silicon Valley Group, Inc.                   1,656,075 (b)
   389,700 SpeedFam-IPEC, Inc.                          5,041,744 (b)
                                                 ----------------
                                                       78,459,013
                                                 ----------------

Financial - Diversified - 3.9%
   400,000 Ace, Ltd.                                    6,675,000
   225,000 American Express Co.                        37,406,250
   340,000 Associates First Capital Corp.,
           Class A                                      9,328,750
 1,140,900 Citigroup, Inc.                             63,391,256
   470,000 Federal Home Loan
           Mortgage Corp.                              22,119,375
   350,000 Federal National
           Mortgage Association                        21,853,125
   157,000 Glimcher Realty Trust                        2,021,375
   200,000 Morgan Stanley
           Dean Witter & Co.                           28,550,000
                                                 ----------------
                                                      191,345,131
                                                 ----------------

Food & Beverage - 0.8%
   245,700 Coca-Cola Co.                               14,312,025
   429,000 International Home Foods, Inc.               7,453,875 (b)
   163,400 Nabisco Holdings, Inc., Class A              5,167,525
   299,900 PepsiCo, Inc.                               10,571,475
                                                 ----------------
                                                       37,504,900
                                                 ----------------

Freight & Shipping - 0.3%
   129,600 Kansas City Southern
           Industries, Inc.                             9,671,400
    89,400 United Parcel Service, Inc.,
           Class B                                      6,168,600
                                                 ----------------
                                                       15,840,000
                                                 ----------------

Hardware & Tools - 0.3%
   301,700 Black & Decker Corp.                        15,763,825
                                                 ----------------

Health Care -
Diversified - 2.2%
   400,000 American Home Products Corp.                15,775,000
   520,000 Bristol-Myers Squibb Co.                    33,377,500
   257,700 Johnson & Johnson                           23,998,313
   440,000 Warner-Lambert Co.                          36,052,500
                                                 ----------------
                                                      109,203,313
                                                 ----------------

Health Care - Drugs &
Pharmaceuticals - 2.6%
   159,800 Eli Lilly & Co.                             10,626,700
   197,300 Forest Laboratories, Inc.                   12,121,619 (b)
   430,000 Merck & Co., Inc.                           28,836,875
    62,500 Miravant Medical Technologies                  582,031 (b)
   880,000 Pfizer, Inc.                                28,545,000
   200,000 Pharmacia & Upjohn, Inc.                     9,000,000
   285,000 Schering-Plough Corp.                       12,023,438
   270,000 Teva Pharmaceutical
           Industries, Ltd., ADR                       19,355,625
   200,000 Watson Pharmaceuticals, Inc.                 7,162,500 (b)
                                                 ----------------
                                                      128,253,788
                                                 ----------------

Health Care - Medical
Products & Supplies - 1.3%
   100,000 Bard (C.R.), Inc.                            5,300,000
    98,800 Baxter International, Inc.                   6,205,875
   248,200 Becton, Dickinson & Co.                      6,639,350
   200,000 Guidant Corp.                                9,400,000 (b)
   600,000 Medtronic, Inc.                             21,862,500
   158,100 SciQuest.com, Inc.                          12,568,950 (b)
    75,000 VISX, Inc.                                   3,881,250 (b)
                                                 ----------------
                                                       65,857,925
                                                 ----------------

Health Care
Management - 0.4%
   561,000 Oxford Health Plans, Inc.                    7,117,688 (b)
   431,600 Tenet Healthcare Corporation                10,142,600 (b)
                                                 ----------------
                                                       17,260,288
                                                 ----------------

Health Care Services - 0.1%
   755,600 Total Renal Care Holdings, Inc.              5,053,075 (b)
                                                 ----------------

Homebuilding - 0.1%
   250,000 Pulte Corp.                                  5,625,000
                                                 ----------------

Housewares &
Household Products - 1.3%
   270,000 Colgate Palmolive Co.                       17,550,000
   330,700 Dial Corp.                                   8,040,144
   186,500 Fort James Corp.                             5,105,438
   125,000 Kimberly-Clark Corp.                         8,156,250
   240,700 Procter & Gamble Co.                        26,371,694
                                                 ----------------
                                                       65,223,526
                                                 ----------------

Insurance - 1.7%
   140,000 American General Corp.                      10,622,500
   500,000 American International
           Group, Inc.                                 54,062,500
   105,000 Marsh & McLennan Cos., Inc.                 10,047,188
   199,900 The Hartford Financial
           Services Group, Inc.                         9,470,263
                                                 ----------------
                                                       84,202,451
                                                 ----------------

Investment Banking &
Brokerage - 1.2%
   225,000 Donaldson, Lufkin &
           Jenrette, Inc.                              10,884,375
   325,000 Knight/Trimark Group, Inc.,
           Class A                                     14,950,000 (b)
   218,700 Lehman Brothers Holdings, Inc.              18,521,156
   200,000 Merrill Lynch & Co., Inc.                   16,700,000
                                                 ----------------
                                                       61,055,531
                                                 ----------------

Investment Management - 0.4%
   120,000 Standard & Poor's Depositary
           Receipts Trust                              17,625,000
                                                 ----------------

Leisure Products - 0.3%
   411,500 Mattel, Inc.                                 5,400,938
   307,000 Premier Parks, Inc.                          8,864,625 (b)
                                                 ----------------
                                                       14,265,563
                                                 ----------------

Lodging & Hotels - 0.3%
   350,000 Carnival Corp., Inc.                        16,734,375
                                                 ----------------

Machinery - Diversified - 0.4%
   395,000 AGCO Corp.                                   5,307,813
   351,200 Dover Corp.                                 15,935,700
                                                 ----------------
                                                       21,243,513
                                                 ----------------

Manufacturing - 1.8%
   411,250 Honeywell International, Inc.               23,723,984
   181,400 Jabil Circuit, Inc.                         13,242,200 (b)
 1,270,000 Tyco International, Ltd.                    49,371,250
                                                 ----------------
                                                       86,337,434
                                                 ----------------

Metals Mining - 0.1%
   120,000 Freeport McMoRan
           Copper & Gold, Class B                       2,535,000 (b)
                                                 ----------------

Oil & Gas - 3.3%
   370,000 Burlington Resources, Inc.                  12,233,125
   325,000 ENSCO International, Inc.                    7,434,375
   320,000 Exxon Mobil Corp.                           25,780,000
   480,000 Halliburton Co.                             19,320,000
   141,300 Marine Drilling Companies, Inc.              3,170,419 (b)
   215,400 Nabors Industries, Inc.                      6,663,938 (b)
   195,000 Royal Dutch Petroleum Co.                   11,785,313
   250,000 Schlumberger, Ltd.                          14,062,500
   218,700 Smith International, Inc.                   10,866,656 (b)
   175,000 Texaco, Inc.                                 9,504,688
   198,400 Transocean Sedco Forex, Inc.                 6,683,600
   427,700 Unocal Corp.                                14,354,681
   350,000 USX-Marathon Group                           8,640,625
   275,000 Weatherford International, Inc.             10,982,813 (b)
                                                 ----------------
                                                      161,482,733
                                                 ----------------

Paper & Forest Products - 0.1%
   115,000 Willamette Industries, Inc.                  5,340,313
                                                 ----------------

Publishing - 0.4%
    20,500 Dow Jones & Co., Inc.                        1,394,000
   108,600 Gannett Co., Inc.                            8,857,688
   256,600 Reader's Digest Association,
           Inc., Class A                                7,505,550
   150,300 Ziff-Davis, Inc.                             2,376,619 (b)
                                                 ----------------
                                                       20,133,857
                                                 ----------------

Restaurants - 0.4%
   443,900 Buffets, Inc.                                4,439,000 (b)
   340,000 McDonald's Corp.                            13,706,250
                                                 ----------------
                                                       18,145,250
                                                 ----------------

Retail - 6.5%
   105,000 Abercrombie & Fitch Co.,
           Class A                                      2,802,188 (b)
   288,400 Best Buy Co., Inc.                          14,474,075 (b)
   228,000 Circuit City Stores, Inc.                   10,274,250
   246,600 Costco Wholesale Corp.                      22,502,250 (b)
   285,000 Dayton Hudson Corp.                         20,929,688
    70,000 Electronics Boutique
           Holdings Corp.                               1,260,000 (b)
   170,700 Family Dollar Stores, Inc.                   2,784,544
   104,800 Fatbrain.com, Inc.                           2,626,550 (b)
   300,000 Federated Department Stores                 15,168,750 (b)
   300,000 Gap, Inc.                                   13,800,000
   975,000 Home Depot, Inc.                            66,848,438
   138,390 Intimate Brands, Inc., Class A               5,968,069
   563,300 Kmart Corp.                                  5,668,206 (b)
   150,000 Kohl's Corp.                                10,828,125 (b)
   191,000 Limited (The), Inc.                          8,272,688
   225,000 Lowe's Companies                            13,443,750
    22,300 MotherNature.com, Inc.                         163,069 (b)
   200,000 NIKE, Inc., Class B                          9,912,500
   800,000 PetsMart, Inc.                               4,600,000 (b)
   270,300 Ross Stores, Inc.                            4,848,506
   106,700 Staples, Inc.                                2,214,025 (b)
   100,000 Tandy Corp.                                  4,918,750
   126,400 Ticketmaster Online-City
           Search, Class B                              4,858,500 (b)
    55,300 TJX Companies, Inc.                          1,130,194
   830,000 Wal-Mart Stores, Inc.                       57,373,750
   130,200 Williams-Sonoma, Inc.                        5,989,200 (b)
   147,000 Zale Corp.                                   7,111,125 (b)
                                                 ----------------
                                                      320,771,190
                                                 ----------------

Retail - Food & Drug - 0.9%
   350,000 CVS Corp.                                   13,978,125
   163,800 Great Atlantic & Pacific Tea, Inc.           4,565,925
   600,000 Kroger Co.                                  11,325,000 (b)
   383,400 Safeway, Inc.                               13,634,663 (b)
                                                 ----------------
                                                       43,503,713
                                                 ----------------

Services - 0.1%
   273,900 Modis Professional
           Services, Inc.                               3,903,075 (b)
                                                 ----------------

Services - Cyclical - 2.9%
    84,900 Block (H & R), Inc.                          3,714,375
   646,000 Cendant Corp.                               17,159,375 (b)
    44,000 Charles River Associates, Inc.               1,474,000 (b)
    80,000 CMGI, Inc.                                  22,150,000 (b)
    97,524 DoubleClick, Inc.                           24,679,667 (b)
   134,300 Harris Interactive, Inc.                     1,754,294 (b)
   169,300 Interpublic Group of Cos., Inc.              9,766,494
   140,300 NCO Group, Inc.                              4,226,538 (b)
   130,700 NFO Worldwide, Inc.                          2,924,413 (b)
   323,400 Omnicom Group, Inc.                         32,340,000
    51,300 True North
           Communications, Inc.                         2,292,469
   265,200 Young & Rubicam, Inc.                       18,762,900
                                                 ----------------
                                                      141,244,525
                                                 ----------------

Services - Technology - 0.9%
   413,400 Concord EFS, Inc.                           10,645,050 (b)
   130,000 Electronic Data Systems Corp.                8,701,875
   250,000 First Data Corp.                            12,328,125
   285,000 Fiserv, Inc.                                10,919,063 (b)
                                                 ----------------
                                                       42,594,113
                                                 ----------------

Steel - 0.2%
   159,500 Nucor Corp.                                  8,742,594
                                                 ----------------

Telephone &
Telecommunications - 5.9%
   278,600 ALLTEL Corp.                                23,036,738
   540,000 AT&T Corp.                                  27,405,000
   325,000 Bell Atlantic Corp.                         20,007,813
   158,900 Cable & Wireless plc, ADR                    8,411,769
   220,000 Covad Communications
           Group, Inc.                                 12,306,250 (b)
    98,300 DeltaThree.com, Inc., Class A                2,531,225 (b)
   374,700 Intermedia Communications of
           Florida, Inc.                               14,543,044 (b)
 1,065,150 MCI Worldcom, Inc.                          56,519,522
   327,500 MobileMedia Corp., Class A                         655 (b)
   225,000 NEXTEL Communications, Inc.,
           Class A                                     23,203,125 (b)
   300,000 Primus Telecomm Group, Inc.                 11,475,000 (b)
   442,000 Qwest Communications
           International, Inc.                         19,006,000 (b)
   500,000 SBC Communications, Inc.                    24,375,000
   226,700 Sprint Corp. (FON Group)                    15,259,744
    36,300 Sprint Corp. (PCS Group)                     3,720,750 (b)
   145,000 Telecomunicacoes Brasileiras
           S.A., ADR                                   18,632,500
   165,000 Vodafone AirTouch plc, ADR                   8,167,500
                                                 ----------------
                                                      288,601,635
                                                 ----------------

Waste Management - 0.1%
   416,600 Republic Services, Inc.,
           Class A                                      5,988,625 (b)
                                                 ----------------
Total Common Stocks
(cost $3,426,850,231)                               4,683,389,204
                                                 ----------------

PREFERRED
STOCKS - 0.3% (a)
   116,700 MediaOne Group, Inc.,
           Convertible Preferred Stock
           (cost $7,503,000)                           12,603,600
                                                 ----------------

  Principal
   Amount
--------------
SHORT-TERM
SECURITIES - 4.3% (a)
Commercial Paper - 2.8%
$5,000,000 AES Hawaii, Inc., 6.55%
           Due 1/21/2000                                4,981,806
20,000,000 AT&T Corp., 5.96%
           Due 1/10/2000                               19,970,200
25,000,000 CIT Group Holdings, Inc., 4.5%
           Due 1/3/2000                                24,993,750
 5,000,000 Coca-Cola Co., 6.2%
           Due 1/6/2000                                 4,995,694
20,000,000 Corporate Asset Funding Co.,
           6.35% Due 1/14/2000                         19,954,139
20,000,000 Harvard University, 3.0%
           Due 1/3/2000                                19,996,667
12,900,000 Household Finance Corp., 4.0%
           Due 1/3/2000                                12,897,133
20,000,000 Sears Roebuck Acceptance Corp.,
           5.45%, Due 1/13/2000                        19,963,667
10,800,000 UBS Finance (Delaware), Inc.,
           5.0% Due 1/3/2000                           10,797,000
                                                 ----------------
                                                      138,550,056
                                                 ----------------
U.S. Government Agency - 1.5%
50,000,000 Federal Home Loan Mortgage
           Corp. Discount Notes, 1.5%
           Due 1/3/2000                                49,995,833
25,000,000 Federal Home Loan Mortgage
           Corp. Discount Notes, 4.7%
           Due 1/10/2000                             24,970,625
                                                 ----------------
                                                       74,966,458
                                                 ----------------
Total Short-Term Securities
(at amortized cost)                                   213,516,514
                                                 ----------------

Total Investments
(cost $3,647,869,745)                            $  4,909,509,318 (c)
                                                 ================

Notes to Portfolio of Investments:
---------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $3,669,183,668 and the net unrealized appreciation of investments based on that cost was $1,240,325,650 which is comprised of $1,374,871,582 aggregate gross unrealized appreciation and $134,545,932 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:

(ADS) - American Depository Shares
(ADR) - American Depository Receipts
(USD) - Denominated in U. S. Dollars

The accompanying notes are an integral part of the financial statements.




LB Series Fund, Inc
High Yield Portfolio
Portfolio of Investments
December 31, 1999

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

               CORPORATE BONDS - 79.1% (a)
               Aerospace & Defense - 0.2%
   $4,800,000  Condor Systems, Inc., Notes                                              11.875%   5/1/2009     $3,630,000
                                                                                                            -------------

               Airlines - 0.7%
    4,000,000  Northwest Airlines, Corp., Notes                                          8.375%  3/15/2004      3,755,300
    4,500,000  Northwest Airlines, Corp., Notes                                          7.625%  3/15/2005      4,072,500
    3,000,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3             10.375%   3/1/2013      2,927,691
                                                                                                            -------------
                                                                                                               10,755,491
                                                                                                            -------------

               Automotive - 0.6%
    3,000,000  Dura Operating Corp., Sr. Subordinated Notes, Series B                      9.0%   5/1/2009      2,842,500
    6,500,000  Venture Holdings Trust, Sr. Subordinated Notes                             12.0%   6/1/2009      5,915,000
                                                                                                            -------------
                                                                                                                8,757,500
                                                                                                            -------------

               Banks - 1.7%
    3,550,000  Chevy Chase Savings Bank, Subordinated Debentures                          9.25%  12/1/2005      3,390,250
    8,000,000  GS Escrow Corp., Sr. Notes                                                7.125%   8/1/2005      7,150,968
    4,800,000  Riggs Capital Trust II, Trust Preferred Securities, Series C              8.875%  3/15/2027      4,378,478
    9,800,000  Soverign Bancorp, Inc., Sr. Notes                                          10.5% 11/15/2006     10,045,000
                                                                                                            -------------
                                                                                                               24,964,696
                                                                                                            -------------

               Broadcasting & Media - 11.4%
    4,900,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes             13.0% 12/15/2009      4,930,625
    2,682,400  AMFM Operating, Inc., Payment-In-Kind Debentures                         12.625% 10/31/2006      3,057,936
    3,600,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                    Zero Coupon  11/1/2002         36,000 (c)
   24,594,230  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes            Zero Coupon  5/15/2003        368,913 (c)
   13,000,000  Avalon Cable Holdings, Sr. Discount Notes                            Zero Coupon  12/1/2008      8,547,500
    6,600,000  Bresnan Communications, Sr. Discount Notes, Series B                 Zero Coupon   2/1/2009      4,587,000
    2,000,000  Chancellor Media Corp., Sr. Notes                                           8.0%  11/1/2008      2,010,000
    3,600,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                  8.125% 12/15/2007      3,600,000
    2,100,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                   8.75%  6/15/2007      2,126,250
    2,600,000  Charter Communication Holdings, Sr. Notes                                  8.25%   4/1/2007      2,411,500
    3,600,000  Charter Communication Holdings, Sr. Notes                                 8.625%   4/1/2009      3,343,500
    2,100,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                     9.375%   8/1/2009      2,073,750
    6,000,000  Classic Communications, Inc., Sr. Disc. Notes                        Zero Coupon   8/1/2009      4,177,500
    3,600,000  Clear Channel Communications Corp., Convertible Sr. Notes                   1.5%  12/1/2002      3,699,000
    3,000,000  CSC Holdings, Inc., Sr. Notes                                             7.875% 12/15/2007      2,970,000
    6,500,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)           Zero Coupon 12/15/2005      6,175,000
    2,400,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)           Zero Coupon  2/15/2007      1,980,000
   12,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                     Zero Coupon   3/1/2008      4,740,000
    4,250,000  EchoStar Communications Corp., Convertible Notes                          4.875%   1/1/2007      5,232,813
    7,400,000  EchoStar DBS Corp., Sr. Notes                                             9.375%   2/1/2009      7,474,000
    9,200,000  Grupo Televisa S.A., Sr. Notes (USD)                                     11.875%  5/15/2006      9,867,000
    1,000,000  Insight Midwest, Sr. Notes                                                 9.75%  10/1/2009      1,037,500
    1,800,000  Jacor Communications, Inc., Convertible                              Zero Coupon   2/9/2018      1,210,500
    5,400,000  NTL Communications Corp., Sr. Notes, Series B                              11.5%  10/1/2008      5,886,000
    3,500,000  NTL, Inc., Convertible Subordinated Notes                                  5.75% 12/15/2009      3,780,000
    1,500,000  NTL, Inc., Convertible Subordinated Notes                                   7.0% 12/15/2008      3,967,500
    4,200,000  NTL, Inc., Sr. Notes, Series B                                       Zero Coupon   4/1/2008      2,919,000
    1,800,000  NTL, Inc., Sr. Notes, Series B                                             10.0%  2/15/2007      1,858,500
    6,000,000  Olympus Communications, LP, Sr. Notes                                    10.625% 11/15/2006      6,360,000
    4,200,000  OnePoint Communications Corp., Sr. Notes, Series B                         14.5%   6/1/2008      2,782,500
    4,200,000  ONO Finance plc, Notes (USD)                                               13.0%   5/1/2009      4,305,000
    2,750,000  Optel, Inc., Sr. Notes, Series B                                           11.5%   7/1/2008      1,966,250 (c)
    9,250,000  Optel, Inc., Sr. Notes, Series B                                           13.0%  2/15/2005      6,891,250 (c)
    4,800,000  RCN Corp., Sr. Notes                                                     10.125%  1/15/2010      4,800,000
    4,200,000  Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes              9.625%   8/1/2002      4,305,000
      886,310  Scott Cable Communications, Inc., Payment-In-Kind
               Jr. Subordinated Notes                                                     16.0%  7/18/2002        248,167
    5,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                      9.0%  7/15/2007      4,712,500
    6,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                   11.5%  5/15/2005      3,558,750 (c)
    4,200,000  Telewest Communications plc, Sr. Discount Notes (USD)                Zero Coupon  4/15/2009      2,667,000
    6,000,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B            Zero Coupon  5/15/2006      5,220,000
    9,000,000  United International Holdings, Inc., Sr. Notes, Series B             Zero Coupon  2/15/2008      5,805,000
    7,850,000  United Pan-Europe Comm. N.V., Sr. Disc. Notes (USD)                  Zero Coupon  11/1/2009      4,435,250
    7,850,000  Young Broadcasting, Inc., Sr. Subordinated Notes                          11.75% 11/15/2004      8,232,687
                                                                                                            -------------
                                                                                                              170,356,641
                                                                                                            -------------

               Building Materials - 0.7%
    6,000,000  CEMEX S.A. de C.V., Notes (USD)                                           12.75%  7/15/2006      6,750,000
    4,500,000  Formica Corp., Sr. Subordinated Notes, Series B                          10.875%   3/1/2009      4,162,500
                                                                                                            -------------
                                                                                                               10,912,500
                                                                                                            -------------

               Chemicals - 1.5%
    6,450,000  Huntsman Polymers Corp., Sr. Notes                                        11.75%  12/1/2004      6,772,500
    1,000,000  Lyondell Chemical Co., Secured Notes, Series A                            9.625%   5/1/2007      1,027,500
    5,500,000  Lyondell Chemical Co., Sr. Secured Notes, Series B                        9.875%   5/1/2007      5,637,500
    3,000,000  Sterling Chemicals, Inc., Sr. Secured Notes, Series B                    12.375%  7/15/2006      3,120,000
    6,000,000  ZSC Specialty Chemical plc, Sr. Notes (USD)                                11.0%   7/1/2009      6,255,000
                                                                                                            -------------
                                                                                                               22,812,500
                                                                                                            -------------

               Consumer Products - 0.6%
    7,500,000  AMM Holdings, Inc., Sr. Discount Notes                               Zero Coupon   7/1/2009        787,500
      800,000  Holmes Products Corp., Sr. Subordinated Notes, Series B                   9.875% 11/15/2007        588,000
    4,200,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                   9.875% 11/15/2007      3,087,000
    3,000,000  Moll Industries, Inc., Sr. Subordinated Notes                              10.5%   7/1/2008      1,215,000
    4,300,000  Winsloew Furniture, Inc., Sr. Subordinated Notes                          12.75%  8/15/2007      3,891,500
                                                                                                            -------------
                                                                                                                9,569,000
                                                                                                            -------------

               Environmental - 0.9%
    1,800,000  Allied Waste, North America, Sr. Notes, Series B                          7.625%   1/1/2006      1,633,500
    2,700,000  IT Group, Inc., Sr. Subordinated Notes, Series B                          11.25%   4/1/2009      2,632,500
    5,500,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                            13.5% 11/15/2005      5,857,500
    4,300,000  WMX Technologies, Inc., Cvt Subordinated Notes                              2.0%  1/24/2005      3,579,750
                                                                                                            -------------
                                                                                                               13,703,250
                                                                                                            -------------

               Finance - Consumer - 1.0%
    8,400,000  Altiva Financial Corp., Subordinated Notes                                 12.5%  12/1/2001      2,562,000 (c)
    6,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                        10.875%  1/15/2006      6,030,000
    3,896,000  HomeSide, Inc., Sr. Notes, Series B                                       11.25%  5/15/2003      4,309,950
    3,000,000  United Companies Financial Corp., Sr. Notes                                9.35%  11/1/1999      1,035,000 (c)
   10,060,000  United Companies Financial Corp., Subordinated Notes                      8.375%   7/1/2005        301,800 (c)
                                                                                                            -------------
                                                                                                               14,238,750
                                                                                                            -------------

               Finance - Other - 0.7%
    4,200,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C              11.05%   9/9/2010      3,549,000
    7,500,000  Williams Scotsman, Inc., Sr. Notes                                        9.875%   6/1/2007      7,237,500
                                                                                                            -------------
                                                                                                               10,786,500
                                                                                                            -------------

               Food & Beverage - 2.2%
    6,400,000  Ameriserve Food Distribution, Inc., Sr. Notes                             8.875% 10/15/2006      3,552,000 (c)
    4,800,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B                10.625%  7/31/2007      4,356,000
    8,700,000  Grupo Azucarero Mexico S.A. de C, Sr. Notes (USD)                          11.5%  1/15/2005      3,610,500
    7,300,000  Imperial Holly Corp., Sr. Subordinated Notes                               8.75% 12/15/2007      5,365,500
    3,000,000  Packaged Ice, Inc., Sr. Notes, Series B                                    9.75%   2/1/2005      2,760,000
    6,000,000  Smithfield Foods, Inc., Sr. Subordinated Notes                            7.625%  2/15/2008      5,430,000
    3,000,000  Southern Foods Group, LP, Sr. Subordinated Notes                          9.875%   9/1/2007      3,037,500
    5,000,000  Sun World International, First Mortgage Notes, Series B                   11.25%  4/15/2004      5,125,000
                                                                                                            -------------
                                                                                                               33,236,500
                                                                                                            -------------

               Health Care - Medical Products & Supplies - 1.1%
    6,000,000  Dade International, Inc., Sr. Subordinated Notes, Series B               11.125%   5/1/2006      5,880,000
    6,000,000  D.J. Orthopedics, LLC, Sr. Subordinated Notes                            12.625%  6/15/2009      5,910,000
    5,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes               9.0%   2/1/2008      4,818,750
                                                                                                            -------------
                                                                                                               16,608,750
                                                                                                            -------------

               Health Care Management - 1.8%
    7,000,000  Concentra Operating Corp., Sr. Subordinated Notes, Series A                13.0%  8/15/2009      6,405,000
    8,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                11.25%   7/1/2010      7,856,080
    5,100,000  Healthsouth Rehab Corp., Sr. Subordinated Notes                             9.5%   4/1/2001      5,080,875
    2,650,000  Integrated Health Services, Inc., Convertible
               Sr. Subordinated Debentures                                                5.75%   1/1/2001         29,813 (c)
    3,750,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A         9.25%  1/15/2008        300,000 (c)
    3,000,000  Tenet Healthcare Corp., Sr. Notes, Series B                               7.625%   6/1/2008      2,767,500
    4,800,000  Triad Hospital Holdings, Inc., Sr. Subordinated Notes, Series B            11.0%  5/15/2009      4,992,000
                                                                                                            -------------
                                                                                                               27,431,268
                                                                                                            -------------

               Health Care Services - 1.5%
    4,200,000  Dynacare, Inc., Sr. Notes                                                 10.75%  1/15/2006      4,095,000
    7,000,000  MedPartners, Inc., Sr. Notes                                              7.375%  10/1/2006      5,845,000
    4,200,000  MedPartners, Inc., Sr. Subordinated Notes                                 6.875%   9/1/2000      4,053,000
    2,000,000  PhyMatrix Corp., Convertible Subordinated Debentures                       6.75%  6/15/2003        540,000
    1,800,000  Team Health, Inc., Sr. Subordinated Notes                                  12.0%  3/15/2009      1,782,000
    4,000,000  Total Renal Care Holdings, Inc., Convertible Subordinated Notes             7.0%  5/15/2009      2,520,000
    3,000,000  Unilab Finance Corp., Sr. Subordinated Notes                              12.75%  10/1/2009      3,120,000
                                                                                                            -------------
                                                                                                               21,955,000
                                                                                                            -------------

               Homebuilding - 1.1%
    6,400,000  Fortress (The) Group, Inc., Sr. Notes                                     13.75%  5/15/2003      3,872,000
    6,000,000  M.D.C. Holdings, Inc., Sr. Notes                                          8.375%   2/1/2008      5,550,000
    8,400,000  Peters (J.M.) Co., Inc., Sr. Notes                                        12.75%   5/1/2002      7,014,000
                                                                                                            -------------
                                                                                                               16,436,000
                                                                                                            -------------
               Insurance - 0.8%
    9,000,000  SIG Capital Trust I, Bond                                                   9.5%  8/15/2027      2,250,000
    4,500,000  Veritas Capital Trust, Trust Preferred Securities                          10.0%   1/1/2028      3,375,000
    3,570,000  Veritas Holdings GMBH, Sr. Notes                                          9.625% 12/15/2003      3,480,750
    4,000,000  Willis Corroon Corp., Sr. Subordinated Notes                                9.0%   2/1/2009      3,350,000
                                                                                                            -------------
                                                                                                               12,455,750
                                                                                                            -------------

               Leisure & Entertainment - 0.8%
    4,471,000  AMF Bowling Worldwide, Inc., Sr. Subordinated
               Discount Notes, Series B                                             Zero Coupon  3/15/2006      1,503,374
    1,000,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Notes, Series B            10.875%  3/15/2006        426,250
    8,000,000  Premier Cruise, Ltd., Sr. Notes                                           11.00%  3/15/2008      1,920,000 (c)
    6,000,000  Production Resource Group, LLC, Sr. Subordinated Notes                     11.5%  1/15/2008      5,370,000
    3,000,000  SFX Entertainment, Inc., Sr. Subordinated Notes                           9.125%  12/1/2008      2,865,000
                                                                                                            -------------
                                                                                                               12,084,624
                                                                                                            -------------

               Lodging & Hotels - 0.5%
    5,300,000  CapStar Hotel Company, Convertible Subordinated Notes
               (Meristar Hospitality Corp.)                                               4.75% 10/15/2004      4,140,625
    5,100,000  Silverleaf Resorts, Inc., Sr. Subordinated Notes                           10.5%   4/1/2008      3,468,000
                                                                                                            -------------
                                                                                                                7,608,625
                                                                                                            -------------

               Machinery & Equipment - 3.0%
    6,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B         Zero Coupon   8/1/2009      2,670,000
    4,200,000  Blount, Inc., Sr. Subordinated Notes                                       13.0%   8/1/2009      4,452,000
    6,900,000  Budget Group, Inc., Sr. Notes                                             9.125%   4/1/2006      6,451,500
    3,000,000  Eagle-Picher, Inc., Sr. Subordinated Notes                                9.375%   3/1/2008      2,625,000
    6,250,000  Motor Coach Industries International, Inc.,
               Sr. Subordinated Notes                                                    11.25%   5/1/2009      6,429,688
    7,200,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                  9.0%   6/1/2002      7,254,000
    3,000,000  Navistar International Corp., Sr. Notes, Series B                           7.0%   2/1/2003      2,887,500
    2,400,000  Navistar International Corp., Sr. Subordinated Notes, Series B              8.0%   2/1/2008      2,292,000
    4,000,000  Pentacon, Inc., Sr. Subordinated Notes, Series B                          12.25%   4/1/2009      3,620,000
    6,000,000  United Rentals, Inc., Sr. Subordinated Notes, Series B                     9.25%  1/15/2009      5,790,000
                                                                                                            -------------
                                                                                                               44,471,688
                                                                                                            -------------

               Metals & Mining - 1.3%
    2,400,000  Altos Hornos de Mexico, Bonds, Series B (USD)                            11.875%  4/30/2004        990,000 (c)
    6,000,000  Echo Bay Mines, Bonds                                                Zero Coupon   4/1/2027      3,630,000
    4,900,000  LTV Corp., Sr. Notes                                                      11.75% 11/15/2009      5,120,500
    4,000,000  Republic Technologies/RTI Capital, Unit Security                          13.75%  7/15/2009      2,660,000
    6,000,000  UCAR Global Enterprises, Inc., Sr. Subordinated Notes, Series B            12.0%  1/15/2005      6,270,000
                                                                                                            -------------
                                                                                                               18,670,500
                                                                                                            -------------

               Oil & Gas - 1.2%
    9,000,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                    9.875%  6/15/2007      5,175,000
    3,600,000  Conproca S.A. de C.V., Sr. Secured Bonds (USD)                             12.0%  6/16/2010      3,627,000
    9,000,000  National Energy Group, Inc., Sr. Notes, Series D                          10.75%  11/1/2006      4,725,000 (c)
    4,500,000  RAM Energy, Inc., Sr. Notes                                                11.5%  2/15/2008      2,092,500
    2,000,000  RBF Finance Co., Sr. Notes                                               11.375%  3/15/2009      2,150,000
                                                                                                            -------------
                                                                                                               17,769,500
                                                                                                            -------------

               Packaging & Containers - 1.9%
    8,317,000  BPC Holding Corp., Sr. Secured Notes, Series B                            12.50%  6/15/2006      8,025,905
    3,600,000  Consolidated Container Co., LLC, Sr. Subordinated Notes                  10.125%  7/15/2009      3,681,000
    2,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                         9.5%   3/1/2007      1,680,000
    4,750,000  Radnor Holdings Corp., Sr. Notes                                           10.0%  12/1/2003      4,773,750
    6,000,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                Zero Coupon  3/15/2008      3,525,000
    2,866,000  Silgan Holdings, Inc., Subordinated Debentures                            13.25%  7/15/2006      3,138,270
    4,500,000  Vicap, S.A. de C.V., Guaranteed Sr. Notes (USD)                          11.375%  5/15/2007      4,162,500
                                                                                                            -------------
                                                                                                               28,986,425
                                                                                                            -------------

               Paper & Forest Products - 1.0%
    3,600,000  APP Finance (II) Mauritius, Ltd.,
               Guaranteed Preferred Securities, Series B (USD)                            12.0%  2/15/2004      2,385,000
    3,000,000  FSW International Finance Co. B.V.,
               Guaranteed Secured Notes (USD)                                            12.50%  11/1/2006        772,500 (c)
    1,800,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                   10.0%   7/1/2007      1,336,500
    3,600,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                             10.25%  10/1/2002      2,853,000
    6,600,000  S.D. Warren Co., Sr. Subordinated Notes                                    12.0% 12/15/2004      6,913,500
                                                                                                            -------------
                                                                                                               14,260,500
                                                                                                            -------------

               Publishing - 1.4%
    4,560,000  Dimac Corp., Sr. Subordinated Notes                                        12.5%  10/1/2008      1,710,000
    7,500,000  MDC Communications Corp., Sr. Subordinated Notes                           10.5%  12/1/2006      7,443,750
    4,500,000  PRIMEDIA, Inc., Sr. Notes                                                 10.25%   6/1/2004      4,702,500
    5,850,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                           12.75%   8/1/2005      6,186,375
                                                                                                            -------------
                                                                                                               20,042,625
                                                                                                            -------------

               Retail - 0.7%
    3,000,000  County Seat Stores, Inc., Units                                           12.75%  11/1/2004         48,750 (c)
    2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                          11.50%  4/15/2003         34,375 (c)
    4,000,000  Group1 Automotive, Inc., Sr. Subordinated Notes                          10.875%   3/1/2009      3,980,000
    4,500,000  Hollywood Entertainment Corp., Sr. Subordinated Notes, Series B          10.625%  8/15/2004      4,185,000
    3,000,000  J. Crew Group, Sr. Discount Debentures, Series B                     Zero Coupon 10/15/2008      1,515,000
                                                                                                            -------------
                                                                                                                9,763,125
                                                                                                            -------------

               Retail - Food - 0.9%
    7,850,000  Jitney-Jungle Stores of America, Sr. Notes                                 12.0%   3/1/2006      1,844,750 (c)
   12,000,000  Jitney-Jungle Stores of America, Sr. Subordinated Notes                  10.375%  9/15/2007        120,000 (c)
    7,600,000  Smith's Food & Drug Centers, Pass Through Certificates                     8.64%   7/2/2012      7,795,586
    3,000,000  Stater Brothers Holdings, Sr. Notes                                       10.75%  8/15/2006      3,052,500
                                                                                                            -------------
                                                                                                               12,812,836
                                                                                                            -------------

               Services - 0.3%
    4,200,000  Building One Services Corp., Sr. Subordinated Notes                        10.5%   5/1/2009      4,053,000
    7,500,000  Discovery Zone, Inc., Sr. Notes                                            13.5%   8/1/2002         75,000 (c)
    1,875,000  Discovery Zone, Inc., Sr. Notes                                            13.5%   5/1/2002         28,125 (c)
                                                                                                            -------------
                                                                                                                4,156,125
                                                                                                            -------------

               Technology - Hardware - 1.9%
    4,250,000  ASAT Finance, LLC, Unit Security                                           12.5%  11/1/2006      4,590,000
    4,300,000  Dictaphone Corp., Sr. Subordinated Notes                                  11.75%   8/1/2005      3,203,500
    4,500,000  Integrated Circuit Systems, Inc., Sr. Subordinated Notes                   11.5%  5/15/2009      4,488,750
    4,300,000  Intersil Corp., Sr. Subordinated Notes                                    13.25%  8/15/2009      4,687,000
    1,800,000  MCMS, Inc., Sr. Subordinated Notes, Series B                               9.75%   3/1/2008        909,000
    4,200,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                  10.52%   3/1/2008      2,110,500
    3,600,000  Unisys Corp., Sr. Notes, Series B                                          12.0%  4/15/2003      3,861,000
    4,800,000  Unisys Corp., Sr. Notes                                                   11.75% 10/15/2004      5,268,000
                                                                                                            -------------
                                                                                                               29,117,750
                                                                                                            -------------

               Technology - Services - 0.3%
    4,800,000  Protection One Alarm Monitoring, Inc., Convertible
               Sr. Subordinated Notes                                                     6.75%  9/15/2003      2,304,000
    4,000,000  Protection One Alarm Monitoring, Inc.,
               Sr. Subordinated Discount Notes                                          13.625%  6/30/2005      2,540,000
                                                                                                            -------------
                                                                                                                4,844,000
                                                                                                            -------------

               Telecommunications - Data/Internet - 6.1%
    7,000,000  Advanced Radio Telecom Corp., Sr. Notes                                   14.00%  2/15/2007      6,527,500
    8,175,000  Convergent Communications, Inc., Sr. B Notes                               13.0%   4/1/2008      5,783,813
    7,100,000  Covad Communications Group, Inc., Sr. Discount Notes,
               Series B                                                             Zero Coupon  3/15/2008      4,508,500
    5,250,000  Cybernet Internet Services International, Sr. Notes                        14.0%   7/1/2009      4,600,313
    2,800,000  Exodus Communications, Inc., Convertible Notes                             4.75%  7/15/2008      3,881,500
    7,000,000  Exodus Communications, Inc., Sr. Notes                                    11.25%   7/1/2008      7,262,500
    7,500,000  FirstWorld Communications, Inc., Sr. Discount Notes                  Zero Coupon  4/15/2008      4,162,500
    4,800,000  Metromedia Fiber Network, Inc., Sr. Notes                                  10.0% 12/15/2009      4,944,000
    4,200,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                        10.0% 11/15/2008      4,315,500
    2,400,000  PSINet, Inc., Sr. Notes                                                    10.5%  12/1/2006      2,430,000
    6,000,000  PSINet, Inc., Sr. Notes                                                    11.0%   8/1/2009      6,210,000
    7,500,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B           Zero Coupon  5/15/2008      4,068,750
    4,500,000  Rhythms NetConnections, Inc., Sr. Notes                                   12.75%  4/15/2009      4,376,250
   10,000,000  Splitrock Services, Inc., Notes, Series B                                 11.75%  7/15/2008      9,400,000
    3,000,000  Verio, Inc., Sr. Notes                                                    11.25%  12/1/2008      3,165,000
    3,000,000  Verio, Inc., Sr. Notes                                                   10.625% 11/15/2009      3,090,000
   20,600,000  Wam!Net, Inc., Sr. Discount Notes, Series B                          Zero Coupon   3/1/2005     12,051,000
                                                                                                            -------------
                                                                                                               90,777,126
                                                                                                            -------------

               Telecommunications - Wireless - 9.1%
    7,200,000  Airgate PCS, Inc., Sr. Subordinated Notes                            Zero Coupon  10/1/2009      4,032,000
    6,000,000  American Mobile Satellite Corp., Sr. Notes, Series B                      12.25%   4/1/2008      4,717,500
    1,800,000  Arch Communications Group, Inc., Sr. Notes                                13.75%  4/15/2008      1,469,250
    5,400,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                 10.75% 12/15/2008      5,805,000
    6,000,000  Clearnet Communications, Inc., Sr. Discount Notes                    Zero Coupon 12/15/2005      5,917,500
    5,400,000  Crown Castle International Corp., Sr. Discount Notes                 Zero Coupon  5/15/2011      3,402,000
    3,000,000  Crown Castle International Corp., Sr. Notes                                 9.5%   8/1/2011      3,015,000
    4,000,000  HighwayMaster Communications, Inc., Sr. Notes, Series B                   13.75%  9/15/2005      1,820,000
    4,200,000  ICO Global Communications, Units                                           15.0%   8/1/2005      1,953,000 (c)
    4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                             13.0%  7/15/2005        189,000 (c)
    4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                             14.0%  7/15/2005        218,250 (c)
    1,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series C                            11.25%  7/15/2005         54,000 (c)
    9,000,000  McCaw International, Ltd., Sr. Discount Notes                        Zero Coupon  4/15/2007      6,255,000
    1,985,000  Metrocall, Inc., Sr. Subordinated Notes                                    9.75%  11/1/2007      1,181,075
    2,700,000  Metrocall, Inc., Sr. Subordinated Notes                                    11.0%  9/15/2008      1,633,500
    7,200,000  Microcell Telecommunications, Inc., Sr. Discount Notes               Zero Coupon   6/1/2006      6,390,000
   12,000,000  Millicom International Cellular, Sr. Discount Notes                  Zero Coupon   6/1/2006      9,660,000
    1,900,000  Nextel Communications, Inc., Sr. Discount Notes                      Zero Coupon  9/15/2007      1,425,000
    1,250,000  Nextel Communications, Inc., Sr. Discount Notes                            9.95%  2/15/2008        881,250
   15,000,000  Nextel Communications, Inc., Sr. Serial Redeem Notes                      9.375% 11/15/2009     14,775,000
    3,500,000  Nextel Partners, Inc., Sr. Discount Notes                            Zero Coupon   2/1/2009      2,362,500
   13,300,000  Orion Network Systems, Inc., Sr. Discount Notes                      Zero Coupon  1/15/2007      6,184,500
    9,300,000  Orion Network Systems, Inc., Sr. Notes                                    11.25%  1/15/2007      7,021,500
    8,200,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes               Zero Coupon   2/1/2005      7,339,000
    3,600,000  Pinnacle Holdings, Inc., Sr. Discount Notes                          Zero Coupon  3/15/2008      2,376,000
    3,050,000  Price Communications Wireless, Inc., Sr. Subordinated Notes               11.75%  7/15/2007      3,339,750
    3,600,000  PTC International Finance II S.A., Sr. Subordinated Notes (USD)           11.25%  12/1/2009      3,546,000
    7,800,000  SpectraSite Holdings, Inc., Sr. Disc. Notes                          Zero Coupon  4/15/2009      4,192,500
    4,000,000  Telesystem International Wireless, Inc., Sr. Discount Notes,
               Series B                                                             Zero Coupon  6/30/2007      2,500,000
    4,000,000  Telesystem International Wireless, Inc., Sr. Discount Notes,
               Series C                                                             Zero Coupon  11/1/2007      2,200,000
    1,320,324  Teletrac, Inc., Notes                                                       9.0%   1/1/2004        752,585
      312,535  Teletrac, Inc., Sr. Secured Notes                                          10.0%  9/29/2000        323,474
    6,000,000  Tritel PCS, Inc., Sr. Subordinated Discount Notes                    Zero Coupon  5/15/2009      3,825,000
    9,000,000  UNIFI Communications, Inc., Sr. Notes                                      14.0%   3/1/2004        135,000 (c)
    4,900,000  USA Mobile Communications, Inc., Sr. Notes                                 14.0%  11/1/2004      4,508,000
    4,000,000  VIALOG Corp., Sr. Notes, Series B                                         12.75% 11/15/2001      2,820,000
    5,615,000  Voicestream Wireless Corp., Sr. Notes                                    10.375% 11/15/2009      5,811,525
    7,200,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes              Zero Coupon   2/1/2008      2,484,000
                                                                                                            -------------
                                                                                                              136,514,659
                                                                                                            -------------

               Telecommunications - Wireline - 15.8%
    3,000,000  Alestra S. de R.L. de C.V., Notes (USD)                                  12.625%  5/15/2009      3,030,000
    3,000,000  Alestra S. de R.L. de C.V., Notes (USD)                                  12.125%  5/15/2006      3,022,500
    9,000,000  Allegiance Telecom, Inc., Sr. Discount Notes, Series B               Zero Coupon  2/15/2008      6,480,000
    5,000,000  Bayan Telecommunications, Sr. Notes                                        13.5%  7/15/2006      4,375,000
    3,000,000  Birch Telecom, Inc., Sr. Notes                                             14.0%  6/15/2008      3,045,000
    8,000,000  Call-Net Enterprises, Inc., Sr. Notes                                     9.375%  5/15/2009      6,620,000
    4,500,000  CapRock Communications Corp., Sr. Notes                                    11.5%   5/1/2009      4,618,125
    6,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)            Zero Coupon  2/15/2009      4,105,500
   18,200,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                     Zero Coupon   3/1/2008      6,529,250
    4,200,000  Energis plc, Sr. Unsubordinated Notes (USD)                                9.75%  6/15/2009      4,368,000
    7,850,000  Esprit Telecom Group plc, Sr. Notes (USD)                                  11.5% 12/15/2007      7,908,875
    6,000,000  E. Spire Communications, Inc., Sr. Notes                                  13.75%  7/15/2007      4,290,000
    1,800,000  Global TeleSystems Group, Inc., Sr. Notes                                 9.875%  2/15/2005      1,674,000
    6,700,000  GST Equipment Funding, Inc., Sr. Secured Notes                            13.25%   5/1/2007      6,683,250
    2,500,000  GST Telecommunications, Inc., Sr. Discount Notes                     Zero Coupon 12/15/2005      2,800,000
    1,800,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B      Zero Coupon  4/15/2003      1,606,500
    1,200,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                    12.25%   9/1/2004      1,299,000
    4,800,000  IntelCom Group Holdings (U.S.A.), Inc., Sr. Discount Notes           Zero Coupon  9/15/2005      4,200,000
    6,750,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B        Zero Coupon   3/1/2009      4,058,438
    1,800,000  Intermedia Communications, Inc., Sr. Notes                                  8.6%   6/1/2008      1,656,000
    4,900,000  Intermedia Communications, Inc., Sr. Notes, Series B                        8.5%  1/15/2008      4,508,000
    4,200,000  Ionica plc, Sr. Notes (USD)                                                13.5%  8/15/2006         57,750 (c)
    5,100,000  Jazztel plc, Sr. Notes (USD)                                               14.0%   4/1/2009      5,265,750
   13,200,000  Level 3 Communications, Inc., Sr. Discount Notes                     Zero Coupon  12/1/2008      8,052,000
    8,200,000  Logix Communications Ent., Inc., Sr. Notes                                12.25%  6/15/2008      5,945,000
    9,000,000  Long Distance International, Inc., Sr. Notes                              12.25%  4/15/2008      4,995,000 (c)
    3,000,000  McLeodUSA, Inc., Sr. Notes                                                8.125%  2/15/2009      2,812,500
    6,000,000  MGC Communications, Inc., Sr. Notes, Series B                              13.0%  10/1/2004      6,052,500
    6,000,000  MJD Communications, Inc., Notes, Series B (Variable Rate)                10.321%   5/1/2008      5,619,000
    5,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B                    Zero Coupon  11/1/2007      3,262,500
    2,400,000  NEXTLINK Communications, Inc., Sr. Notes                                  9.625%  10/1/2007      2,352,000
    4,800,000  NEXTLINK Communications, LLC, Sr. Notes                                    12.5%  4/15/2006      5,196,000
    7,500,000  Northeast Optic Network, Inc., Sr. Notes                                  12.75%  8/15/2008      8,062,500
   12,000,000  Pathnet, Inc., Sr. Notes                                                  12.25%  4/15/2008      7,620,000
    8,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                     14.0%  12/1/2007      5,350,000
    2,000,000  Primus Telecomm Group, Inc., Sr. Notes                                    12.75% 10/15/2009      2,085,000
    5,400,000  Primus Telecommunications Group, Inc., Sr. Notes                          11.75%   8/1/2004      5,427,000
    6,000,000  Primus Telecommunications Group, Sr. Notes                                11.25%  1/15/2009      5,760,000
    1,800,000  RSL Communications plc, Notes (USD)                                       9.875% 11/15/2009      1,647,000
    6,750,000  RSL Communications, Ltd., Units                                           12.25% 11/15/2006      6,834,375
    3,000,000  Startec Global Communications, Inc., Sr. Notes                             12.0%  5/15/2008      2,640,000
    4,100,000  Telegroup, Inc., Sr. Discount Notes                                  Zero Coupon  11/1/2004      1,763,000 (c)
    3,500,000  Teligent, Inc., Sr. Discount Notes, Series B                         Zero Coupon   3/1/2008      2,082,500
    4,800,000  Teligent, Inc., Sr. Notes                                                  11.5%  12/1/2007      4,656,000
    6,150,000  US Unwired, Inc., Sr. Disc. Notes                                    Zero Coupon  11/1/2009      3,628,500
   10,527,000  USN Communications, Inc., Sr. Discount Notes, Series B               Zero Coupon  8/15/2004      1,329,034 (c)
    4,200,000  VersaTel Telecom B.V., Sr. Notes (USD)                                    13.25%  5/15/2008      4,494,000
    1,800,000  Versatel Telecom International N.V., Sr. Notes (USD)                     11.875%  7/15/2009      1,836,000
   11,000,000  Viatel, Inc., Sr. Discount Notes                                     Zero Coupon  4/15/2008      7,040,000
    9,200,000  Williams Communications Group, Sr. Notes                                 10.875%  10/1/2009      9,660,000
    3,000,000  WinStar Communications, Inc., Sr. Discount Notes                     Zero Coupon 10/15/2005      2,925,000
    3,000,000  WinStar Communications, Inc., Sr. Subordinated Notes                       15.0%   3/1/2007      4,305,000
    1,500,000  WinStar Communications, Inc., Sr. Unsecured Notes                    Zero Coupon 10/15/2005      2,362,500
    4,000,000  Worldwide Fiber, Inc., Sr. Notes                                           12.5% 12/15/2005      4,180,000
    4,000,000  Worldwide Fiber, Inc., Sr. Notes                                           12.0%   8/1/2009      4,140,000
                                                                                                            -------------
                                                                                                              236,314,847
                                                                                                            -------------

               Textiles & Apparel - 1.1%
    4,850,000  CMI Industries, Inc., Sr. Subordinated Notes                                9.5%  10/1/2003      3,376,813
    8,700,000  Dan River, Inc., Sr. Subordinated Notes                                  10.125% 12/15/2003      8,743,500
    3,600,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B         12.25%   4/1/2006      3,595,500
                                                                                                            -------------
                                                                                                               15,715,813
                                                                                                            -------------

               Transportation - 1.2%
    7,000,000  Allied Holdings, Inc., Sr. Notes, Series B                                8.625%  10/1/2007      6,195,000
    3,000,000  Cenargo International plc, Senior Notes (USD)                              9.75%  6/15/2008      2,497,500
    5,400,000  Equimar Shipholdings, Ltd., First Priority Mtg                            9.875%   7/1/2007      3,429,000
    7,500,000  Windsor Petroleum, Notes                                                   7.84%  1/15/2021      5,925,000
                                                                                                            -------------
                                                                                                               18,046,500
                                                                                                            -------------

               Utilities - 2.1%
    5,000,000  AES (The) Corp., Sr. Notes                                                  9.5%   6/1/2009      5,068,750
    3,000,000  CMS Energy Corp., Sr. Notes                                               7.625% 11/15/2004      2,842,764
    3,000,000  CMS Energy Corp., Sr. Notes                                                 7.5%  1/15/2009      2,712,456
    1,200,000  CMS Energy Corp., Sr. Unsecured Notes                                       7.0%  1/15/2005      1,124,656
    3,000,000  CMS Energy/Atlantic Methanol Capital Co., Sr. Secured Notes,
               Series A-1                                                               10.875% 12/15/2004      3,015,000
    4,800,000  ESI Tractebel Acquisition Corp., Bonds                                     7.99% 12/30/2011      4,294,531
    3,550,000  Midland Cogen Venture Fund II, Secured Lease
               Obligation Bonds, Series A                                                11.75%  7/23/2005      3,875,475
    4,450,000  Midland Cogen Venture Fund II, Subordinated
               Secured Lease Obligation Bonds                                            13.25%  7/23/2006      5,078,692
    4,500,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H             Zero Coupon   7/1/2010      3,402,473
                                                                                                            -------------
                                                                                                               31,414,797
                                                                                                            -------------
               Total Corporate Bonds (cost $1,334,808,081)                                                  1,181,982,161
                                                                                                            -------------

   Shares
 ----------
               PREFERRED STOCKS - 11.3% (a)
               Convertible - 2.8%
       20,000  Adelphia Communications Corp., Convertible Preferred Stock, Series D                             3,767,500
       60,000  CalEnergy Capital Trust III, Convertible Preferred Stock                                         2,302,500
       69,000  Chesapeake Energy Corp., Convertible Preferred Stock                                             1,750,875 (b)
        8,500  EchoStar Communications Corp., Convertible Preferred Stock, Series C                             7,054,734
       12,000  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                      1,519,500 (b)
       14,700  Global Crossing, Convertible Preferred Stock                                                     4,141,725 (b)
       80,000  Host Marriott Financial Trust, Convertible Preferred Stock                                       2,510,000
       50,000  Intermedia Communications, Inc., Convertible Preferred Stock                                     1,700,000 (b)
       60,000  Owens-Illinois, Inc., Convertible Preferred Stock                                                1,875,000
       51,000  PSINet, Inc., Convertible Preferred Stock, Series C                                              2,977,125
       45,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                      1,595,344
       54,000  TIMET Capital Trust I, Convertible Preferred Stock (Titanium Metals Corp.)                         634,500
       83,800  Treev, Inc., Convertible Preferred Stock, Series A                                                 775,150
       60,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International Holdings, Inc.)         5,460,000
       90,000  USX Corp. (Marathon Group), Convertible Preferred Stock (RTI International Metals, Inc.)           708,750
       60,000  Verio, Inc., Convertible Preferred Stock                                                         3,390,000 (b)
                                                                                                            -------------
                                                                                                               42,162,703
                                                                                                            -------------

               Non-Convertible - 8.5%
       29,022  Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock                                2,746,207 (b)
      105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                  5,131,875
       58,525  Cluett American Corp., Preferred Stock                                                           2,765,306 (b)
       61,059  Communications & Power Industries, Inc., Preferred Stock, Series B                               4,899,985 (b)
       70,544  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                              7,777,476 (b)
       35,386  CSC Holdings, Inc., Preferred Stock                                                              3,874,767 (b)
        3,290  Cumulus Media, Inc., Preferred Stock, Series A                                                   3,693,025 (b)
        8,314  Dobson Communications Corp., Payment-In-Kind Preferred Stock                                     9,083,045 (b)
        4,331  Dobson Communications Corp., Payment-In-Kind Preferred Stock                                     4,363,483 (b)
        6,657  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                          1,348,043 (b)
       60,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                  6,045,000
        9,951  ICG Holdings, Inc., Preferred Stock                                                              9,080,288
        9,363  Intermedia Communications, Inc., Preferred Stock                                                 9,199,148 (b)
        5,306  IXC Communications, Inc., Preferred Stock                                                        5,849,865 (b)
        1,800  J Crew Group, Preferred Stock                                                                    1,530,000 (b)
       24,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                           3,000 (b)
      172,092  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                       1,936,035 (b)
        1,898  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series D                           2,035,605 (b)
        5,517  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                           5,530,793 (b)
      141,670  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                   7,614,763 (b)
        8,500  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                     8,691,250 (b)
       42,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                           3,708,125
       46,000  PRIMEDIA, Inc., Preferred Stock, Series D                                                        4,473,500
       33,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                        3,027,750
      147,500  River Bank Asset, Inc., Preferred Stock, Series A                                                2,249,375 (b)
        4,511  R&B Falcon Corp., Payment-In-Kind Preferred Stock                                                4,770,383 (b)
        3,500  WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                          3,683,750 (b)
       86,400  ZSC Specialty Chemical plc, Payment-In-Kind Preferred Stock (USD)                                2,613,600 (b)
                                                                                                            -------------
                                                                                                              127,725,442
                                                                                                            -------------
               Total Preferred Stocks (cost $186,959,730)                                                     169,888,145
                                                                                                            -------------

               COMMON STOCKS & STOCK WARRANTS - 6.1% (a)
       13,800  Adelphia Business Solutions, Stock Warrants                                                      2,415,000 (b)
        5,000  Adelphia Communications Corp., Common Stock, Class A                                               328,125 (b)
        6,000  Airgate PCS, Inc., Stock Warrants                                                                  540,000 (b)
       10,200  Allegiance Telecom, Inc., Stock Warrants                                                           970,275 (b)
        6,000  American Mobile Satellite Corp., Stock Warrants                                                    240,750 (b)
       58,333  Arch Communications Group, Inc., Common Stock                                                      384,633
      302,479  Arch Communications Group, Inc., Stock Warrants                                                    166,363 (b)
        3,600  Australis Holdings Pty., Ltd., Stock Warrants                                                           36 (b,d)
       17,150  Australis Media, Ltd., Stock Warrants                                                                  172 (b,d)
       60,000  Bell & Howell Co., Common Stock                                                                  1,908,750
        3,000  Birch Telecom, Inc., Stock Warrants                                                                165,375 (b)
       18,000  Classic Communications, Inc., Common Stock                                                         300,060
       35,475  Clearnet Communications, Inc., Stock Warrants                                                      796,779 (b)
        2,310  Communications & Power Industries, Inc., Common Stock                                              347,655 (b,d)
       69,000  Completel Holdings, LLC, Common Stock, Class B                                                      69,000 (b)
       10,989  Consolidated Hydro, Inc., Stock Warrants, Class B                                                    8,242 (b)
        7,133  Consolidated Hydro, Inc., Stock Warrants, Class C                                                    1,783 (b)
       35,505  Convergent Communications Corp., Common Stock                                                      563,642 (b)
      170,000  Covad Communications Group, Inc., Common Stock                                                   9,509,375 (b)
        3,267  CS Wireless Systems, Inc., Common Stock                                                                448 (b,d)
        5,250  Cybernet Internet Services International, Stock Warrants                                           498,750 (b)
       71,250  Discovery Zone, Inc., Stock Warrants                                                                 9,619 (b,d)
       36,000  DIVA Systems Corp., Stock Warrants                                                                 288,000 (b)
       84,800  DTI Holdings, Inc., Stock Warrants                                                                  10,176 (b)
        5,000  Eumenides, Ltd., Common Stock                                                                        5,000 (b,d)
       16,800  E. Spire Communications, Inc., Stock Warrants                                                       91,358 (b)
        7,500  FirstWorld Communications, Stock Warrants                                                        1,125,938 (b)
      101,377  Gaylord Container Corp., Common Stock, Class A                                                     690,631 (b)
      127,902  Gaylord Container Corp., Stock Warrants                                                            895,314 (b)
      600,000  Granite Broadcasting Corp., Common Stock                                                         6,075,000 (b)
       36,180  Harvard Industries, Inc., Stock Warrants                                                             6,669 (b,d)
        4,000  HighwayMaster Communications, Inc., Stock Warrants                                                  10,500 (b)
      125,000  IntelCom Group Communications, Inc., Common Stock                                                2,343,750 (b)
       68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                      842,822 (b)
        5,900  Intermedia Communications of Florida, Stock Warrants                                               660,800 (b)
        7,752  Intermedia Communications, Inc., Common Stock                                                      300,875 (b)
        4,300  Intersil Corp., Stock Warrants                                                                     645,000 (b)
       14,800  Ionica plc, Stock Warrants (USD)                                                                       148 (b,d)
        3,000  Iridium World Communications, Stock Warrants                                                           405 (b,d)
       25,500  Jazztel plc, Stock Warrants (USD)                                                                4,781,250 (b)
        9,000  Long Distance International, Inc., Stock Warrants                                                      180 (b)
       80,000  Magellan Health Services, Inc., Common Stock                                                       505,000 (b)
       10,900  McCaw International, Ltd., Stock Warrants                                                           88,563 (b)
      255,000  MCI Worldcom, Inc., Common Stock                                                                13,530,938 (b)
       78,541  Microcell Telecommunications, Inc., Common Stock                                                 2,582,035 (b)
        4,200  OnePoint Communications Corp., Stock Warrants                                                       42,525 (b)
        4,200  ONO Finance, plc., Cash Rights (USD)                                                               522,900 (b)
       33,250  PageMart Nationwide, Inc., Common Stock                                                            523,688 (b)
       12,000  Pathnet, Inc., Stock Warrants                                                                      121,500 (b)
      319,200  PhoneTel Technologies, Inc., Common Stock                                                          758,100 (b)
        8,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                  244,000 (b)
      150,968  Price Communications Corp., Common Stock                                                         4,198,798 (b)
        4,800  Primus Telecommunications Group, Inc., Stock Warrants                                              120,600 (b)
       23,840  Protection One Alarm Monitoring, Stock Warrants                                                      8,940 (b)
        9,000  RSL Communications, Ltd., Stock Warrants                                                           842,625 (b)
        4,200  R&B Falcon Corp., Stock Warrants                                                                 1,178,100 (b)
        1,200  SF Holdings Group, Inc., Common Stock, Class C                                                          12 (b)
        4,800  Splitrock Services, Inc., Stock Warrants                                                           533,400 (b)
      128,596  Star Gas Partners, LP, Common Stock                                                              1,703,897
        3,000  Startec Global Communications, Inc., Stock Warrants                                                 45,000 (b)
      848,787  Teletrac, Inc., Common Stock                                                                       212,197 (b)
      312,535  Teletrac, Inc., Stock Warrants                                                                      62,507 (b)
       11,592  TREEV, Inc., Common Stock                                                                           36,587 (b)
        7,400  UIH Australia/Pacific, Inc., Stock Warrants                                                        222,000 (b)
      134,000  UnitedGlobalCom, Inc., Common Stock, Class A                                                     9,463,750 (b)
       66,000  USN Communications, Inc., Stock Warrants                                                             8,910 (b,d)
        4,200  VersaTel Telecom B.V., Stock Warrants (USD)                                                      1,913,625 (b)
        1,900  Vialog Corp., Stock Warrants                                                                        70,538 (b)
      140,000  Viatel, Inc., Common Stock                                                                       7,507,500 (b)
       55,200  Wam!Net, Inc., Stock Warrants                                                                    1,255,800 (b)
      156,000  WebLink Wireless, Inc., Common Stock                                                             2,418,000 (b)
       36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                            279,487 (b)
        6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                             24,657 (b)
        6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                             10,340 (b)
    1,039,922  Wilshire Financial Services Group, Inc., Common Stock                                            1,429,893 (b)
        4,300  Winsloew Furniture, Inc., Stock Warrants                                                           225,750 (b)
       19,200  Wireless One, Inc., Stock Warrants                                                                     192 (b)
                                                                                                            -------------
               Total Common Stock & Stock Warrants (cost $60,947,734)                                          90,691,002
                                                                                                            -------------

  Principal                                                                                      Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

               SHORT-TERM SECURITIES - 3.5% (a)
               Commercial Paper - 3.0%
  $11,700,000  Associates Corp. of North America                                           4.0%   1/3/2000     11,697,400
    5,000,000  IBM Credit Corp.                                                            4.5%   1/4/2000      4,998,125
   20,982,000  Merck & Co., Inc.                                                           4.0%   1/6/2000     20,970,343
    7,500,000  New Center Asset Trust                                                      4.9%   1/3/2000      7,497,958
                                                                                                            -------------
                                                                                                               45,163,826
                                                                                                            -------------

               U.S. Government Agency - 0.5%
    7,000,000  Federal National Mortgage Association Discount Notes                        4.0%   1/5/2000      6,996,889
                                                                                                            -------------
               Total Short-Term Securities (at amortized cost)                                                 52,160,715
                                                                                                            -------------
               Total Investments (cost $1,634,876,260)                                                     $1,494,722,023 (e)
                                                                                                           ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 1999, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 1999.


                                                                          Aquisition
                    Security                                                 Date        Cost
                   ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                            10/29/1996    $       --
Australis Media, Ltd., Stock Warrants                                     5/16/1995            --
Communications & Power Industries, Inc., Common Stock                      8/2/1995       211,287
CS Wireless Systems, Inc., Common Stock                                   2/16/1996        22,110
Discovery Zone, Inc., Stock Warrants                                      7/15/1997       839,158
Eumenides, Ltd., Common Stock                                             9/21/1999         5,000
Harvard Industries, Inc., Stock Warrants                                  9/17/1992     9,468,416
Iridium World Communications, Stock Warrants                              7/11/1997        31,941
Ionica plc, Stock Warrants                                                 8/1/1996       964,748
USN Communications, Inc., Stock Warrants                                  8/13/1997           560

(e) At December 31, 1999, the aggregate cost of securities for federal tax purposes was $1,645,281,138 and the net unrealized depreciation of investments based on that cost was $150,559,115 which is comprised of $112,858,192 aggregate gross unrealized appreciation and $263,417,307 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.






LB Series Fund, Inc.
Income Portfolio
Portfolio of Investments
December 31, 1999



  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

               CORPORATE BONDS - 51.3% (a)
               Aerospace & Defense - 2.5%
   $6,000,000  Lockheed Martin Corp., Bonds                                                8.5%  12/1/2029  $   6,015,894
    5,000,000  Lockheed Martin Corp., Notes                                               7.95%  12/1/2005      4,968,545
    6,000,000  Lockheed Martin Corp., Notes                                                7.7%  6/15/2008      5,817,366
    4,000,000  Raytheon Co., Notes                                                        6.75%  8/15/2007      3,728,276
    4,000,000  Raytheon Co., Notes                                                        6.45%  8/15/2002      3,911,824
    5,000,000  United Defense Industries, Inc., Sr. Subordinated Notes                    8.75% 11/15/2007      4,800,000
                                                                                                            -------------
                                                                                                               29,241,905
                                                                                                            -------------

               Airlines - 1.6%
    6,500,000  American Airlines, Inc., Pass Through Certificates,
               Series 1999-1-A2, Class B                                                 7.324% 10/15/2009      6,306,008
    7,827,846  Continental Airlines, Series 1998-1-APT Certificates                      6.648%  9/15/2017      7,085,493
    5,000,000  Delta Air Lines, Notes                                                      7.9% 12/15/2009      4,903,615
                                                                                                            -------------
                                                                                                               18,295,116
                                                                                                            -------------

               Automotive - 2.3%
    4,500,000  DaimlerChrysler North America Holdings, Notes                               7.2%   9/1/2009      4,425,692
    5,000,000  Ford Motor Credit Co., Notes                                              6.375%  10/6/2000      4,992,065
    6,000,000  Ford Motor Credit Co., Notes                                              6.125%  4/28/2003      5,823,444
    8,000,000  General Motors Acceptance Corp., Notes                                     6.85%  6/17/2004      7,874,552
    3,000,000  Toyota Motor Credit Corp., Notes (USD)                                      5.5%  9/17/2001      2,937,525
                                                                                                            -------------
                                                                                                               26,053,278
                                                                                                            -------------

               Banks - 5.2%
    8,000,000  Abbey National plc, Subordinated Debentures (USD)                          7.95% 10/26/2029      8,014,912
    6,000,000  Bank One Corp., Notes                                                     6.875%   8/1/2006      5,819,328
    9,000,000  Chase Manhattan Corp., Medium Term Note, Series C                          6.75%  12/1/2004      8,725,536
    4,000,000  NationsBank Corp., Sr. Notes                                              6.125%  7/15/2004      3,841,132
    4,000,000  Norwest Financial, Inc., Notes                                            6.375%  7/16/2002      3,928,472
    6,000,000  PNC Funding Corp., Subordinated Notes                                       7.5%  11/1/2009      5,918,700
    2,000,000  Sovereign Bancorp, Inc., Sr. Notes                                        10.25%  5/15/2004      2,030,000
    2,000,000  Sovereign Bancorp, Inc., Sr. Notes                                         10.5% 11/15/2006      2,050,000
   10,000,000  US Bancorp, Medium Term Note, Series J                                    6.875%  12/1/2004      9,867,050
    4,500,000  Wachovia Corp., Subordinated Notes                                        5.625% 12/15/2008      3,928,545
    6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                    7.73%  12/1/2026      5,626,128
                                                                                                            -------------
                                                                                                               59,749,803
                                                                                                            -------------

               Broadcasting & Media - 1.8%
    5,000,000  Adelphia Communications Corp., Sr. Notes                                  9.375% 11/15/2009      4,925,000
    3,000,000  Chancellor Media Corp., Sr. Notes                                           8.0%  11/1/2008      3,015,000
    2,400,000  Clear Channel Communications, Convertible Notes                             1.5%  12/1/2002      2,466,000
    4,000,000  CSC Holdings, Inc., Sr. Notes                                              7.25%  7/15/2008      3,810,000
    1,900,000  Liberty Media/PCS Convertible Bonds (Sprint Corp.)                          4.0% 11/15/2029      2,394,000
    4,000,000  Time Warner, Inc., Debentures                                             9.125%  1/15/2013      4,320,000
                                                                                                            -------------
                                                                                                               20,930,000
                                                                                                            -------------

               Building Materials - 0.2%
    3,000,000  American Standard Co., Inc., Sr. Notes                                    7.375%  4/15/2005      2,853,750
                                                                                                            -------------

               Chemicals - 0.7%
    4,500,000  Dow Chemical Co., Debentures                                              7.375%  11/1/2029      4,318,011
    4,000,000  Union Carbide Corp., Notes                                                  6.7%   4/1/2009      3,773,664
                                                                                                            -------------
                                                                                                                8,091,675
                                                                                                            -------------

               Conglomerates - 1.6%
    5,500,000  Dover Corp., Debentures                                                    6.65%   6/1/2028      4,856,363
    4,750,000  Pentair, Inc., Sr. Notes                                                   7.85% 10/15/2009      4,604,365
   10,000,000  Tyco International Group S.A., Notes (USD)                                5.875%  11/1/2004      9,266,560
                                                                                                            -------------
                                                                                                               18,727,288
                                                                                                            -------------

               Consumer Products - 0.3%
    4,000,000  Playtex Products, Inc., Unsecured Sr. Notes, Series B                     8.875%  7/15/2004      4,030,000
                                                                                                            -------------

               Environmental - 0.6%
    5,000,000  USA Waste Services, Inc., Sr. Notes                                         6.5% 12/15/2002      4,623,920
    3,000,000  USA Waste Services, Inc., Sr. Notes                                         7.0%  10/1/2004      2,707,092
                                                                                                            -------------
                                                                                                                7,331,012
                                                                                                            -------------

               Finance - Commercial - 2.2%
    5,500,000  FINOVA Capital Corp., Notes                                                7.25%  11/8/2004      5,445,171
    5,500,000  FINOVA Capital Corp., Notes                                                7.25%  7/12/2006      5,378,681
    7,000,000  General Electric Capital Corp., Debentures                                 8.75%  5/21/2007      7,540,400
    6,500,000  General Electric Capital Corp., Debentures                                 8.85%   4/1/2005      6,920,271
                                                                                                            -------------
                                                                                                               25,284,523
                                                                                                            -------------

               Finance - Consumer - 1.2%
    5,000,000  Associates Corp. of North America, Bonds                                    5.8%  4/20/2004      4,740,530
    3,000,000  Associates Corp. of North America, Sr. Notes                                6.5%  8/15/2002      2,965,974
    6,000,000  CIT (The) Group, Inc., Notes                                                5.5%  2/15/2004      5,622,480
                                                                                                            -------------
                                                                                                               13,328,984
                                                                                                            -------------

               Food & Beverage - 1.3%
    5,500,000  Archer Daniels Midland Co., Bonds                                          6.75% 12/15/2027      4,822,406
    5,500,000  ConAgra, Inc., Sr. Notes                                                    5.5% 10/15/2002      5,289,394
    5,500,000  Pepsi Bottling Group, Inc., Sr. Notes, Series B                             7.0%   3/1/2029      4,979,079
                                                                                                            -------------
                                                                                                               15,090,879
                                                                                                            -------------

               Health Care - Drugs & Pharmaceuticals - 0.5%
    5,750,000  Bristol Myers Squibb Co., Debentures                                       7.15%  6/15/2023      5,605,698
    1,250,000  Roche Holdings, Inc., Convertible Notes (Rogers Corp.)               Zero Coupon  4/20/2010        755,475
                                                                                                            -------------
                                                                                                                6,361,173
                                                                                                            -------------

               Health Care - Medical Products & Supplies - 0.6%
    8,000,000  Becton, Dickinson, & Co., Debentures                                        6.7%   8/1/2028      6,967,272
                                                                                                            -------------

               Health Care Management - 0.4%
    2,500,000  Tenet Healthcare Corp., Sr. Notes                                         8.625%  12/1/2003      2,456,250
    2,000,000  Tenet Healthcare Corp., Sr. Notes                                         7.875%  1/15/2003      1,947,500
                                                                                                            -------------
                                                                                                                4,403,750
                                                                                                            -------------

               Insurance - 3.3%
    2,500,000  Conseco, Inc., Notes                                                        8.5% 10/15/2002      2,530,630
   11,000,000  Equitable Life Assurance Society of the United States,
               Surplus Notes                                                              6.95%  12/1/2005     10,681,583
    8,000,000  Metropolitan Life Insurance Co., Surplus Notes                              7.7%  11/1/2015      7,882,456
    8,000,000  New York Life Insurance Co., Surplus Notes                                  6.4% 12/15/2003      7,765,168
    9,000,000  Prudential Insurance Co. of America, Capital Notes                        6.875%  4/15/2003      8,836,254
                                                                                                            -------------
                                                                                                               37,696,091
                                                                                                            -------------

               Investment Banking & Brokerage - 0.9%
    1,500,000  Credit Suisse First Boston, Convertible Medium Term Notes
               (Cisco Systems, Inc.)                                                       1.0%  4/21/2009      2,394,375
    1,250,000  Credit Suisse First Boston, Convertible Medium Term Notes
               (General Electric Co.)                                                     2.25%   5/5/2003      1,817,188
    7,000,000  Fidelity Invesments, Debentures                                            7.49%  6/15/2019      6,774,509
                                                                                                            -------------
                                                                                                               10,986,072
                                                                                                            -------------

               Oil & Gas - 3.9%
    5,000,000  Coastal Corp., Sr. Debentures                                             6.375%   2/1/2009      4,562,105
      700,000  Diamond Offshore Drilling, Inc., Convertible
               Subordinated Notes                                                         3.75%  2/15/2007        710,500
    4,000,000  Dynegy, Inc., Sr. Notes                                                    7.45%  7/15/2006      3,918,040
    5,000,000  El Paso Natural Gas Co., Sr. Notes                                         6.75%  5/15/2009      4,679,685
    3,000,000  Enron Corp., Notes                                                        7.125%  5/15/2007      2,901,390
    4,000,000  Gulf Canada Resources, Ltd., Sr. Notes                                    8.375% 11/15/2005      3,900,000
      900,289  Mobil Oil Corp., ESOP Sinking Fund Debentures                              9.17%  2/29/2000        904,102
    4,000,000  Newfield Exploration Co., Sr. Notes, Series B                              7.45% 10/15/2007      3,667,388
    2,750,000  Pemex Finance, Ltd., Notes                                                 8.45%  2/15/2007      2,724,219
    3,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                               9.14%  8/15/2004      3,539,778
      650,000  Swiss Life Finance, Ltd., Convertible Bonds
               (Royal Dutch Petroleum Co.)                                                 2.0%  5/20/2005        646,750
    1,000,000  Swiss Life Finance, Ltd., Convertible Notes
               (Glaxo Wellcome plc)                                                        2.0%  5/20/2003        982,500
    3,000,000  Triton Energy, Ltd., Sr. Notes                                             8.75%  4/15/2002      3,022,500
    3,500,000  Union Pacific Resources Group, Notes                                        7.3%  4/15/2009      3,351,625
    6,000,000  Williams Companies, Inc., Notes                                           7.625%  7/15/2019      5,773,890
                                                                                                            -------------
                                                                                                               45,284,472
                                                                                                            -------------

               Packaging & Containers - 0.7%
    4,000,000  Owens-Illinois, Inc., Sr. Notes                                            7.85%  5/15/2004      3,874,584
    4,000,000  Sonoco Products Co., Notes                                                  7.0% 11/15/2004      3,931,160
                                                                                                            -------------
                                                                                                                7,805,744
                                                                                                            -------------

               Paper & Forest Products - 2.1%
    9,500,000  Georgia-Pacific Corp., Bonds                                               7.75% 11/15/2029      9,078,894
   15,000,000  Westvaco Corp., Notes                                                      6.85% 11/15/2004     14,669,475
                                                                                                            -------------
                                                                                                               23,748,369
                                                                                                            -------------

               Retail - 2.3%
      450,000  Costco Companies, Inc., Convertible Subordinated Notes               Zero Coupon  8/19/2017        479,250
    1,050,000  Costco Companies, Inc., Convertible Subordinated Notes               Zero Coupon  8/19/2017      1,118,250
    9,000,000  Dayton Hudson Corp., Notes                                                  6.4%  2/15/2003      8,851,734
    4,000,000  Rite Aid Corp., Notes                                                     6.125% 12/15/2008      2,740,000
    6,000,000  Saks, Inc., Sr. Notes                                                      8.25% 11/15/2008      5,841,996
    8,000,000  TJX Cos., Inc., Notes                                                      7.45% 12/15/2009      7,827,016
                                                                                                            -------------
                                                                                                               26,858,246
                                                                                                            -------------

               Retail - Food - 1.5%
    5,000,000  Kroger (The) Co., Sr. Notes                                                8.15%  7/15/2006      5,113,420
   12,000,000  Safeway, Inc., Notes                                                       7.25%  9/15/2004     11,941,056
                                                                                                            -------------
                                                                                                               17,054,476
                                                                                                            -------------

               Services - 1.0%
    4,500,000  ARAMARK Services, Inc., Notes                                               7.0%  7/15/2006      4,250,601
    7,000,000  Cendant Corp., Notes                                                       7.75%  12/1/2003      6,995,492
                                                                                                            -------------
                                                                                                               11,246,093
                                                                                                            -------------

               Technology - Hardware - 0.9%
    4,000,000  Corning, Inc., Notes                                                        6.3%   3/1/2009      3,677,228
    1,300,000  Hewlett-Packard Co., Convertible Subordinated Notes                  Zero Coupon 10/14/2017        895,375
    6,000,000  Texas Instruments, Inc., Sr. Notes                                          7.0%  8/15/2004      5,899,752
                                                                                                            -------------
                                                                                                               10,472,355
                                                                                                            -------------

               Telecommunications - Wireless - 0.6%
    4,500,000  Nextel Communications, Inc., Sr. Serial Redeem Notes                      9.375% 11/15/2009      4,432,500
    2,095,000  Voicestream Wireless Corp., Sr. Notes                                    10.375% 11/15/2009      2,168,325
                                                                                                            -------------
                                                                                                                6,600,825
                                                                                                            -------------

               Telecommunications - Wireline - 2.0%
    4,000,000  AT&T Corp.-Liberty Media Group, Notes                                       6.5%  3/15/2029      3,434,792
    4,000,000  Cable & Wireless Communications Corp., Notes (USD)                        6.625%   3/6/2005      3,965,444
    3,500,000  LCI International, Inc., Sr. Notes                                         7.25%  6/15/2007      3,363,525
    3,500,000  Qwest Communications International, Inc., Sr. Notes, Series B               7.5%  11/1/2008      3,447,500
    6,000,000  U.S. West Capital Funding, Inc., Notes                                     6.25%  7/15/2005      5,678,430
    3,000,000  Williams Communications Group, Sr. Notes                                 10.875%  10/1/2009      3,150,000
                                                                                                            -------------
                                                                                                               23,039,691
                                                                                                            -------------

               Textiles & Apparel - 0.3%
    4,000,000  Levi Strauss & Co., Notes                                                   6.8%  11/1/2003      3,263,588
                                                                                                            -------------

               Transportation - 1.7%
    6,000,000  Burlington Northern Santa Fe, Inc., Notes                                 6.125%  3/15/2009      5,417,502
    4,987,512  Federal Express Corp., Series 1998-1-A, Class B                            6.72%  1/15/2022      4,547,988
    5,000,000  Union Pacific Corp., Medium Term Notes, Series E                          6.790%  11/9/2007      4,725,795
    5,000,000  Union Pacific Corp., Notes                                                7.375%  9/15/2009      4,884,620
                                                                                                            -------------
                                                                                                               19,575,905
                                                                                                            -------------

               Utilities - 7.1%
    4,500,000  AES (The) Corp., Sr. Notes                                                  9.5%   6/1/2009      4,561,875
    4,000,000  CalEnergy Company, Inc., Sr. Notes                                         7.63% 10/15/2007      3,924,328
    3,000,000  CalEnergy Company, Inc., Sr. Notes                                         6.96%  9/15/2003      2,940,513
    2,000,000  Calpine Corp., Sr. Notes                                                   7.75%  4/15/2009      1,900,000
    2,000,000  Calpine Corp., Sr. Notes                                                  7.875%   4/1/2008      1,925,000
    7,500,000  Cleveland Electric Illuminate, Sr. Notes, Series D                         7.88%  11/1/2017      7,077,488
    4,000,000  CMS Energy Corp., Sr. Notes                                                 8.0%   7/1/2001      3,954,808
    7,000,000  CMS Energy Corp., Sr. Unsecured Notes                                     8.125%  5/15/2002      6,967,177
    4,500,000  Commonwealth Edison Co., Notes                                            7.625%  1/15/2007      4,459,001
    4,000,000  Connecticut Light & Power Co., First Refunding
               Mortgage Bonds, Series 97C                                                 7.75%   6/1/2002      4,011,384
    5,000,000  Consolidated Edison Co. NY, Inc., Debentures                               6.45%  12/1/2007      4,709,475
    9,000,000  East Coast Power, LLC, Sr. Notes, Series B                                7.066%  3/31/2012      8,107,092
    6,000,000  National Rural Utilities, Medium Term Notes                                5.75%  12/1/2008      5,329,224
    6,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H             Zero Coupon   7/1/2010      4,536,630
    1,323,173  Niagara Mohawk Power Corp., Sr. Notes, Series C                           7.125%   7/1/2001      1,320,401
    5,000,000  NRG Energy, Inc., Sr. Notes                                                 7.5%  6/15/2007      4,700,150
    5,000,000  PSEG Capital Corp., Medium Term Notes                                      6.25%  5/15/2003      4,805,880
    6,500,000  Texas Utilities Electric Co., Debentures                                   7.17%   8/1/2007      6,353,575
                                                                                                            -------------
                                                                                                               81,584,001
                                                                                                            -------------
               Total Corporate Bonds (cost $612,924,725)                                                      591,956,336
                                                                                                            -------------

               ASSET-BACKED SECURITIES - 7.9% (a)
   12,000,000  AESOP Funding II L.L.C., Rental Car Notes,
               Series 1997-1, Class A-2                                                    6.4% 10/20/2003     11,808,780
    1,743,054  Chase Manhattan Grantor Trust, Series 1996-B-A                             6.61%  9/15/2002      1,746,514
    6,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                        5.63%  6/25/2009      5,562,690
    3,487,430  CS First Boston Mortgage Security Corp., Series 1996-2, Class A4           6.62%  9/25/2009      3,472,661
   10,000,000  Discover Card Master Trust I, Series 1996-3A                               6.05%  8/18/2008      9,495,650
    5,000,000  Discover Card Master Trust I, Series 1998-7A                                5.6%  5/15/2006      4,765,625
   10,000,000  Proffitt's Credit Card Master Trust, Series 1997-2, Class A                 6.5% 12/15/2005      9,901,850
   12,000,000  Standard Credit Master Trust 1, Credit Card
               Participation Certificates, Series 1995-9-A                                6.55%  10/7/2007     11,703,180
   15,000,000  World Financial Network Credit Card Master Trust,
               Series 1996-B, Class A                                                     6.95%  4/15/2006     15,042,075
   17,383,017  World Omni Auto Lease Trust, Series 1997-A, Class A4                        6.9%  6/25/2003     17,430,907
                                                                                                            -------------
               Total Asset-Backed Securities (cost $92,448,566)                                                90,929,932
                                                                                                            -------------

               FOREIGN GOVERNMENT BONDS - 2.6% (a,b)
    4,500,000  Korea Development Bank, Bonds                                             7.375%  9/17/2004      4,423,446
    5,000,000  Korea Development Bank, Unsecured Bonds                                   6.625% 11/21/2003      4,804,425
    7,000,000  Ontario (Province of) Canada, Sr. Bonds                                   7.375%  1/27/2003      7,092,050
    8,000,000  Ontario (Province of) Canada, Sr. Notes                                     5.5%  10/1/2008      7,129,120
    6,000,000  Philippines (Republic of), Bonds                                            9.5% 10/21/2024      6,075,000
                                                                                                            -------------
               Total Foreign Government Bonds (cost $29,538,774)                                               29,524,041
                                                                                                            -------------

               MORTGAGE-BACKED SECURITIES - 8.7% (a)
   33,000,000  Federal National Mortgage Association,
               Participation Certificates                                                  6.5%  1/15/2030     31,112,730 (c)
   34,000,000  Federal National Mortgage Association,
               Participation Certificates                                                  7.0%   1/1/2014     33,628,040 (c)
   36,000,000  Government National Mortgage Association,
               Modified Pass Through Certificates                                          7.5%  1/15/2029     35,617,392 (c)
                                                                                                            -------------
               Total Mortgage-Backed Securities (cost $101,189,219)                                           100,358,162
                                                                                                            -------------

               U.S. GOVERNMENT AGENCY - 2.6% (a)
    9,300,000  Federal Home Loan Mortgage Corp., Notes                                   6.625%  9/15/2009      9,025,222
    7,000,000  Federal Home Loan Mortgage Corp., Notes                                   5.125% 10/15/2008      6,128,836
    9,000,000  Federal National Mortgage Association, Notes                               5.75%  2/15/2008      8,299,746
    7,000,000  Federal National Mortgage Association, Notes                               5.75%  4/15/2003      6,801,319
                                                                                                            -------------
               Total U.S. Government Agency (cost $32,182,107)                                                 30,255,123
                                                                                                            -------------

               U.S. GOVERNMENT - 11.1% (a)
   45,000,000  U.S. Treasury Bonds                                                       7.625% 11/15/2022     49,373,460
    6,000,000  U.S. Treasury Bonds                                                         7.5% 11/15/2016      6,420,000
    9,500,000  U.S. Treasury Bonds                                                        5.25% 11/15/2028      7,831,563
   21,000,000  U.S. Treasury Bonds                                                        6.25%  8/15/2023     19,812,198
    9,000,000  U.S. Treasury Notes                                                       5.875% 11/15/2004      8,828,442
   36,500,000  U.S. Treasury Notes                                                         6.0%  8/15/2009     35,370,800 (d)
                                                                                                            -------------
               Total U.S. Government (cost $138,350,564)                                                      127,636,463
                                                                                                            -------------

    Shares
  -----------
               COMMON STOCKS - 0.2% (a)
       15,000  Federal National Mortgage Association, Common Stock                                                936,563
       25,000  Texas Utilities Co., Common Stock                                                                  889,063
                                                                                                            -------------
               Total Common Stocks (cost $1,899,588)                                                            1,825,626
                                                                                                            -------------

               PREFERRED STOCKS - 0.6% (a)
       12,500  CVS Corp., Convertible Preferred Stock                                                             890,625
       13,500  El Paso Energy Capital Trust I, Convertible Preferred Stock (El Paso Natural Gas Co.)              680,063
       15,500  Georgia-Pacific Corp., Convertible Unit Security                                                   792,438
        4,800  Global Crossings, Convertible Preferred Stock                                                    1,352,400
       10,000  Houston Industries, Inc., Convertible Preferred Stock (Time Warner, Inc.)                        1,205,000
       35,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                   1,680,000
        3,000  Newell Financial Trust I, Convertible Preferred Stock (Newell Rubbermaid, Inc.)                    114,375
       12,000  Newell Financial Trust I, Convertible Preferred Stock (Newell Rubbermaid, Inc.)                    457,500
                                                                                                            -------------
               Total Preferred Stocks (cost $6,540,785)                                                         7,172,401
                                                                                                            -------------

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

               SHORT-TERM SECURITIES - 15.0% (a)
               Commerical Paper - 12.4%
    6,792,000  Abbott Laboratories                                                        4.65%  1/13/2000      6,781,472
   10,000,000  Ciesco L.P.                                                                 6.0%  1/25/2000      9,960,000
   25,000,000  CIT Group Holdings, Inc.                                                    4.5%   1/3/2000     24,993,750
   10,000,000  Corporacion Andina de Formento (USD)                                        6.3%  1/24/2000      9,959,750
   20,000,000  Harvard University                                                          3.0%   1/3/2000     19,996,667
   11,000,000  Heinz (H.J.) Co.                                                           5.94%  1/18/2000     10,969,145
   16,500,000  Koch Industries, Inc.                                                       4.6%   1/5/2000     16,491,567
   10,000,000  Northern Illinois Gas Co.                                                  5.95%  1/20/2000      9,968,597
   10,000,000  Triple-A One Funding Corp.                                                 6.29%  1/13/2000      9,979,033
   23,800,000  UBS Finance (Delaware), Inc.                                                5.0%   1/3/2000     23,793,389
                                                                                                            -------------
                                                                                                              142,893,370
                                                                                                            -------------

               U.S. Government Agency - 2.6%
   15,000,000  Federal Home Loan Bank                                                     4.75%  1/14/2000     14,974,271
   15,000,000  Federal Home Loan Bank                                                      4.7%  1/14/2000     14,974,542
                                                                                                            -------------
                                                                                                               29,948,813
                                                                                                            -------------
               Total Short-Term Securities (at amortized cost)                                                172,842,183
                                                                                                            -------------
               Total Investments (cost $1,187,766,511)                                                     $1,152,500,267 (e)
                                                                                                           ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At December 31, 1999, U.S. Treasury Notes valued at $1,453,595 were pledged as initial margin deposit to cover open financial futures contracts as follows:

                                                                                            Notional
                                Number of                                     Market        Principal     Unrealized
Financial Futures Contracts     Contracts       Expiration      Position      Value           Amount         Loss
---------------------------    -------------  -------------    ----------   ----------      ----------     ---------
U.S. Treasury Bond Futures          60          March 2000        Long      $5,456,250      $5,520,000    $ (63,750)
Standard & Poors 500                12          March 2000        Short      4,452,600       4,302,900     (149,700)

 (e) At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,188,415,012 and the net unrealized depreciation of investments based on that cost was $35,914,745 which is comprised of $5,361,290 aggregate gross unrealized appreciation and $41,276,035 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.






LB Series Fund, Inc.
Money Market Portfolio
Portfolio of Investments
December 31,  1999


  Principal                                                                          Yield to    Maturity
   Amount                                                                            Maturity      Date         Value
 ----------                                                                         ----------  ----------    ----------

               BANK NOTES -  1.0% (a)
               Banking -  Domestic - 1.0%
   $3,000,000  First National Bank of Chicago, N.A.                                       6.05%  8/11/2000  $   2,999,117
                                                                                                            -------------
               Total Bank Notes                                                                                 2,999,117
                                                                                                            -------------

               CERTIFICATES OF DEPOSIT -  4.7% (a)
               Banking - Domestic -  3.0%
    3,000,000  Morgan Guaranty Trust Co. of New York                                      6.08%  3/20/2000      3,000,000
    3,000,000  Morgan Guaranty Trust Co. of New York                                      5.75%  7/19/2000      2,999,155
    3,000,000  U.S. Bank Corp.                                                            6.00%  6/21/2000      2,992,344
                                                                                                            -------------
                                                                                                                8,991,499
                                                                                                            -------------

               Banking - Foreign - 1.7%
    3,000,000  Svenska Handelsbanken NY                                                   6.10%  7/27/2000      2,991,633
    2,000,000  UBS Ag Stamford                                                            6.12%  5/22/2000      1,992,140

                                                                                                            -------------
                                                                                                                4,983,773
                                                                                                            -------------
               Total Certificates of Deposit                                                                   13,975,272
                                                                                                            -------------

               COMMERCIAL PAPER - 87.0% (a)
               Banking - Domestic -  3.9%
    3,000,000  Norwest Financial, Inc.                                                    5.40%  3/21/2000      2,964,200
    2,500,000  Norwest Financial, Inc.                                                    5.65%   4/7/2000      2,463,490
    3,000,000  Wells Fargo & Co.                                                          5.92%   3/3/2000      2,970,240
    3,000,000  Wells Fargo & Co.                                                          6.11%  3/21/2000      2,959,867
                                                                                                            -------------
                                                                                                               11,357,797
                                                                                                            -------------

               Banking - Foreign - 2.8%
    3,000,000  Abbey National North America (Guaranteed Abbey
               National plc)                                                              5.99%   3/9/2000      2,966,567
    5,400,000  UBS Finance (Delaware) Inc. (Guaranteed Union
               Bank of Switzerland)                                                       5.00%   1/3/2000      5,398,500
                                                                                                            -------------
                                                                                                                8,365,067
                                                                                                            -------------

               Drugs & Health Care - 0.5%
    1,500,000  Pfizer, Inc.                                                               6.01%   4/3/2000      1,477,331
                                                                                                            -------------

               Finance - Automotive - 8.4%
    3,000,000  DaimlerChrysler North America Holdings                                     6.06%  2/16/2000      2,977,038
    3,000,000  DaimlerChrysler North America Holdings                                     6.10%  2/25/2000      2,972,638
    3,000,000  DaimlerChrysler North America Holdings                                     5.91%  3/16/2000      2,963,750
    3,000,000  DaimlerChrysler North America Holdings                                     6.12%  4/17/2000      2,947,035
      915,000  DaimlerChrysler North America Holdings                                     6.02%  5/23/2000        893,847
      150,000  Ford Motor Credit Co.                                                      6.03%   1/6/2000        149,875
    3,000,000  Ford Motor Credit Co. of Puerto Rico, Inc.
               (Guaranteed Ford Motor Credit Co.)                                         6.14%   1/4/2000      2,998,470
    3,000,000  Ford Motor Credit Co. of Puerto Rico, Inc.
               (Guaranteed Ford Motor Credit Co.)                                         6.39%   1/5/2000      2,997,877
    3,000,000  General Motors Acceptance Corp.                                            6.14%   3/8/2000      2,966,165
    2,000,000  General Motors Acceptance Corp.                                            5.92%  3/13/2000      1,976,960
      800,000  General Motors Acceptance Corp.                                            6.11%  4/11/2000        786,533
                                                                                                            -------------
                                                                                                               24,630,188
                                                                                                            -------------

               Finance - Commercial - 7.5%
    3,000,000  CIT Group Holdings, Inc.                                                   6.08%  1/21/2000      2,990,000
    3,000,000  CIT Group Holdings, Inc.                                                   5.95%  2/10/2000      2,980,433
    3,000,000  CIT Group Holdings, Inc.                                                   5.98%  2/28/2000      2,971,483
    1,250,000  General Electric Capital Corp.                                             5.85%   3/7/2000      1,237,052
    3,000,000  General Electric Capital Corp.                                             6.10%  3/20/2000      2,960,829
    3,000,000  General Electric Capital International Funding, Inc.
               (Guaranteed General Electric Capital Corp.)                                5.90%  2/28/2000      2,972,353
    3,000,000  General Electric Capital International Funding, Inc.
               (Guaranteed General Electric Capital Corp.)                                6.10%  3/20/2000      2,960,500
    3,000,000  General Electric Capital International Funding, Inc.
               (Guaranteed General Electric Capital Corp.)                                5.98%   5/5/2000      2,939,271
                                                                                                            -------------
                                                                                                               22,011,921
                                                                                                            -------------

               Finance - Consumer - 10.7%
    3,000,000  American Express Credit Corp.                                              6.52%   1/4/2000      2,998,375
    3,000,000  American Express Credit Corp.                                              5.97%   1/7/2000      2,997,030
      775,000  American Express Credit Corp.                                              5.95%  1/27/2000        771,754
    3,000,000  American General Finance Corp.                                             5.59%  2/18/2000      2,978,400
    6,000,000  Associates Corp of North America                                           4.00%   1/3/2000      5,998,667
    1,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                             6.11%  1/26/2000        995,819
    3,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                             6.01%  2/16/2000      2,977,345
    2,885,000  Associates Financial Services Company of  Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                             6.11%  2/28/2000      2,857,205
    6,000,000  Household Finance Corp.                                                    4.00%   1/3/2000      5,998,667
    3,000,000  Household Finance Corp.                                                    6.06%   2/7/2000      2,981,623
                                                                                                            -------------
                                                                                                               31,554,885
                                                                                                            -------------

               Finance - Retail - 1.0%
    3,000,000  Wal-Mart Stores, Inc.                                                      6.56%   1/5/2000      2,997,817
                                                                                                            -------------

               Finance - Structured - 17.4%
    3,000,000  Ciesco L.P.                                                                5.81%  1/14/2000      2,993,717
      850,000  Ciesco L.P.                                                                6.83%  1/18/2000        847,271
    2,127,000  Ciesco L.P.                                                                6.05%  1/21/2000      2,119,945
    3,000,000  Corporate Asset Funding Co.                                                6.64%  1/19/2000      2,990,100
    3,000,000  Corporate Asset Funding Co.                                                5.97%  1/31/2000      2,985,375
    3,000,000  Corporate Asset Funding Co.                                                6.10%   2/8/2000      2,981,000
    3,000,000  CXC, Inc.                                                                  6.44%  1/14/2000      2,993,067
    3,000,000  CXC, Inc.                                                                  6.13%  1/31/2000      2,984,950
    1,500,000  CXC, Inc.                                                                  5.92%  5/15/2000      1,467,656
    3,000,000  Delaware Funding Corp.                                                     6.03%  1/14/2000      2,993,533
    3,000,000  Delaware Funding Corp.                                                     6.24%  1/18/2000      2,991,217
    2,000,000  Delaware Funding Corp.                                                     6.22%  1/20/2000      1,993,540
    3,000,000  Delaware Funding Corp.                                                     6.12%   2/4/2000      2,983,000
    1,471,000  Delaware Funding Corp.                                                     6.08%  2/23/2000      1,458,114
    2,435,000  Preferred Receivables Funding                                              6.00%  1/10/2000      2,431,378
    3,000,000  Preferred Receivables Funding                                              5.99%   2/7/2000      2,981,963
    5,000,000  Preferred Receivables Funding                                              6.03%  2/24/2000      4,955,375
    3,000,000  Triple-A One Funding Corp.                                                 6.06%  1/11/2000      2,994,992
    3,000,000  Triple-A One Funding Corp.                                                 6.31%  1/13/2000      2,993,730
                                                                                                            -------------
                                                                                                               51,139,923
                                                                                                            -------------

               Food & Beverage - 3.7%
    3,000,000  Cargill Global Fund plc (Guaranteed Cargill, Inc.)                         6.48%  1/13/2000      2,993,550
      425,000  Cargill Global Fund plc (Guaranteed Cargill, Inc.)                         5.97%  1/21/2000        423,607
    2,000,000  Cargill Global Fund plc (Guaranteed Cargill, Inc.)                         5.25%  2/11/2000      1,988,497
    3,000,000  Cargill Global Fund plc (Guaranteed Cargill, Inc.)                         6.17%   3/3/2000      2,968,483
    2,500,000  Coca-Cola Co.                                                              5.01%  1/10/2000      2,496,875
                                                                                                            -------------
                                                                                                               10,871,012
                                                                                                            -------------

               Insurance - 13.6%
      850,000  AIG Funding, Inc.                                                          5.60%  3/24/2000        839,457
    3,000,000  American General Corp.                                                     5.93%  2/24/2000      2,973,765
    3,000,000  American General Corp.                                                     5.94%   3/7/2000      2,967,880
    3,000,000  Met-Life Funding Inc.                                                      6.08%  1/26/2000      2,987,771
    3,000,000  Met-Life Funding Inc.                                                      5.94%  1/26/2000      2,987,521
    2,353,000  Met-Life Funding Inc.                                                      6.00%  1/28/2000      2,342,553
    3,000,000  Met-Life Funding Inc.                                                      5.95%   2/3/2000      2,983,858
    3,000,000  Prudential Funding Corp.                                                   6.04%  1/21/2000      2,990,017
    3,000,000  Prudential Funding Corp.                                                   5.76%  1/28/2000      2,987,400
    3,000,000  Prudential Funding Corp.                                                   6.02%  1/31/2000      2,985,250
    3,000,000  USAA Capital Corp.                                                         5.92%  1/31/2000      2,985,375
    3,000,000  USAA Capital Corp.                                                         5.89%  2/17/2000      2,977,558
    3,000,000  USAA Capital Corp.                                                         6.17%  2/25/2000      2,972,042
    2,000,000  USAA Capital Corp.                                                         6.08%   3/3/2000      1,979,333
    2,000,000  USAA Capital Corp.                                                         6.13%  3/13/2000      1,975,800
                                                                                                            -------------
                                                                                                               39,935,580
                                                                                                            -------------

               Leisure & Entertainment - 1.0%
    3,000,000  Disney (Walt) Co.                                                          5.85%   3/6/2000      2,968,908
                                                                                                            -------------

               Metals & Mining - 1.9%
    3,000,000  Alcoa, Inc.                                                                4.00%   1/5/2000      2,998,667
    1,342,000  Alcoa, Inc.                                                                5.89%   2/7/2000      1,334,000
    1,200,000  Alcoa, Inc.                                                                6.19%   2/9/2000      1,192,031
                                                                                                            -------------
                                                                                                                5,524,698
                                                                                                            -------------

               Petroleum - 6.0%
    3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                         5.91%  2/22/2000      2,974,997
    2,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                         6.02%   3/7/2000      1,978,367
    3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                         6.01%  4/24/2000      2,944,140
    3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                         5.99%   5/8/2000      2,937,707
    4,000,000  Mobil Australia Finance Co., Inc. (Guaranteed Mobil Oil Corp.)             5.97%  2/14/2000      3,971,156
    3,020,000  Northern Illinois Gas Co.                                                  7.03%  1/21/2000      3,008,256
                                                                                                            -------------
                                                                                                               17,814,623
                                                                                                            -------------

               Services - 2.9%
    1,000,000  Leland H. Stanford Junior University                                       5.57%   2/8/2000        994,300
    3,000,000  Leland H. Stanford Junior University                                       5.98%  3/17/2000      2,963,140
    3,000,000  Yale University                                                            5.99%  2/14/2000      2,978,367
    1,500,000  Yale University                                                            6.00%  2/15/2000      1,488,900
                                                                                                            -------------
                                                                                                                8,424,707
                                                                                                            -------------

               Technology - Hardware - 4.4%
    3,000,000  IBM Credit Corp.                                                           4.50%   1/4/2000      2,998,875
    3,000,000  IBM Credit Corp.                                                           5.91%  1/27/2000      2,987,477
    3,000,000  IBM Credit Corp.                                                           6.04%  2/23/2000      2,973,898
    4,000,000  Motorola Inc.                                                              6.15%  3/30/2000      3,940,172
                                                                                                            -------------
                                                                                                               12,900,422
                                                                                                            -------------

               U.S. Municipal - 1.3%
    3,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
               Disposal; Series 1995 (Guaranteed BP Amoco plc)                            6.00%  3/10/2000      3,000,000
      950,000  Metrocrest Hospital Authority, Series 1989 (Bank of New York
               Direct Pay Letter of Credit)                                               5.88%   3/7/2000        940,107
                                                                                                            -------------
                                                                                                                3,940,107
                                                                                                            -------------
               Total Commercial Paper                                                                         255,914,986
                                                                                                            -------------

               VARIABLE RATE NOTES - 0.8% (a,b)
               U.S. Municipal - 0.8%
      300,000  Illinois Student Assistance Commission (Bank of America,
               Illinois Direct Pay Letter of Credit)                                      6.50%   1/5/2000        300,000
    2,000,000  Illinois Student Assistance Commission (Bank of America,
               Illinois Direct Pay Letter of Credit)                                      6.50%   1/5/2000      2,000,000
                                                                                                            -------------
               Total Variable Rate Notes                                                                        2,300,000
                                                                                                            -------------

               MEDIUM TERM NOTES - 3.4% (a)
               Finance - Automotive - 1.7%
    1,000,000  General Motors Acceptance Corp.                                            6.31%  3/17/2000      1,002,655
    2,000,000  General Motors Acceptance Corp.                                            6.34%   6/6/2000      2,004,682
    2,000,000  General Motors Acceptance Corp.                                            6.25%   7/5/2000      2,006,422
                                                                                                            -------------
                                                                                                                5,013,759
                                                                                                            -------------

               Finance - Commercial - 1.4%
    1,000,000  CIT Group, Inc.                                                            5.70%   5/2/2000      1,003,181
    3,000,000  CIT Group, Inc.                                                            6.18%   6/2/2000      3,006,202
                                                                                                            -------------
                                                                                                                4,009,383
                                                                                                            -------------

               Finance - Consumer - 0.3%
    1,000,000  American General Finance Corp. (Guaranteed American
               General Corp.)                                                             6.19%   6/9/2000      1,000,390
                                                                                                            -------------
               Total Medium Term Notes                                                                         10,023,532
                                                                                                            -------------

               U.S. GOVERNMENT AGENCY - 3.1% (a)
    6,000,000  Federal Home Loan Bank                                                     1.52%   1/3/2000      5,999,500
    3,000,000  Federal National Mortgage Association                                      4.06%   1/5/2000      2,998,667
                                                                                                            -------------
               Total U.S. Government Agency                                                                     8,998,167
                                                                                                            -------------
               Total Investments (at amortized cost)                                                         $294,211,074 (c)
                                                                                                            =============
Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.


The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost, $323,377,624)                                                    $436,779,545
Cash                                                                          98,055
Dividend and interest receivable                                              28,204
                                                                       -------------
Total assets                                                             436,905,804
                                                                       -------------
NET ASSETS                                                              $436,905,804
                                                                       =============

NET ASSETS CONSIST OF:
Paid-in capital (30,977,177 shares of capital
stock outstanding)                                                      $364,308,281
Accumulated net realized loss from sale
of investments                                                           (40,804,398)
Unrealized net appreciation of investments                               113,401,921
                                                                       -------------
NET ASSETS                                                              $436,905,804
                                                                       =============

Net asset value and public offering price per share
($436,905,804 divided by 30,977,177 shares of
capital stock outstanding)                                                    $14.10
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Dividend income                                                         $    534,326
Interest income                                                              544,407
                                                                        ------------
Total income                                                               1,078,733
                                                                        ------------
Expenses --
Investment advisory fee                                                    1,399,459
                                                                        ------------
Net investment loss                                                         (320,726)
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                               7,106,355
Net change in unrealized appreciation of investments                      86,027,696
                                                                        ------------
Net gain on investments                                                   93,134,051
                                                                        ------------
Net increase in net assets resulting
from operations                                                         $ 92,813,325
                                                                        ============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income (loss)                                        $   (320,726)     $  1,094,931
Net realized gain (loss) on investments                                7,106,355       (45,123,705)
Net change in unrealized appreciation or depreciation
of investments                                                        86,027,696        30,584,366
                                                                    ------------      ------------
Net change in net assets resulting from operations                    92,813,325       (13,444,408)
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                         --        (1,020,790)
Net realized gain on investments                                              --        (4,105,350)
                                                                    ------------      ------------
Total distributions                                                           --        (5,126,140)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          13,460,359        29,992,364
Reinvested dividend distributions                                             --         5,126,140
Cost of shares redeemed                                              (41,563,313)      (35,816,306)
                                                                    ------------      ------------
Net change in net assets from capital stock transactions             (28,102,954)         (697,802)
                                                                    ------------      ------------
Net change in net assets                                              64,710,371       (19,268,350)

NET ASSETS:
Beginning of period                                                  372,195,433       391,463,783
                                                                    ------------      ------------
End of period                                                       $436,905,804      $372,195,433
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost, $223,133,091)                                                    $279,526,790
Cash                                                                          58,342
Receivable for investment securities sold                                  2,328,314
Dividend and interest receivable                                              65,225
                                                                       -------------
Total assets                                                             281,978,671
                                                                       -------------
LIABILITIES:
Payable for investment securities purchased                               10,308,207
                                                                       -------------
NET ASSETS                                                              $271,670,464
                                                                       =============

NET ASSETS CONSIST OF:
Paid-in capital (16,341,678 shares of capital
stock outstanding)                                                      $189,833,908
Accumulated net realized gain from sale
of investments                                                            25,442,857
Unrealized net appreciation of investments                                56,393,699
                                                                       -------------
NET ASSETS                                                              $271,670,464
                                                                       =============

Net asset value and public offering price per share
($271,670,464 divided by 16,341,678 shares of
capital stock outstanding)                                                    $16.62
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Dividend income                                                         $    547,131
Interest income                                                              459,049
                                                                        ------------
Total income                                                               1,006,180
                                                                        ------------

Expenses --
Investment advisory fee                                                      612,592
                                                                        ------------
Net investment income                                                        393,588
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                              30,751,222
Net realized gain on closed or expired option
contracts written                                                              8,220
                                                                        ------------
Net realized gain on investments                                          30,759,442
Net change in unrealized appreciation of investments                      46,480,552
                                                                        ------------
Net gain on investments                                                   77,239,994
                                                                        ------------
Net increase in net assets resulting
from operations                                                         $ 77,633,582
                                                                       =============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                                   For the period from
                                                                                    January 30, 1998
                                                                                   (effective date) to
                                                                        1999        December 31, 1998
                                                                    ------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $    393,588     $     316,277
Net realized gain (loss) on investments                               30,759,442        (5,316,585)
Net change in unrealized appreciation or depreciation
of investments                                                        46,480,552         9,913,147
                                                                    ------------     -------------
Net increase in net assets resulting from operations                  77,633,582         4,912,839
                                                                    ------------     -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                   (393,588)         (316,277)
                                                                    ------------     -------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         101,676,490        95,921,660
Reinvested dividend distributions                                        393,588           316,277
Cost of shares redeemed                                               (3,309,584)       (5,164,523)
                                                                    ------------     -------------
Net increase in net assets from capital stock transactions            98,760,494        91,073,414
                                                                    ------------     -------------
Net increase in net assets                                           176,000,488        95,669,976

NET ASSETS:
Beginning of period                                                   95,669,976                --
                                                                    ------------     -------------
End of period                                                       $271,670,464     $  95,669,976
                                                                    ============     =============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost,$376,422,597)                                                     $549,594,070
Cash (including foreign currency holdings
of $6,166)                                                                    19,942
Dividend and interest receivable                                             526,302
                                                                        ------------
Total assets                                                             550,140,314
                                                                        ------------
NET ASSETS                                                              $550,140,314
                                                                        ============

NET ASSETS CONSIST OF:
Paid-in capital (32,490,759 shares of capital
stock outstanding)                                                      $364,204,771
Accumulated net realized gain from sale of
investments and foreign currency transactions                             12,781,199
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                                       173,154,344
                                                                        ------------
NET ASSETS                                                              $550,140,314
                                                                        ============

Net asset value and public offering price per share
($550,140,314 divided by 32,490,759 shares of
capital stock outstanding)                                                    $16.93
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $837,371)                      $  6,327,290
Interest income                                                              908,616
                                                                        ------------
Total income                                                               7,235,906
                                                                        ------------
Expenses --
Investment advisory fee                                                    3,525,013
                                                                        ------------
Net investment income                                                      3,710,893
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions                              18,678,469
Net realized loss on foreign currency transactions                          (406,313)
                                                                        ------------
Net realized gain on investments and foreign
currency transactions                                                     18,272,156
                                                                        ------------
Net change in unrealized appreciation of investments                     115,218,015
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                              (35,309)
                                                                        ------------
Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                       115,182,706
                                                                        ------------
Net gain on investments and foreign currency                             133,454,862
                                                                        ------------
Net increase in net assets resulting
from operations                                                         $137,165,755
                                                                        ============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  3,710,893      $  3,451,445
Net realized gain (loss) on investments
and foreign currency transactions                                     18,272,156        (2,051,138)
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                                115,182,706        47,582,219
                                                                    ------------      ------------
Net increase in net assets resulting from operations                 137,165,755        48,982,526
                                                                    ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                                 (1,914,960)       (6,100,889)
Net realized gain on investments                                              --        (2,480,808)
                                                                    ------------      ------------
Total distributions                                                   (1,914,960)       (8,581,697)
                                                                    ------------      ------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                          58,781,646        48,521,478
Reinvested dividend distributions                                      1,914,960         8,581,697
Cost of shares                                                       (15,551,417)      (14,963,421)
                                                                    ------------      ------------
Net increase in net assets from capital stock transactions            45,145,189        42,139,754
                                                                    ------------      ------------
Net increase in net assets                                           180,395,984        82,540,583

NET ASSETS:
Beginning of period                                                  369,744,330       287,203,747
                                                                    ------------      ------------
End of period                                                       $550,140,314      $369,744,330
                                                                    ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost, $3,647,869,745)                                                $4,909,509,318
Cash                                                                          74,697
Receivable for investment securities sold                                 37,198,559
Dividend and interest receivable                                           2,010,634
                                                                      --------------
Total assets                                                           4,948,793,208
                                                                      --------------
LIABILITIES:
Payable for investment securities purchased                               35,503,665
                                                                      --------------
NET ASSETS                                                            $4,913,289,543
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (162,478,426 shares of capital
stock outstanding)                                                    $2,851,070,602
Accumulated net realized gain from sale
of investments                                                           800,579,368
Unrealized net appreciation of investments                             1,261,639,573
                                                                      --------------
NET ASSETS                                                            $4,913,289,543
                                                                      ==============

Net asset value and public offering price per share
($4,913,289,543 divided by 162,478,426 shares
of capital stock interest outstanding)                                        $30.24
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Dividend income                                                       $   25,157,449
Interest income                                                            7,803,159
                                                                     ---------------
Total income                                                              32,960,608
                                                                     ---------------
Expenses --
Investment advisory fee                                                   15,571,164
                                                                     ---------------
Net investment income                                                     17,389,444
                                                                     ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                             821,069,093
Net realized gain on closed or expired option
contracts written                                                          3,815,742
                                                                     ---------------
Net realized gain on investments                                         824,884,835
Net change in unrealized appreciation of investments                     640,787,120
                                                                     ---------------
Net gain on investments                                                1,465,671,955
                                                                     ---------------
Net increase in net assets resulting
from operations                                                       $1,483,061,399
                                                                     ===============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                             $   17,389,444    $   26,484,086
Net realized gain on investments                                     824,884,835       325,324,813
Net change in unrealized appreciation or depreciation
of investments                                                       640,787,120       361,224,415
                                                                  --------------    --------------
Net increase in net assets resulting from operations               1,483,061,399       713,033,314
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                (16,925,590)      (26,297,317)
Net realized gain on investments                                    (341,902,994)     (382,615,151)
                                                                  --------------    --------------
Total distributions                                                 (358,828,584)     (408,912,468)
                                                                  --------------    --------------

CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                         237,383,037       271,027,313
Reinvested dividend distributions                                    358,828,584       408,912,468
Cost of shares redeemed                                             (127,166,866)      (90,186,334)
                                                                  --------------    --------------
Net increase in net assets from capital stock transactions           469,044,755       589,753,447
                                                                  --------------    --------------
Net increase in net assets                                         1,593,277,570       893,874,293

NET ASSETS:
Beginning of period                                                3,320,011,973     2,426,137,680
                                                                  --------------    --------------
End of period                                                     $4,913,289,543    $3,320,011,973
                                                                  ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost, $1,634,876,260)                                                $1,494,722,023
Cash                                                                       2,027,937
Receivable for investment securities sold                                     86,744
Interest and dividends receivable                                         31,165,036
                                                                      --------------
Total assets                                                           1,528,001,740
                                                                      --------------

LIABILITIES:
Payable for investment securities purchased                                2,265,357
                                                                      --------------
NET ASSETS                                                            $1,525,736,383
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (167,815,550 shares of capital
stock outstanding)                                                    $1,681,429,595
Accumulated net realized loss from sale
of investments                                                           (15,538,975)
Unrealized net depreciation of investments                              (140,154,237)
                                                                       --------------
NET ASSETS                                                            $1,525,736,383
                                                                       ==============

Net asset value and public offering price per share
($1,525,736,383 divided by 167,815,550 shares of
capital stock outstanding)                                                     $9.09
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                         $148,619,187
Dividend income                                                           15,872,500
                                                                        ------------
Total income                                                             164,491,687
                                                                        ------------
Expenses --
Investment advisory fee                                                    5,920,641
                                                                        ------------
Net investment income                                                    158,571,046
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                              (5,593,466)
Net change in unrealized depreciation of investments                      (5,689,722)
                                                                        ------------
Net loss on investments                                                  (11,283,188)
                                                                        ------------
Net increase in net assets resulting
from operations                                                         $147,287,858
                                                                        ============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998

                                                                         1999              1998
                                                                    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $  158,571,046    $  144,302,561
Net realized loss on investment transactions                            (5,593,466)       (9,085,193)
Net change in unrealized appreciation or depreciation
of investments                                                          (5,689,722)     (162,813,026)
                                                                    --------------    --------------
Net change in net assets resulting from operations                     147,287,858       (27,595,658)
                                                                    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                 (158,571,046)     (145,155,458)
Net realized gain on investments                                                --       (19,837,525)
                                                                    --------------    --------------
Total distributions                                                   (158,571,046)     (164,992,983)
                                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                            51,444,588       161,947,132
Reinvested dividend distributions                                      158,571,046       164,992,983
Cost of shares redeemed                                               (100,312,665)      (51,597,568)
                                                                    --------------    --------------
Net increase in net assets from capital stock transactions             109,702,969       275,342,547
                                                                    --------------    --------------
Net increase in net assets                                              98,419,781        82,753,906

NET ASSETS:
Beginning of period                                                  1,427,316,602     1,344,562,696
                                                                    --------------    --------------
End of period                                                       $1,525,736,383    $1,427,316,602
                                                                    ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
INCOME PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at value
(cost, $1,187,766,511)                                                $1,152,500,267
Cash                                                                          32,474
Receivable for investment securities sold                                  1,994,819
Interest and dividends receivable                                         13,145,726
                                                                      --------------
Total assets                                                           1,167,673,286
                                                                      --------------
LIABILITIES:
Payable for investment securities purchased                              101,628,524
Payable for variation margin on open
futures contracts                                                             40,200
                                                                      --------------
Total liabilities                                                        101,668,724
                                                                      --------------
NET ASSETS                                                            $1,066,004,562
                                                                      ==============

NET ASSETS CONSIST OF:
Paid-in capital (113,239,321 shares of capital
stock outstanding)                                                    $1,130,159,146
Accumulated net realized loss from sale
of investments                                                           (28,674,890)
Unrealized net depreciation of investments                               (35,479,694)
                                                                      --------------
NET ASSETS                                                            $1,066,004,562
                                                                      ==============

Net asset value and public offering price per share
($1,066,004,562 divided by 113,239,321 shares of
capital stock outstanding)                                                    $ 9.41
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                         $ 69,958,789
Dividend income                                                              374,095
                                                                        ------------
Total income                                                              70,332,884
                                                                        ------------
Expenses --
Investment advisory fee                                                    4,337,546
                                                                        ------------
Net investment income                                                     65,995,338
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                             (22,679,663)
Net realized gain on closed or expired option
contracts written                                                          1,051,085
Net realized loss on closed futures contracts                             (1,955,522)
                                                                        ------------
Net realized loss on investments                                         (23,584,100)
Net change in unrealized depreciation of investments                     (64,784,927)
                                                                        ------------
Net loss on investments                                                  (88,369,027)
                                                                        ------------
Net change in net assets resulting
from operations                                                         $(22,373,689)
                                                                        ============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                         1999              1998
                                                                    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                               $   65,995,338    $   58,537,622
Net realized gain (loss) on investment transactions                    (23,584,100)       13,372,952
Net change in unrealized appreciation or depreciation
of investments                                                         (64,784,927)       14,894,893
                                                                    --------------    --------------
Net change in net assets resulting from operations                     (22,373,689)       86,805,467
                                                                    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                  (65,979,140)      (58,495,759)
                                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                            78,018,164       134,532,247
Reinvested dividend distributions                                       65,979,140        58,495,759
Cost of shares redeemed                                                (63,960,526)      (27,456,669)
                                                                    --------------    --------------
Net increase in net assets from capital stock transactions              80,036,778       165,571,337
                                                                    --------------    --------------
Net change in net assets                                                (8,316,051)      193,881,045

NET ASSETS:
Beginning of period                                                  1,074,320,613       880,439,568
                                                                    --------------    --------------
End of period                                                       $1,066,004,562    $1,074,320,613
                                                                    ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
Investments in securities, at amortized cost
and value                                                               $294,211,074
Cash                                                                          83,313
Interest receivable                                                          588,540
                                                                        ------------
Total assets                                                             294,882,927
                                                                        ------------
NET ASSETS                                                              $294,882,927
                                                                        ============
NET ASSETS CONSIST OF:
Paid-in capital (294,882,927 shares of capital
stock outstanding)                                                      $294,882,927
                                                                        ============
Net asset value and public offering price per share
($294,882,927 divided by 294,882,927 shares of
capital stock outstanding)                                                    $ 1.00
                                                                              ======





Statement of Operations
Year Ended December 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                         $ 12,589,070
                                                                        ------------
Expenses --
Investment advisory fee                                                      957,608
                                                                        ------------
Net investment income                                                   $ 11,631,462
                                                                        ============





Statement of Changes in Net Assets
Years Ended December 31, 1999 and 1998
                                                                         1999              1998
                                                                    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                 $ 11,631,462      $  7,416,439
                                                                    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                                  (11,631,462)       (7,416,439)
                                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                           159,600,774       130,085,700
Reinvested dividend distributions                                       11,631,462         7,416,439
Cost of shares redeemed                                                (70,158,014)      (64,860,589)
                                                                    --------------    --------------
Net increase in net assets from capital stock transactions             101,074,222        72,641,550
                                                                    --------------    --------------
Net increase in net assets                                             101,074,222        72,641,550

NET ASSETS:
Beginning of period                                                    193,808,705       121,167,155
                                                                    --------------    --------------
End of period                                                         $294,882,927      $193,808,705
                                                                    ==============    ==============

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)

                                                                                           For the period from
                                                                                             January 18, 1996
                                                                                           (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                       1999          1998          1997         December 31, 1996
                                                 --------      --------      --------      --------------------
Net asset value, beginning of period              $11.06        $11.55        $11.50              $10.00
                                                 --------      --------      --------            --------
Income From Investment Operations --
Net investment income (loss)                       (0.01)         0.03          0.06                0.02
Net realized and unrealized gain
(loss) on investments (b)                           3.05         (0.37)         0.05                1.90
                                                 --------      --------      --------            --------
Total from investment operations                    3.04         (0.34)         0.11                1.92
                                                 --------      --------      --------            --------
Less Distributions --
Dividends from net investment income                  --         (0.03)        (0.06)              (0.02)
Distributions from net realized
gain on investments                                   --         (0.12)           --               (0.40)
                                                 --------      --------      --------            --------
Total distributions                                   --         (0.15)        (0.06)              (0.42)
                                                 --------      --------      --------            --------
Net asset value, end of period                    $14.10        $11.06        $11.55              $11.50
                                                 ========      ========      ========            ========
Total investment return at net asset value (c)    27.55%        (2.99%)        0.93%              19.17%
Net assets, end of period ($millions)             $436.9        $372.2        $391.5              $246.6
Ratio of expenses to average net assets            0.40%         0.40%         0.40%               0.40%(d)
Ratio of net investment income (loss) to
average net assets                                (0.09%)        0.30%         0.65%               0.27%(d)
Portfolio turnover rate                              60%          134%          147%                155%





                                                               For the period from
                                                                 January 30, 1998
                                                               (effective date) to
MID CAP GROWTH PORTFOLIO                           1999         December 31, 1998
                                                 --------      --------------------
Net asset value, beginning of period               $11.13              $10.00
                                                  --------            --------
Income From Investment Operations --
Net investment income                                0.02                0.04
Net realized and unrealized gain
(loss) on investments (b)                            5.49                1.13
                                                  --------            --------
Total from investment operations                     5.51                1.17
                                                  --------            --------
Less Distributions --
Dividends from net investment income                (0.02)              (0.04)
                                                  --------            --------
Net asset value, end of period                     $16.62              $11.13
                                                  ========            ========
Total investment return at net asset value (c)     49.64%              11.62%
Net assets, end of period ($millions)              $271.7               $95.7
Ratio of expenses to average net assets             0.40%               0.40%(d)
Ratio of net investment income to
average net assets                                  0.26%               0.64%(d)
Portfolio turnover rate                              148%                125%

See accompanying notes to the Financial Highlights.





                                                                                           For the period from
                                                                                             January 18, 1996
                                                                                           (effective date) to
WORLD GROWTH PORTFOLIO                             1999          1998          1997         December 31, 1996
                                                 --------      --------      --------      --------------------
Net asset value, beginning of period              $12.67        $11.12        $10.95              $10.00
                                                 --------      --------      --------            --------
Income From Investment Operations --
Net investment income                               0.11          0.12          0.10                0.08
Net realized and unrealized gain
(loss) on investments (b)                           4.21          1.74          0.21                0.96
                                                 --------      --------      --------            --------
Total from investment operations                    4.32          1.86          0.31                1.04
                                                 --------      --------      --------            --------
Less Distributions --
Dividends from net investment income               (0.06)        (0.21)        (0.13)              (0.09)
Distributions from net realized
gain on investments                                   --         (0.10)        (0.01)                 --
                                                 --------      --------      --------            --------
Total distributions                                (0.06)        (0.31)        (0.14)              (0.09)
                                                 --------      --------      --------            --------
Net asset value, end of period                    $16.93        $12.67        $11.12              $10.95
                                                 ========      ========      ========            ========
Total investment return at net asset value (c)    34.13%        16.75%         2.81%              10.41%
Net assets, end of period ($millions)             $550.1        $369.7        $287.2              $174.1
Ratio of expenses to average net assets            0.85%         0.85%         0.85%               0.85%(d)
Ratio of net investment income to
average net assets                                 0.89%         1.04%         1.08%               1.34%(d)
Portfolio turnover rate                              23%           19%           19%                  9%





GROWTH PORTFOLIO                                   1999          1998          1997          1996          1995
                                                 --------      --------      --------      --------      --------
Net asset value, beginning of period              $23.51        $21.58        $19.32        $18.27        $13.51
                                                 --------      --------      --------      --------      --------
Income From Investment Operations --
Net investment income                               0.11          0.19          0.21          0.24          0.24
Net realized and unrealized gain
(loss) on investments (b)                           9.14          5.28          4.97          3.43          4.76
                                                 --------      --------      --------      --------      --------
Total from investment operations                    9.25          5.47          5.18          3.67          5.00
                                                 --------      --------      --------      --------      --------
Less Distributions --
Dividends from net investment income               (0.11)        (0.19)        (0.21)        (0.24)        (0.24)
Distributions from net realized
gain on investments                                (2.41)        (3.35)        (2.71)        (2.38)           --
                                                 --------      --------      --------      --------      --------
Total distributions                                (2.52)        (3.54)        (2.92)        (2.62)        (0.24)
                                                 --------      --------      --------      --------      --------
Net asset value, end of period                    $30.24        $23.51        $21.58        $19.32        $18.27
                                                 ========      ========      ========      ========      ========
Total investment return at net asset value (c)    43.61%        28.38%        30.18%        22.44%        37.25%
Net assets, end of period ($millions)           $4,913.3      $3,320.0      $2,426.1      $1,658.6      $1,173.1
Ratio of expenses to average net assets            0.40%         0.40%         0.40%         0.40%         0.40%
Ratio of net investment income to
average net assets                                 0.45%         0.94%         1.11%         1.41%         1.53%
Portfolio turnover rate                             124%          152%          193%          223%          184%

See accompanying notes to the Financial Highlights.





HIGH YIELD PORTFOLIO                               1999          1998          1997          1996          1995
                                                 --------      --------      --------      --------      --------
Net asset value, beginning of period              $9.16         $10.44        $10.06        $ 9.94        $ 9.18
                                                 --------      --------      --------      --------      --------
Income From Investment Operations --
Net investment income                              0.99           0.99          0.98          0.98          0.96
Net realized and unrealized gain
(loss) on investments (b)                         (0.07)         (1.12)         0.37          0.12          0.76
                                                 --------      --------      --------      --------      --------
Total from investment operations                   0.92          (0.13)         1.35          1.10          1.72
                                                 --------      --------      --------      --------      --------
Less Distributions --
Dividends from net investment income              (0.99)         (1.00)        (0.97)        (0.98)        (0.96)
Distributions from net realized
gain on investments                                  --          (0.15)           --            --            --
                                                 --------      --------      --------      --------      --------
Total distributions                               (0.99)         (1.15)        (0.97)        (0.98)        (0.96)
                                                 --------      --------      --------      --------      --------
Net asset value, end of period                    $9.09         $ 9.16        $10.44        $10.06        $ 9.94
                                                 ========      ========      ========      ========      ========

Total investment return at net asset value (c)   10.52%         (1.50%)       14.10%        11.55%        19.62%
Net assets, end of period ($millions)          $1,525.7       $1,427.3      $1,344.6      $1,026.7        $792.5
Ratio of expenses to average net assets           0.40%          0.40%         0.40%         0.40%         0.40%
Ratio of net investment income to
average net assets                               10.71%         10.04%         9.58%         9.83%         9.94%
Portfolio turnover rate                             59%            71%          105%          107%           67%




INCOME PORTFOLIO                                   1999          1998          1997          1996          1995
                                                 --------      --------      --------      --------      --------
Net asset value, beginning of period              $10.21        $ 9.92        $ 9.75        $10.08        $ 9.04
                                                 --------      --------      --------      --------      --------
Income From Investment Operations --
Net investment income                               0.59          0.61          0.65          0.63          0.65
Net realized and unrealized gain
(loss) on investments (b)                          (0.80)         0.29          0.17         (0.33)         1.04
                                                 --------      --------      --------      --------      --------
Total from investment operations                   (0.21)         0.90          0.82          0.30          1.69
                                                 --------      --------      --------      --------      --------
Less Distributions --
Dividends from net investment income               (0.59)        (0.61)        (0.65)        (0.63)        (0.65)
                                                 --------      --------      --------      --------      --------
Net asset value, end of period                     $9.41        $10.21         $9.92         $9.75        $10.08
                                                 ========      ========      ========      ========      ========
Total investment return at net asset value (c)    (2.01%)        9.37%         8.75%         3.21%        19.36%
Net assets, end of period ($millions)           $1,066.0      $1,074.3        $880.4        $801.2        $762.1
Ratio of expenses to average net assets            0.40%         0.40%         0.40%         0.40%         0.40%
Ratio of net investment income to
average net assets                                 6.09%         6.06%         6.68%         6.54%         6.81%
Portfolio turnover rate                              91%           86%          117%          150%          132%

See accompanying notes to the Financial Highlights.




MONEY MARKET PORTFOLIO                             1999          1998          1997          1996          1995
                                                 --------      --------      --------      --------      --------
Net asset value, beginning of period              $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                 --------      --------      --------      --------      --------
Net investment income from investment operations    0.05          0.05          0.05          0.05          0.06
Less: Dividends from net investment income         (0.05)        (0.05)        (0.05)        (0.05)        (0.06)
                                                 --------      --------      --------      --------      --------
Net asset value, end of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                 ========      ========      ========      ========      ========
Total return (c)                                   4.94%         5.32%         5.43%         5.20%         5.71%
Net assets, end of period ($millions)             $294.9        $193.8        $121.2        $103.9         $66.1
Ratio of expenses to average net assets            0.40%         0.40%         0.40%         0.40%         0.40%
Ratio of net investment income to
average net assets                                 4.86%         5.16%         5.27%         5.07%         5.55%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.




LB Series Fund, Inc.
Notes to Financial Statements
December 31, 1999

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth, Mid Cap Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended December 31, 1999, accumulated net realized gain or loss from the sale of investments was increased by $106,145, $1,795,933, $463,854, and $16,198, respectively, for the
Opportunity Growth, World Growth, Growth, and Income Portfolios; undistributed net investment income was increased (decreased) by $320,726, ($1,795,933), ($463,854), and ($16,198), respectively, for the Opportunity
Growth, World Growth, Growth, and Income Portfolios; and paid in capital was decreased by $426,871 for the Opportunity Growth Portfolio. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and Forward Foreign Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $604,805 from such fees for the year ended December 31, 1999.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood pays Rowe Price-Fleming International, Inc. an annual sub-advisory fee for the performance of sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays a portion of an annual sub-advisory fee equal to 0.50% of combined average daily net assets of the World Growth Portfolio and Lutheran Brotherhood World Growth Fund. Rowe Price-Fleming voluntarily agreed to reduce its sub-advisory fee to 0.45% of average daily net assets when combined average daily net assets exceed $500 million. Rowe Price-Fleming has also agreed to a transitional fee waiver which will gradually reduce sub-advisory fees from 0.50% to 0.45% of combined average daily net assets. The transitional fee waiver is in effect when combined average daily net assets are between $450 and $500 million. The total dollar amount paid by Lutheran Brotherhood to Rowe Price-Fleming under the investment sub-advisory contract for World Growth Portfolio for the year ended December 31, 1999 was $1,866,184.

Lutheran Brotherhood pays T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the Opportunity Growth Portfolio. For these services, Lutheran Brotherhood pays an annual sub-advisory fee equal to 0.30% of all the Opportunity Growth Portfolio's annual average daily net assets. The total dollar amount paid by Lutheran Brotherhood to T. Rowe Price Associates under the investment sub-advisory contract for Opportunity Growth Portfolio for the year ended December 31, 1999 was $1,049,596.

The sub-advisory contract for the Opportunity Growth Portfolio with T. Rowe Price Associates will be terminated at the close of business on February 29, 2000. Advisory services will be performed by Lutheran Brotherhood beginning March 1, 2000.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended December 31, 1999, a distribution from net realized capital gains of $341,902,994 was paid by the Growth Portfolio. This distribution related to net capital gains realized during the year ended December 31, 1998.

(5) CAPITAL LOSS CARRYOVER

At December 31, 1999, the Opportunity Growth, High Yield, and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Expiration       Opportunity         High Yield         Income
Year             Growth              Portfolio          Portfolio
----------       -----------         ----------         -----------
2002                      --                 --         $ 1,019,053
2004                      --                 --           3,667,020
2006             $34,700,279         $4,536,501                  --
2007                      --            597,597          13,947,561
                 -----------         ----------         -----------
Total            $34,700,279         $5,134,098         $18,633,634
                 ===========         ==========         ===========

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $6,104,119, $696,840, $2,017,187,
$22,530,895, $10,404,877, and $10,041,256 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1999 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                              In thousands
Portfolio                          Purchases                Sales
------------------------        ----------------         ----------
Opportunity Growth                   $   204,652        $   237,096
Mid Cap Growth                           301,924            217,327
World Growth                             121,867             89,462
Growth                                 4,740,454          4,637,661
High Yield                               878,570            829,292
Income                                   607,225            548,368

Purchases and sales of U.S. Government securities were:

                                              In thousands
Portfolio                          Purchases                Sales
------------------------        ----------------         ----------
Growth                                 $  18,676          $  22,261
Income                                   331,837            469,180

Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $378,657 at December 31, 1999, which represented 0.03% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 1999 were as follows:


                                Mid Cap Growth Portfolio            Growth Portfolio                Income Portfolio
                             ------------------------------  ------------------------------  ------------------------------
                               Number of        Premium        Number of        Premium        Number of        Premium
                               Contracts        Amount         Contracts        Amount         Contracts        Amount
                             --------------  --------------  --------------  --------------  --------------  --------------
Balance at December 31, 1998           81      $   24,658             333     $   134,098             400      $  245,760
Opened                                 --              --          39,107      12,303,495           2,600       1,024,881
Closed                                (50)        (16,807)        (28,916)     (9,848,759)         (1,750)       (925,089)
Expired                               (31)         (7,851)         (6,485)     (1,119,619)         (1,250)       (345,552)
Exercised                              --              --          (4,039)     (1,469,215)             --              --
                             --------------  --------------  --------------  --------------  --------------  --------------
Balance at December 31, 1999           --      $       --              --     $        --              --      $       --
                             ==============  ==============  ==============  ==============  ==============  ==============


(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:

                              Shares                  Par
Portfolio                   Authorized               Value
------------------       ----------------         -----------
Opportunity Growth          200,000,000              $0.01
Mid Cap Growth              200,000,000              $0.01
World Growth                200,000,000              $0.01
Growth                      400,000,000              $0.01
High Yield                  200,000,000              $0.01
Income                      400,000,000              $0.01
Money Market                400,000,000              $0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.


Transactions in capital stock were as follows:

                        Opportunity       Mid Cap         World                           High                            Money
                          Growth          Growth          Growth          Growth          Yield           Income          Market
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------
Shares outstanding at
December 31, 1997       33,897,420              --      25,826,988     112,406,211     128,831,291      88,782,557     121,167,155
Shares sold              2,767,211       9,154,232       3,959,733      12,852,681      15,926,615      13,351,834     130,085,700
Shares issued on
reinvestment of
dividends
and distributions          441,302          28,428         686,747      20,455,417      16,628,892       5,817,896       7,416,439
Shares redeemed         (3,446,650)       (585,678)     (1,286,464)     (4,476,400)     (5,514,257)     (2,734,184)    (64,860,589)
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------

Shares outstanding at
December 31, 1998       33,659,283       8,596,982      29,187,004     141,237,909     155,872,541     105,218,103     193,808,705
Shares sold              1,198,337       7,988,054       4,355,082       9,781,523       5,592,802       7,874,282     159,600,774
Shares issued on
reinvestment of
dividends
and distributions               --          23,675         113,096      16,555,123      17,339,992       6,772,530      11,631,462
Shares redeemed         (3,880,443)       (267,033)     (1,164,423)     (5,096,129)    (10,989,785)     (6,625,594)    (70,158,014)
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------

Shares outstanding at
December 31, 1999       30,977,177      16,341,678      32,490,759     162,478,426     167,815,550     113,239,321     294,882,927
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============


(8) BANK LOANS

Effective September 18, 1999, the Portfolios, along with the Lutheran Brotherhood Family of Funds, entered into an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Portfolios may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the period September 18, 1999, through December 31, 1999.



LB SERIES FUND, INC.

OPPORTUNITY GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
WORLD GROWTH PORTFOLIO
GROWTH PORTFOLIO
HIGH YIELD PORTFOLIO
INCOME PORTFOLIO
MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland               Brenda J. Pederson
Chairman and President         Vice President

Wade M. Voigt                  Richard B. Ruckdashel
Treasurer                      Vice President

Otis F. Hilbert                James R. Olson
Secretary and Vice President   Vice President

Randall L. Boushek             John C. Bjork
Vice President                 Assistant Secretary

Frederick P. Johnson           Rand E. Mattsson
Vice President                 Assistant Treasurer

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



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Important Notice About Delivery of Investor Documents
In response to concerns from households that received multiple copies of the same mailings, we generally send a single copy of prospectuses, financial reports and proxy statements to investors who live at the same address. New SEC regulations require us to offer additional copies to households that would like a separate copy for each investor. In order to use resources wisely and control expenses, we will continue to send one copy of these documents per household unless you instruct us to send a copy for each investor. To request additional copies, please call us toll-free at 1-800-990-6290. We will begin sending the additional copies within 30 days after we receive your request, and will continue to do so in future mailings unless you request otherwise.





VP 54 (12/99)

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